UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Securities Exchange Act of 1934

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VISA INC.

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Notice of 2024 Annual Meeting and Proxy Statement

VISA

Stockholder Letter

Visa has achieved strong results while operating with purpose, driving towards our goal of uplifting everyone, everywhere by being the best way to pay and be paid.

Dear Fellow

Stockholder,

On behalf of the Board of Directors and management team, we want to thank you for your investment in Visa and encourage you to vote your shares by proxy at this year’s Annual Meeting. Stockholder engagement remains a key input into Board discussions and decisions, and we greatly value the opportunity to maintain extensive year-round dialogue with our stockholders beyond the Annual Meeting.

During 2023, we continued to capitalize on exciting opportunities in the industry and make great strides across our three growth levers: consumer payments, new flows and value added services. Visa has achieved strong results while operating with purpose, driving towards our goal of uplifting everyone, everywhere by being the best way to pay and be paid. We are immensely proud of the progress Visa has made in the past year and are pleased to provide you with key updates on how the Board and management team continue to create value for our stockholders.

Smooth leadership transition promotes continued innovation and growth

A cornerstone of 2023 for Visa was the successful execution of our important leadership succession at the Board and management level, in which we effected a smooth CEO transition. After almost a year as Executive Chairman supporting the leadership transition, Al decided to retire from the Board as of the Annual Meeting. John Lundgren, currently our Lead Independent Director, will take on the Independent Board Chair role following our Annual Meeting. The Board is pleased with how its leadership structure has enabled collaboration with management and facilitated a successful leadership transition over the last year. During this time, we also welcomed Chris Suh to Visa as our new CFO, who assumed the role fully in August 2023 and has already contributed meaningfully to our team. We are excited about Visa’s future and the leadership in place to drive and oversee success, growth, and innovation.

New independent director brings important experience in technology and cybersecurity

In addition to our leadership transitions over the past year, the Board appointed Pam Murphy as an independent director, whose operational knowledge of global software and technology companies and direct experience leading a cybersecurity software and services company are additive to the Board’s active assessment and oversight of risk, particularly in the area of cybersecurity risk. Pam’s perspective has already been a valuable addition to Visa’s Board.

Proposed amendments to certificate of incorporation beneficial to all Visa common stockholders

Finally, we are pleased with the significant progress Visa has made resolving claims under the U.S. Covered Litigation, and after careful consideration of this progress and input from our common stockholders across all three classes, the Board has decided to propose amendments to our Certificate of Incorporation, which, if approved at this Annual Meeting, would authorize a Class B Exchange Offer Program. As detailed in Proposal 4, the Class B Exchange Offer Program certificate amendments would allow for a programmatic and measured release of portions of Class B shares. The Board believes the Certificate of Incorporation amendments will provide benefit to all of our Class A, Class B, and Class C common stockholders.

Thank you for your continued support and engagement during 2023 as we, along with the rest of the Board, work to power sustainable commerce and economic growth around the world.

	Al Kelly Executive Chairman	Ryan McInerney Director and Chief Executive Officer

2024 Proxy Statement

Notice of Annual Meeting

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Notice of 2024 Annual Meeting of Stockholders

Items of Business

1.	To elect the eleven director nominees named in this proxy statement;
2.	To approve, on an advisory basis, the compensation paid to our named executive officers;
3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024;
4.

To approve and adopt amendments to our Seventh Restated Certificate of Incorporation (the Certificate) to authorize Visa to enable Class B stockholders to exchange and transfer portions of their Class B common stock, subject to certain conditions (such amendments, the Class B Exchange Offer Program Certificate Amendments);

5.

To approve one or more adjournments of the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of Proposal 4 if there are insufficient votes at the time of the Annual Meeting to approve such proposal;

6.	To vote on a stockholder proposal requesting that the Board adopt a policy to seek shareholder ratification of certain termination pay arrangements, if properly presented; and
7.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The proxy statement more fully describes these proposals.

Record Date

Holders of our Class A, Class B, and Class C common stock at the close of business on November 24, 2023, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Holders of our Class A common stock will be entitled to vote on all proposals, and holders of our Class B and Class C common stock will be entitled to vote only on Proposal 4.

Attending the Annual Meeting

The meeting will be held on Tuesday, January 23, 2024, at 8:30 a.m. Pacific Time. Log-in begins at 8:15 a.m. Eligible holders of our Class A, Class B, and Class C common stock will be able to attend the meeting online, vote their shares electronically, and submit questions during the meeting by visiting virtualshareholdermeeting.com/V2024. To participate in the virtual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. Please refer to the “Attending the Meeting” section of the proxy statement for more details about attending the Annual Meeting online. The meeting will be held exclusively online; we are not holding an in-person meeting.

Proxy Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting online, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you received in the mail. You may revoke your proxy at any time before it is voted. Please refer to the “Voting and Meeting Information” section of the proxy statement for additional information.

On or about December [    ], 2023, we released the proxy materials to the holders of our Class A, Class B, and Class C common stock. On that day we sent to our Class A stockholders (other than those Class A stockholders who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our fiscal year 2023 Annual Report, and how to vote through the Internet or by telephone. On that date we sent printed copies of the proxy materials to holders of our Class B and Class C common stock.

By Order of the Board of Directors

Kelly Mahon Tullier

Vice Chair, Chief People and Corporate Affairs Officer,

and Corporate Secretary

San Francisco, California

December [    ], 2023

Important Notice Regarding the Availability of Proxy Materials

for the 2024 Annual Meeting of Stockholders to be held on January 23, 2024.

The proxy statement and Visa’s Annual Report for fiscal year 2023 are available at

investor.visa.com

2024 Proxy Statement

Identifies information or disclosure that is new

2024 Proxy Statement	i

Proxy Summary

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Information About Our 2024 Annual Meeting of Stockholders

Date and Time	Tuesday, January 23, 2024, at 8:30 a.m. Pacific Time

Place	This year’s meeting will be held virtually via a live webcast at virtualshareholdermeeting.com/V2024

Record Date	November 24, 2023

Voting Matters

	Proposals	Board Recommendation	Page Number for Additional Information

1	Election of eleven director nominees	FOR (each nominee)	36

2	Approval, on an advisory basis, of compensation paid to our named executive officers	FOR	49

3	Ratification of the appointment of our independent registered public accounting firm	FOR	98

4	Approval and adoption of the Class B Exchange Offer Program Certificate Amendments	FOR	100

5	Approval of one or more adjournments of the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of Proposal 4	FOR	116

6	To vote on a stockholder proposal requesting that the Board adopt a policy to seek shareholder ratification of certain termination pay arrangements, if properly presented	AGAINST	117

2024 Proxy Statement	1

Proxy Summary

Corporate Governance and Board Highlights

We are committed to corporate governance practices that promote long-term value and strengthen Board and management accountability to our stockholders, customers, and other stakeholders. Information regarding our corporate governance framework is described in Corporate Governance and includes the following highlights:

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Proxy Summary

Snapshot of 2024 Director Nominees

Our director nominees exhibit an effective mix of diversity, experience, and perspectives

Average Tenure 4.9 YRS	Total Diversity 73%

	Director Since			Committee Memberships				Other Current Public Boards
Name		Principal Occupation	Independent	ARC	CC	FC	NCGC
Lloyd A. Carney	2015	Founder, Chairman & CEO, Carney Global Ventures, LLC	✓				●	2
Kermit R. Crawford	2022	Director	✓	●			●	2
Francisco Javier Fernández-Carbajal	2007	Director General, Servicios Administrativos Contry SA de CV	✓		●	●		2
Ramon Laguarta	2019	Chairman and CEO, PepsiCo, Inc.	✓			●	●	1
Teri L. List	2022	Director	✓	●	●			3
John F. Lundgren	2017	Lead Independent Director(1), Visa	✓		●			1
Ryan McInerney	2023	CEO, Visa	–					–
Denise M. Morrison	2018	Founder, Denise Morrison & Associates, LLC	✓	●				2
Pamela Murphy	2023	CEO, Imperva, Inc.	✓			●	●	1
Linda J. Rendle	2020	CEO, The Clorox Company	✓			●	●	1
Maynard G. Webb, Jr.	2014	Founder, Webb Investment Network	✓		●			1

ARC= Audit and Risk Committee CC = Compensation Committee FC = Finance Committee NCGC= Nominating and Corporate Governance Committee	= Chair ● = Member

(1)	Mr. Lundgren has been elected to serve as Board Chair, effective January 23, 2024, subject to his re-election to the Board at the Annual Meeting.

2024 Proxy Statement	3

Proxy Summary

Our Compensation Philosophy, Principles, and Key Elements

The compensation program for our named executive officers (NEOs) helps us attract and retain key talent and promote performance that enhances stockholder value and drives long-term strategic outcomes, including the Company’s broader corporate responsibility and sustainability efforts.

There are three primary principles that guide our compensation program design and administration: (1) pay for performance; (2) promote alignment with stakeholders’ interests; and (3) attract, motivate, and retain key talent.

We tie a substantial portion of our NEOs’ target annual compensation to the achievement of pre-established financial and non-financial objectives that support our business strategy, with a mix that balances short- and long-term performance goals. Further, our annual incentive plan incorporates corporate responsibility and sustainability metrics that are tied to the Company’s strategic objectives. Our long-term equity awards align the interests of our NEOs with our stakeholders’ interests and link a substantial portion of compensation to the achievement of earnings per share (EPS) results that drive total shareholder return (TSR).

For fiscal year 2023, 93% of the target total direct compensation of the annual compensation components for our Chief Executive Officer was variable and at-risk, and an average of 91% was variable and at-risk for our other NEOs.

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Proxy Summary

Principles of our Compensation Program

Pay for Performance

The key principle of our compensation philosophy is pay for performance. We favor variable “at-risk” pay opportunities over fixed pay, with a significant portion of our NEOs’ total compensation determined based on performance against annual and long-term goals and stockholder return.

Promote Alignment with Stakeholders’ Interests

We reward performance that meets or exceeds the goals that the Compensation Committee establishes with the objective of increasing stockholder value over time, aligning with other stakeholders’ interests, and driving long-term strategic outcomes, including the Company’s broader corporate responsibility and sustainability efforts.

Attract, Motivate, and Retain Key Talent

We design our compensation program to attract, motivate, and retain key talent.

Key Elements of our Fiscal Year 2023 Compensation Program

Compensation Mix	Long-Term Equity Incentive

Fiscal Year 2023 Company Highlights

Net Revenues	GAAP Net Income	Non-GAAP Net Income(1)
$32.7B	$17.3B	$18.3B

up 11% from prior year	up 15% from prior year	up 14% from prior year

GAAP EPS	Non-GAAP EPS(1)	Dividends & Share Repurchases
$8.28	$8.77	$16.1B

up 18% from prior year	up 17% from prior year	up 9% from prior year

(1)

For further information regarding a reconciliation of our generally accepted accounting principles (GAAP) to non-GAAP financial results, which excludes certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends, please see Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations – Overview in our 2023 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (SEC) on November 15, 2023. We consider non-GAAP measures useful to investors because they provide greater transparency into management’s view and assessment of our ongoing operating performance.

2024 Proxy Statement	5

Proxy Summary

Board’s Role In Long-Term Strategic Planning

The Board takes an active role with management to formulate and review Visa’s long-term corporate strategy. Each quarter, the Board and management confer on the execution of our long-term strategic plans, and the status of key initiatives, opportunities, and risks facing Visa. In addition, the Board regularly conducts in-depth long-term strategic reviews with our senior management team. During these reviews, the Board and management discuss the payments landscape, emerging technological and competitive opportunities and threats, and short- and long-term plans and priorities within our strategy.

Additionally, the Board annually discusses and approves budget and capital requests, which are firmly linked to Visa’s long-term strategic plans and priorities. Through these processes, the Board brings its collective, independent judgment to bear on the most critical long-term strategic issues facing Visa. For more information on our long-term strategy and the progress we made against our strategic goals in fiscal year 2023, please see our 2023 Annual Report, including the letter from our Chief Executive Officer, Ryan McInerney, to our stockholders.

Talent and Human Capital Management

Attracting, developing, and advancing the best people globally is crucial to all aspects of Visa’s activities and long-term success, and is central to our long-term strategy. Best-in-class, diverse teams and an inclusive culture inspire leadership, encourage innovative thinking, and support the development and advancement of all employees.

Since September 2020, we have strategically grown our employee workforce by 41%. We have focused on hiring talent in key areas such as Value Added Services (VAS), New Flows, Product, and Technology, and we have made good progress to meet our underrepresented goals in the U.S. and to increase the percentage of women employees globally. To continue this momentum, we are evolving how we attract, hire, develop, and retain top talent.

At Visa, all employees are encouraged and empowered to be leaders through embracing the Visa Leadership Principles. These Leadership Principles are integrated into core talent processes, and since their introduction six years ago they have enhanced how we evaluate performance and drive the company’s success. In fiscal year 2023, as we look ahead to the next chapter of Visa’s growth, we introduced evolved Leadership Principles, with the aim to drive clarity and specificity around the behaviors that will contribute to Visa’s future success, while building on our strengths:

Lead Courageously	Obsess about Customers	Collaborate as One Visa	Execute with Excellence
Act like an owner Think big and challenge the status quo Hold ourselves and each other accountable	Listen and learn from customers Dream, design, and build the future of payments Sell with pride and purpose	Champion inclusion and diversity Encourage constructive debate Enable each other to succeed	Decide quickly and move fast Deliver seamlessly Learn from our mistakes

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Proxy Summary

The tone and culture of Visa is set at the Board level. The full Board has oversight of human capital management and performs regular reviews, including annual reviews of succession planning for our Chief Executive Officer. Our Board committees have responsibility for specific areas of human capital management. The Nominating and Corporate Governance Committee is responsible for director succession and refreshment, as well as management succession and development planning. Our Compensation Committee is responsible for reviewing Visa’s programs and practices related to executive workforce inclusion and diversity as well as the administration of compensation programs in a non-discriminatory manner. Management is responsible for developing policies and processes that reflect and reinforce our desired corporate culture, including policies and processes related to strategy, risk management, and ethics and compliance.

Employee Development and Engagement

Visa understands that being an employer of choice requires best-in-class career and skills development along with innovative programs. Given Visa’s ambitious growth agenda and efforts to achieve our purpose, we have focused on enhancing our employees’ expertise across our business. This includes building a new Technology Apprenticeships program to help us broaden and strengthen our talent channels and pipelines. In fiscal year 2023, we developed the Visa Payments Learning Program to diversify entry paths into the workforce, with an initial focus on payments and cybersecurity. We also committed to providing employees with the tools they need to do their work more quickly and easily, including an artificial intelligence-driven portal with a searchable knowledge base to create customized results and bespoke solutions.

We support employees in their development through our award-winning Visa University. Our global learning platform, Learning Hub, houses nearly 200,000 learning resources on a number of topics, including sales, technology, product, and leadership development. Visa’s annual Learning Festival includes courses taught and facilitated by Visa leaders and external speakers who bring real-world context and ideas for practical application that are aligned with our goals.

In 2023, we created our new employee value proposition, Powering payments, uplifting people, which is closely linked to our purpose. Our employee value proposition has been embedded throughout numerous key organizational programs and processes, and has been used to help attract, develop, and advance top-notch talent.

We recognize that building an inclusive and high-performing culture requires an engaged workforce, where employees are motivated to do their best work every day. Our engagement approach centers on communication and recognition. We communicate with our employees in a variety of ways, including quarterly town hall meetings, our company intranet, digital signage, email newsletters, and live events in regional offices. We also are dedicated to ensuring that employees feel valued in their day-to-day work. To provide employees with more opportunities to recognize and be recognized, we introduced UPLIFT, Visa’s new recognition platform, which enables peer-to-peer recognition and reinforces our employee value proposition and the Visa Leadership Principles. Employee engagement in peer recognition has significantly increased since the launch, with monthly active users reaching 78% in September 2023. With this enhanced platform, employees are encouraged to recognize each other in uplifting everyone, everywhere.

We assess employee engagement through a variety of channels, including employee engagement surveys and periodic pulse surveys, which provide feedback on a variety of topics, such as company direction and strategy, wellbeing, inclusion and diversity, individual growth and development, collaboration, and confidence and pride. In Visa’s fiscal year 2023 employee engagement survey, 95% of employees reported that they feel proud to work for Visa, 92% of employees understand the link between their work and our company’s strategic objectives, and 91% of employees are proud to work for a purpose-driven company and would recommend Visa as a great place to work.

2024 Proxy Statement	7

Proxy Summary

Employee Benefits

We believe our employees are critical to the success of our business, and we structure our total rewards and benefits package to attract and retain a talented and engaged workforce. We continue to evolve our programs to meet our employees’ needs, providing comprehensive wellbeing, financial, and quality of life coverage. Our programs vary by location, but may include the following:

Inclusion and Diversity

Visa believes in an inclusive and diverse workplace where everyone is accepted, everywhere. We are driven to create a culture in which individual differences, experiences, and capabilities are valued and contribute to our business success. By leveraging the diverse backgrounds and perspectives of our global teams, we are able to achieve better solutions for our clients and create a connected workplace to attract and advance top talent. Visa’s approach to inclusion and diversity involves the following:

We are committed to doing our part to improve our inclusion and increase our diversity. In fiscal year 2023, Visa continued to drive important change through specific actions, including making progress toward our goals to increase the number of U.S. employees from underrepresented groups and hosting an “Inclusion & Diversity Talks” series to promote internal education and conversation. We are also providing professional development and mentorship programs, equipping our employees with training and tools to be active allies, and continuing our supplier diversity efforts.

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Proxy Summary

Workforce Demographics

Visa tracks, measures, and evaluates our workforce representation and impact as part of our strategic business imperative to build a diverse and inclusive organization. We are committed to reporting our workforce demographics annually.

Notes:

•	Demographic data is based on Company records as of September 30, 2023.
•	Leadership: Defined as Vice President and above.
•

Others: Defined as American Indian/Alaska Native, Native Hawaiian/Other Pacific Islander, and two or more races. Ethnicity data does not include employees who choose not to disclose or who leave the field blank.

•	Percentages may not add up to 100% due to rounding.

2024 Proxy Statement	9

Corporate Governance

Corporate Governance

Current Board members. Seated left to right: Ramon Laguarta, Francisco Javier Fernández-Carbajal, and Lloyd A. Carney. Standing left to right: Maynard G. Webb, Jr., Pamela Murphy, Kermit R. Crawford, John F. Lundgren, Teri L. List, Ryan McInerney, Linda J. Rendle, Denise M. Morrison, and Alfred F. Kelly, Jr.

Members of our Board oversee our business through discussions with our Executive Chairman; Chief Executive Officer; Chief Financial Officer; Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary; General Counsel; Chief Risk Officer; President, Technology; Chief Information Security Officer; and other officers and employees, and by reviewing materials provided to them and participating in regular meetings of the Board and its committees.

The Board regularly monitors our corporate governance policies and profile to confirm we meet or exceed the requirements of applicable laws, regulations and rules, and the listing standards of the New York Stock Exchange (NYSE). We have instituted a variety of practices to foster and maintain responsible corporate governance, which are described in this section. To learn more about Visa’s corporate governance and to view our Corporate Governance Guidelines, Code of Business Conduct and Ethics, and the charters of each of the Board’s committees, please visit the Investor Relations page of our website at investor.visa.com under “Corporate Governance.” Our Environmental, Social & Governance Report is located on our website at visa.com/esg. You may request a printed copy of any of these documents free of charge by contacting our Corporate Secretary at Visa Inc., P.O. Box 193243, San Francisco, CA 94119 or corporatesecretary@visa.com.

Board Leadership Structure

The Company’s Corporate Governance Guidelines provide the Board with the flexibility to determine the appropriate leadership structure for the Company. In making leadership structure determinations, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. The Board’s thoughtful consideration of its leadership structure given evolving needs of the Company and our operative environment is demonstrated by its recent decision to appoint an independent Board Chair following Al Kelly’s planned retirement from the Executive Chairman role, as detailed in the below sections.

Current Leadership Structure

As a part of the Chief Executive Officer succession process that culminated in February 2023, the Board made the determination to split the role of Chief Executive Officer and Chairperson at that time. The Board believes that this leadership structure is appropriate given Mr. Kelly’s and Mr. McInerney’s respective tenures and because it separates the leadership of the Board from the duties of day-to-day leadership of the Company. This structure has allowed our Chief Executive Officer, Mr. McInerney, to focus on the day-to-day management of the business and on executing our strategic priorities, while Mr. Kelly as Executive Chairman focused on leading the Board and providing advice and counsel to Mr. McInerney. In addition, the independent directors reaffirmed the Board’s commitment to strong independent board leadership by unanimously re-electing Mr. Lundgren as Lead Independent Director. Mr. Lundgren has significant experience as a former Chief Executive Officer of a

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Corporate Governance

publicly-traded company, and in building strong relationships with various constituencies. The Board believes that this leadership structure is effective, supports independent oversight, and currently serves the business and stockholders well.

To further promote independent leadership, the Board developed a robust set of responsibilities for the Lead Independent Director role, including:

•	calling, setting the agenda for, and chairing periodic executive sessions and meetings of the independent directors;

•	chairing Board meetings in the absence of the Chairperson or when it is deemed appropriate arising from the Chairperson’s management role or non-independence;

•	providing feedback to the Chairperson and to the Chief Executive Officer on corporate and Board policies and strategies and acting as a liaison between the Board and the Chief Executive Officer;

•	facilitating communication among directors and between the Board and management;

•	in concert with the Chairperson and the Chief Executive Officer, advising on the agenda, schedule, and materials for Board meetings and strategic planning sessions based on input from directors;

•

coordinating with the Chair of the Nominating and Corporate Governance Committee, leading the independent directors’ involvement in Chief Executive Officer succession planning, selection of committee chairs and committee membership, and the Board evaluation process;

•	coordinating with the Chair of the Compensation Committee to support the independent directors’ evaluation of Chief Executive Officer and Executive Chairman performance and compensation;

•	communicating with stockholders as necessary; and

•	carrying out such other duties as are requested by the independent directors, the Board, or any of its committees from time to time.

In addition, independent directors chair each of the Board’s four standing committees: the Audit and Risk Committee, chaired by Lloyd A. Carney; the Compensation Committee, chaired by Denise M. Morrison; the Finance Committee, chaired by Maynard G. Webb, Jr.; and the Nominating and Corporate Governance Committee, chaired by John F. Lundgren. In their capacities as independent committee chairs, Mr. Carney, Mr. Lundgren, Ms. Morrison, and Mr. Webb each have responsibilities that contribute to the Board’s independent oversight of management, as well as facilitating communication among the Board and management.

Board Appoints Independent Board Chair

The Nominating and Corporate Governance Committee and the Board continue to periodically review the Board’s leadership structure and to exercise their discretion in recommending an appropriate and effective Board leadership framework on a case-by-case basis, taking into consideration the needs of the Board and the Company at such time. In October 2023, Mr. Kelly announced that he would not stand for re-election at the Annual Meeting and would resign as Executive Chairman at that time. As a result, the Board considered the Board’s leadership structure and upon the recommendation of the Nominating and Corporate Governance Committee, determined to elect Mr. Lundgren, the current Lead Independent Director, as Board Chair effective upon the election of directors at the Annual Meeting, subject to his re-election. The independent Board Chair will chair meetings of the Board and will also have the duties of the Lead Independent Director to the extent applicable.

2024 Proxy Statement	11

Corporate Governance

Board of Directors and Committee Evaluations

Our Board recognizes that a robust and constructive Board and committee evaluation process is an essential component of Board effectiveness. As such, our Board and each of its committees conduct an annual evaluation facilitated by an independent third party, which includes a qualitative assessment by each director of the performance of the Board and the committee or committees on which the director sits. The Board also conducts an annual peer review, which is designed to assess individual director performance. The Nominating and Corporate Governance Committee, in conjunction with the Lead Independent Director, oversees the evaluation process.

Feedback Incorporated

Over the past few years, the evaluation process has led to a broader scope of topics covered in Board meetings, improvements in Board process, and changes to Board and committee composition and structure.

This year’s evaluation identified areas for continued focus, including:

•  Board leadership structure and succession planning

•  Board refreshment and director skills;

•  streamlining meetings to optimize time for discussion;

•  management succession planning; and

•  long-term strategy.

Director Succession Planning and Board Refreshment

In addition to executive and management succession, the Nominating and Corporate Governance Committee regularly oversees and plans for director succession and refreshment of the Board to cultivate a mix of skills, experience, tenure, and diversity that promotes and supports the Company’s long-term strategy. In doing so, the Nominating and Corporate Governance Committee takes into consideration the overall needs, composition, and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications, which are described in the section entitled Committees of the Board of Directors – Criteria for Nomination to the Board of Directors and Diversity. Individuals identified by the Nominating and Corporate Governance Committee as qualified to become directors are then recommended to the Board for nomination or election.

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Corporate Governance

Board Refreshment Timeline

Independence of Directors

The NYSE’s listing standards and our Corporate Governance Guidelines provide that a majority of our Board and every member of the Audit and Risk, Compensation, and Nominating and Corporate Governance committees must be “independent.” Our Certificate of Incorporation further requires that at least 58% of our Board be independent. Of the Board nominees, 91% are independent. Under the NYSE’s listing standards, our Corporate Governance Guidelines, and our Certificate of Incorporation, no director will be considered to be independent unless our Board affirmatively determines that such director has no direct or indirect material relationship with Visa or our management. Our Board reviews the independence of its members annually and has adopted guidelines to assist it in making its independence determinations, including categorical standards of director independence that describe certain relationships that are deemed to be not material when assessing director independence and therefore shall not disqualify any director or nominee from being considered independent. In the event a director or nominee has a relationship with the Company that is relevant to his or her independence and is not addressed by the categorical independence standards, the Board determines in their judgment whether such relationship is material. For details, see our Corporate Governance Guidelines, which can be found on the Investor Relations page of our website at investor.visa.com under “Corporate Governance.”

In October 2023, with the assistance of legal counsel, our Board conducted its annual review of director independence taking into account the NYSE listing standards and our independence guidelines set forth in our Corporate Governance Guidelines. As a result of its review, the Board (upon recommendation of the Nominating and Corporate Governance Committee) affirmatively determined that each of our non-employee directors (Lloyd A. Carney, Kermit R. Crawford, Francisco Javier Fernández-Carbajal, Ramon Laguarta, Teri L. List, John F. Lundgren, Denise M. Morrison, Pamela Murphy, Linda J. Rendle, and Maynard G. Webb, Jr.) is “independent” as that term is defined in the NYSE’s listing standards, our independence guidelines, and our Certificate of Incorporation. In addition, the Board previously determined that Mary B. Cranston and Robert W. Matschullat, who retired from the Board at our 2023 Annual Meeting of Stockholders, were “independent” while they served on the Board during fiscal year 2023.

In addition, the Board determined that each member of the Audit and Risk Committee and the Compensation Committee meets the additional, heightened independence criteria applicable to such committee members under the NYSE rules.

Executive Sessions of the Board of Directors

The non-employee, independent members of our Board and all committees of the Board generally meet in executive session without management present during their Board and committee meetings. John F. Lundgren, our Lead Independent Director, presides over executive sessions of the Board, and the committee chairs, each of whom is independent, preside over executive sessions of the committees.

2024 Proxy Statement	13

Corporate Governance

Limitation on Other Board and Audit Committee Service

Through the Nominating and Corporate Governance Committee, the Board annually reviews the corporate governance guidelines which include limitations on directors’ ability to serve on the boards of other publicly-traded companies. In order to inform these limitations, the Nominating and Corporate Governance Committee considers many factors, including:

•	time commitment required by Visa in conjunction with Board and committee meeting attendance;

•	the scope of responsibilities of individual committees;

•	individual contributions at our Board and committee meetings, taking into account the director’s general engagement, effectiveness, and preparedness;

•	peer review feedback from directors throughout the year and the results of the annual Board evaluation;

•	whether the director is currently employed or retired from full-time employment;

•	the number of other boards of which the director is a member and the role of the directors on these board with consideration given to public company board leadership positions;

•	any industry or other commonalities between outside boards that aid in the director’s efficiencies serving on such boards;

•	input from our stockholders during engagement; and

•	the corporate governance guidelines adopted by our peers and other significant public companies.

Our Corporate Governance Guidelines establish the following limits on our directors serving on publicly-traded company boards and audit committees:

Director Category	Limit on publicly- traded company board and committee service, including Visa

All directors	4 boards

Directors who are executives of a publicly-traded company	2 boards

Directors who serve on our Audit and Risk Committee	3 audit committees

The Nominating and Corporate Governance Committee may grant exceptions to the limits on a case-by-case basis after taking into consideration the facts and circumstances of the request. Our Corporate Governance Guidelines provide that prior to accepting an invitation to serve on the board or audit committee of another publicly-traded company, a director should advise our Corporate Secretary of the invitation. The Corporate Secretary will review the matter with the Lead Independent Director or the Chair of the Board, the Chair of the Nominating and Corporate Governance Committee, and the Chief Executive Officer, so that the Board, through the Nominating and Corporate Governance Committee, has the opportunity to review the director’s ability to continue to fulfill his or her responsibilities as a member of the Company’s Board or Audit and Risk Committee. When reviewing such a request, the Nominating and Corporate Governance Committee considers a number of factors, including the director’s other time commitments and leadership positions on boards, record of attendance at Board and committee meetings, potential conflicts of interest and other legal considerations, and the impact of the proposed directorship or audit committee service on the director’s availability.

The Nominating and Corporate Governance Committee conducted a review of director commitments for our 2024 director nominees and affirms that all nominees are compliant with our board limit policy, with the exception of Ms. List as described in greater detail below, and believes that all directors currently have sufficient capacity to effectively serve as members of the Visa Board. Ms. List serves on three public company audit committees in addition to being a member of our Audit and Risk Committee. The Nominating and Corporate Governance Committee and the Board considered Ms. List’s service on four public company audit committees, including her professional qualifications, former experience as a public company chief financial officer, and the nature of and time involved in her service on other boards. Following such review, the Board determined that such simultaneous service would not impair the ability of Ms. List to effectively serve on the Company’s Audit and Risk Committee and waived the limit for service on the Audit and Risk Committee for Ms. List.

14

Corporate Governance

Management Development and Succession Planning

Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent so that an appropriate succession plan is in place for our Chief Executive Officer and other members of senior management. Each quarter, the Nominating and Corporate Governance Committee meets with our Vice Chair, Chief People and Corporate Affairs Officer and other executives to discuss management succession and development planning and to address potential vacancies in senior leadership. In addition, the Board annually reviews succession planning for our Chief Executive Officer.

Following a robust succession planning process which included both internal and external candidates, on February 1, 2023, the Board appointed Ryan McInerney as Chief Executive Officer. Ryan is a seasoned leader in the payments and consumer banking industries with 20 years of experience delivering solutions to clients. He previously served as President of Visa, a role he held since 2013. In his role as President, Mr. McInerney was responsible for Visa’s global businesses, delivering value to Visa’s financial institutions, acquirers, merchants, and partners in more than 200 countries and territories around the world. He has overseen the company’s market teams, business units, product team, merchant team, and client services.

The Board of Directors’ Role in Risk Oversight

Our Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to Visa and its stockholders. While the Chief Executive Officer; Chief Risk Officer; General Counsel; Chief Financial Officer; Vice Chair, Chief People and Corporate Affairs Officer; President, Technology; Chief Information Security Officer; and other members of our senior leadership team are responsible for the day-to-day management of risk, our Board is responsible for promoting an appropriate culture of risk management within the Company and for setting the right “tone at the top,” overseeing our aggregate risk profile, and monitoring how the Company addresses specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, cybersecurity and technology risks, ecosystem risks, legal and compliance risks, regulatory risks, and operational risks.

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Corporate Governance

Board of Directors

•  The Board exercises its oversight responsibility for risk both directly and through its standing committees.

•  Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics.

•  On an annual basis, the Chief Risk Officer and other members of senior management report on our top enterprise risks, and the steps management has taken or will take to mitigate these risks.

•  Our President, Technology, provides regular updates to the Board on technology and cybersecurity, including an annual in-depth review.

•  Our General Counsel updates the Board regularly on material legal and regulatory matters.

•  Written reports also are provided to and discussed by the Board regularly regarding recent business, legal, regulatory, competitive, and other developments impacting the Company.

Audit and Risk Committee	Compensation Committee	Finance Committee	Nominating and Corporate Governance Committee

Oversees risks related to our enterprise risk management framework and programs, including:

•  financial statements, financial reporting, and internal controls;

•  tax strategy;

•  legal and regulatory;

•  corporate risk profile, top risks, and key operational risks;

•  technology, including information security and cybersecurity;

•  global privacy program;

•  compliance and ethics program, including anti-money laundering and sanctions; and

•  operational resilience program

Oversees risks related to employees and compensation, including:

•  our compensation policies and practices for all employees; and

•  our incentive and equity-based compensation plans

For additional information regarding the Compensation Committee’s review of compensation-related risk, please see the section entitled Risk Assessment of Compensation Programs.

Oversees risks related to mergers and acquisitions and certain financial matters, including: • capital investments; • debt; • credit and liquidity; and • capital structure

Oversees risks related to our overall corporate governance, including:

•  Board effectiveness;

•  Board and committee composition;

•  Board size and structure;

•  director independence;

•  Board succession;

•  senior management succession;

•  ESG strategy, programs, and reporting; and

•  political participation and contributions

In addition, each of the committees meets in executive session with management to discuss our risks and exposures. For example, in 2023, the Audit and Risk Committee met regularly with our Chief Risk Officer; General Counsel; Chief Ethics and Compliance Officer; Chief Financial Officer; Chief Auditor; and other members of senior management.

Board Oversight of Cybersecurity Risk

We are one of the world’s leaders in digital payments, and we facilitate global commerce and money movement across more than 200 countries and territories among a global set of consumers, merchants, financial institutions and government entities through innovative technologies. As a result, we recognize that the cyber threat landscape continues to evolve, and we are committed to championing cybersecurity within our operations.

16

Corporate Governance

We approach cybersecurity with a layered defense-in-depth strategy, which is supported by robust governance processes that involve regular oversight by and reporting to the Board and management. Specifically, the full Board receives updates on Visa’s cybersecurity program twice per year from our President of Technology. In addition, the Board’s Audit and Risk Committee is responsible for oversight of the company’s cybersecurity program, annually conducts an in-depth review of the Company’s cybersecurity program, and reviews any material changes to the information security strategy. The Audit and Risk Committee also receives quarterly reports from our Chief Information Security Officer on the state of Visa’s cybersecurity program, including relevant metrics and threat intelligence, as well as reports on internal audit findings concerning, and external assessments of, our cybersecurity program. Notably, in 2023, Visa’s security posture once again received the highest maturity rating issued by Gartner Consulting. More information on our cybersecurity program is available in our 2022 ESG report available at visa.com/esg.

Stockholder Engagement

Our Board and management team greatly value the opinions and feedback of our stockholders. We have proactive, ongoing engagement with our stockholders throughout the year focused on corporate governance, corporate responsibility and sustainability, and executive compensation, in addition to the ongoing dialogue among our stockholders and our Chief Executive Officer, Chief Financial Officer, and Investor Relations team on Visa’s financial and strategic performance. Our Lead Independent Director also met with investors to discuss corporate governance, corporate responsibility, and executive compensation matters.

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Corporate Governance

Topics covered during our discussions with investors included:

•	leadership transition:

•	human capital management, including talent recruitment and retention;

•	our environmental sustainability and climate goals and progress, including our sustainability solutions;
•	Board composition, skills, and diversity;

•	Board risk oversight, including cybersecurity, data privacy, artificial intelligence, and brand and reputation; and

•	our executive compensation program and philosophy.

A summary of the feedback we received was discussed and considered by the Board, and enhancements have been made to certain of our disclosures to improve transparency.

2023 Stockholder Engagement Regarding Class B Exchange Offer Program Amendments

In addition to our robust year-round stockholder engagement, during the Fall of 2023 Visa undertook an extensive engagement process with stockholders of each class of Visa common stock specifically related to the potential Class B Exchange Offer Program Certificate Amendments. Stockholder feedback received during this engagement effort was considered by management and the Board and helped inform the Class B Exchange Offer Program Certificate Amendments that are presented for shareholder approval at this Annual Meeting. For additional information regarding this engagement process and the Class B Exchange Offer Program, please see Proposal 4 – Approval and Adoption of the Class B Exchange Offer Program Certificate Amendments.

Communicating with the Board of Directors

Our Board has adopted a process by which stockholders or other interested persons may communicate with the Board or any of its members. Stockholders and other interested parties may send communications in writing to any or all directors (including the Chair or the non-employee directors as a group) electronically to board@visa.com or by mail c/o our Corporate Secretary, Visa Inc., P.O. Box 193243, San Francisco, CA 94119. Communications that meet the procedural and substantive requirements of the process approved by the Board will be delivered to the specified member of the Board, non-employee directors as a group, or all members of the Board, as applicable, on a periodic basis, which generally will be in advance of or at each regularly scheduled meeting of the Board. Communications of a more urgent nature will be referred to the Corporate Secretary, who will determine whether it should be delivered more promptly. Additional information regarding the procedural and substantive requirements for communicating with our Board may be found on our website at investor.visa.com, under “Corporate Governance – Contact the Board.”

All communications involving accounting, internal accounting controls, and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or the Code of Business Conduct and Ethics, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, may be made via email to businessconduct@visa.com; through our Confidential Compliance Hotline at (888) 289-9322 or our Confidential Online Compliance Hotline at visa.alertline.com; or by mail to Visa Inc., Business Conduct Office, P.O. Box 193243, San Francisco, CA 94119. All such communications will be handled in accordance with our Whistleblower Policy, a copy of which may be obtained by contacting our Corporate Secretary.

Attendance at Board, Committee, and Annual Stockholder Meetings

Our Board and its committees meet throughout the year on a set schedule, hold special meetings as needed, and act by written consent from time to time. The Board met eight times during fiscal year 2023. Each director attended at least 91% or more of the aggregate of: (i) the total number of meetings of the Board held during the period in fiscal year 2023 for which he or she served as a director, and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during the period in fiscal year 2023. The total number of meetings held by each committee is listed below, under Committees of the Board of Directors. It is our policy that all members of the Board should endeavor to attend the annual meeting of stockholders. All ten of our then directors attended the 2023 Annual Meeting of Stockholders along with Mr. McInerney (who attended in his capacity as President and subsequently joined the Board in February 2023).

18

Corporate Governance

Codes of Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics, which applies to all directors, officers, employees, and contingent staff of the Company. This Code includes a supplemental Code of Ethics for Certain Executives and Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer, Controller, Chief People and Corporate Affairs Officer, General Counsel, and other senior financial officers, whom we refer to collectively as senior officers. These Codes require the senior officers to engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, and provide mechanisms to report unethical conduct. Our senior officers are held accountable for their adherence to the Codes. If we amend or grant any waiver from a provision of our Codes for officers or directors, we will publicly disclose such amendment or waiver in accordance with and if required by applicable law, including by posting such amendment or waiver on our website at investor.visa.com within four business days.

Political Engagement and Disclosure

Public sector decisions significantly affect our business and industry, as well as the communities in which we operate. For this reason, we participate in the political process through regular engagement with government officials and policy-makers, by encouraging the civic involvement of our employees, and by contributing to candidates and political organizations where permitted by applicable law. We are committed to conducting these activities in a transparent manner that reflects responsible corporate citizenship and best serves the interests of our stockholders, employees, and other stakeholders. Additional information regarding our political activities and oversight may be found at usa.visa.com/about-visa/esg/operating-responsibly.html.

Visa has a Political Participation, Lobbying and Contributions Policy (PPLC Policy) that prohibits our directors, officers, and employees from using Company resources to promote their personal political views, causes, or candidates, and specifies that the Company will not directly or indirectly reimburse any personal political contributions or expenses. Directors, officers, and employees also may not lobby government officials on the Company’s behalf absent the pre-approval of the Company’s Global Government Engagement department. As such, our lobbying and political spending seek to promote the interests of the Company and its stockholders, and not the personal political preferences of our directors or executives.

Under the PPLC Policy, the Nominating and Corporate Governance Committee must pre-approve the use of corporate funds for political contributions, including contributions made to trade associations to support targeted political campaigns and contributions to organizations registered under Section 527 of the U.S. Internal Revenue Code to support political activities. The PPLC Policy further requires the Company to make reasonable efforts to obtain from U.S. trade associations whose annual membership dues exceed $25,000 the portion of such dues that are used for political contributions. This information must then be included in the semiannual contribution reports that are posted on our website.

We endeavor to maintain a healthy and transparent relationship with governments around the world by communicating our views and concerns to elected officials and policy-makers. As an industry leader, we encounter challenges and opportunities on a wide range of policy matters. These issues may include regulations and policies on interchange fees, cybersecurity, data security, privacy, intellectual property, surcharging, payroll and prepaid cards, mobile payments, tax, international trade and market access, and financial inclusion, among others.

The Nominating and Corporate Governance Committee reviews our political contributions and lobbying expenditures on a semiannual basis, which includes information regarding memberships in, or payments to, tax-exempt organizations that write and endorse model legislation. Additional information on our political contributions and lobbying expenditures can be found on our website, including our semiannual contribution reports and links to our quarterly U.S. federal lobbying activities and expenditures reports.

In 2023, the Center for Political Accountability assessed our disclosures for its annual Center for Political Accountability CPA-Zicklin Index of Corporate Political Disclosure and Accountability, and designated Visa a “Trendsetter” (the highest designation in the CPA-Zicklin Index) with a perfect score of 100 for the eighth consecutive year.

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Corporate Governance

Corporate Responsibility and Sustainability

We believe that as a trusted brand in payments, Visa has an opportunity and responsibility to contribute to a more inclusive, ethical, and sustainable world. As we work toward this goal, we are committed to managing the risks and opportunities that arise from environmental, social, and governance (ESG) issues, providing transparency of our ESG performance, and enabling strong executive and Board oversight of our overall ESG strategy. In fiscal year 2023, the Board, in full and in individual committees, discussed a range of corporate responsibility and sustainability topics, including but not limited to human capital management, inclusion and diversity, environmental sustainability, political engagement and contributions, technology, cybersecurity, and data privacy.

Integrated Approach

Visa strives to be an industry leader in addressing ESG issues and overall management. To do so, we continue to take an integrated approach to our ESG performance and transparency.

•

Materiality-based Strategy: In line with international ESG guidelines and corporate best practices, Visa conducts a biennial ESG materiality assessment, which enables us to monitor and reassess our approach to managing priority topics. Visa’s overall approach to ESG focuses on identifying relevant and significant topics that align Visa’s long-term business strategy and success with the importance of those topics to our stakeholders, including employees, clients, investors, ESG ratings agencies, governments, civil society organizations, communities, and others.

•	Governance: At the Board level, the Nominating and Corporate Governance Committee has formal responsibility to oversee and review ESG-related policies and procedures, including:

¡

Visa’s management of topics relating to ESG, including overall ESG strategy; stakeholder engagement and formal reporting; and policies and programs in specific areas such as in environmental sustainability, climate change, human rights, and social impact and philanthropy;

¡	Visa’s ESG stockholder engagement program; and

¡	Visa’s political contributions and lobbying activities and expenditures, including information regarding payments to and memberships in trade associations, coalitions and industry organizations.

These responsibilities are incorporated into the charter for the Nominating and Corporate Governance Committee, which is available on the Investor Relations page of our website at investor.visa.com under “Corporate Governance – Committee Composition.”

•

Engagement: Understanding the views of Visa stakeholders supports our work across our business and ESG strategic priorities. We regularly engage with our stakeholders to help inform our ESG strategy, priorities, and actions.

•

Reporting: Visa is committed to providing transparency regarding our ESG approach and performance through various channels and platforms of ESG reporting. We publish our ESG Report annually, which is aligned with leading reporting frameworks, such as those from the Global Reporting Initiative (GRI), the Sustainability Accounting Standards Board (SASB), the Task Force on Climate-Related Financial Disclosures (TCFD), relevant World Economic Forum (WEF) Stakeholder Capitalism Metrics, and others. In addition, we participate in:

¡	Additional reporting initiatives such as CDP and the Workforce Disclosure Initiative (WDI);

¡	Engagements with ESG ratings firms;

¡	ESG-focused rankings and lists; and

¡	Ongoing dialogue with stakeholders on our ESG performance.

20

Corporate Governance

Key Focus Areas of ESG Strategy and Recent Progress

Our ESG strategy focuses on priority issues in five areas, each of which is informed by our ESG materiality assessment and stakeholder engagement.

Empowering People, Communities, and Economies • Empowering Small and Micro Businesses • Empowering People • Empowering Communities

✓ Helped digitally enable nearly 67 million small and micro businesses (SMBs) as of September 2023, an estimated 23 million of which are women-led, exceeding our goal to digitally enable 50 million SMBs worldwide

✓ More than 7 million unique individuals and small business owners from over 180 countries accessed Visa’s Financial Education resources in fiscal year 2023

✓ Shared global insights through the Visa Economic Empowerment Institute on digital equity, SMB empowerment through access to digitization and trade, and remittance payments to help governments advance public policies that create more inclusive economies

✓ Supported more than 9,600 employees from 69 countries who volunteered more than 78,000 hours to strengthen the communities in which we live and work

✓ Visa Foundation committed nearly $24.6 million in grant funding and $40 million in impact investments supporting gender diverse and inclusive small businesses globally

Enabling Trusted Commerce and Protecting Customers • Payments Security • Cybersecurity • Responsible Data Use • Data Privacy • Transaction Integrity

✓ Invested over $11 billion in technology over the last five years, including to reduce fraud and enhance network security

✓ Deployed artificial intelligence-enabled capabilities and always-on experts to proactively detect and prevent billions of dollars of attempted fraud

✓ Promoted the adoption of scalable technologies, such as network tokenization and 3DS, that enhanced transaction security globally

✓ Achieved the highest rating in our sector from Gartner Consulting during our 2023 cybersecurity program review

✓ Continued to enhance and mature the Visa Global Privacy Program to anticipate increased and evolving privacy regulations and consumer expectations

✓ Increased enumeration attack blocking with new analytical capabilities, enhanced tools, and a targeted compliance program

Investing in our People • Inclusion and Diversity • Employee Talent, Growth and Learning • Employee Engagement • Visa Total Rewards • Employee Wellbeing • Employee Safety & Security

✓ Maintained gender pay equity globally, as well as pay equity by race/ethnicity in the U.S.

✓ Held the fifth annual Visa Learning Festival; nearly 37% of Visa employees participated, with 10 global virtual sessions and 100 in-person events at 53 locations around the world

✓ Launched new approach to goal setting, promotions, and relocations to drive a consistent approach to high performance and growth across Visa

✓ Launched global peer-to-peer recognition program, UPLIFT, enabling employees to recognize their colleagues’ impact

✓ Continued speaker series on topics to support employees emotional, social, physical, and financial wellbeing; hosted 27 events to reduce stigma around mental health for Mental Health Awareness Month

Protecting the Planet • Sustainable Operations • Sustainable Movement • Sustainable Solutions

✓ Maintained 100% renewable electricity and carbon neutral operations

✓ Reduced Scopes 1 and 2 greenhouse gas emissions by 89% since fiscal year 2018, driven largely by switch to renewable electricity

✓ Made progress towards Visa’s 2030 science-based targets as an interim goal toward our 2040 net-zero target and expanded engagement of Visa’s suppliers in support of our 2030 and 2040 emissions goals including Scope 3 reductions

✓ Continued our first commercial airline program for sustainable aviation fuel purchasing

✓ Advanced Visa’s sustainability solutions

✓ Continued sustainable commerce partnerships with Ellen MacArthur Foundation, Travalyst, JustCharge, and others

Operating Responsibly • Corporate Governance • Ethics and Compliance • Engaging with Governments • Tax Compliance and Governance • Responsible Sourcing • Human Rights

✓ Overall diversity of Board nominees is 73%, with women comprising 36% of the nominees, and 36% of the nominees are racially or ethnically diverse

✓ Held third annual Ethics in Action Week, celebrating the integral role of ethics in Visa’s culture

✓ Named to the Ethisphere World’s Most Ethical Companies list for the eleventh consecutive year

✓ Received a 100% rating from the CPA–Zicklin Index for our disclosures related to corporate political contributions and recognized as a “Trendsetter” for the eighth consecutive year

✓ Continued our engagement with sports bodies, civil society organizations, and the Centre for Sport & Human Rights to promote respect of human rights in sport

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Corporate Governance

Third-Party Recognition of our ESG Leadership

We continued to receive recognition of our ESG leadership by third-party organizations:

•	Dow Jones Sustainability North America Index (DJSI) – Included in DJSI North America for sixth time; included in S&P’s 2023 Sustainability Yearbook for third consecutive year

•	CDP Climate Change – Named to A List for second consecutive year in 2023

•	Bloomberg Gender Equality Index – Included for the seventh time in 2023

•	MSCI – Maintained “A” rating

•	Sustainalytics – Maintained Low Risk – ESG Risk Rating

•	America’s 100 Most Just Companies – Named for the fifth consecutive year in 2023

•	World’s Most Ethical Companies – Named for the eleventh consecutive time in 2023

•	Best Places to Work for Disability Inclusion 2023 – 100% on the Global Disability Equality Index for the fourth consecutive year

We encourage you to read more about how we are working to build a more inclusive, ethical, and sustainable world for everyone, everywhere at visa.com/esg and in our 2022 Environmental, Social and Governance Report. Our website and our 2022 Environmental, Social & Governance Report are not part of or incorporated by reference into this proxy statement. Our ESG goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met.

22

Committees of the Board of Directors

Committees of the Board of Directors

The current standing committees of the Board are the Audit and Risk Committee, the Compensation Committee, the Finance Committee, and the Nominating and Corporate Governance Committee. Each of the standing committees operates pursuant to a written charter, which is available on the Investor Relations page of our website at investor.visa.com under “Corporate Governance – Committee Composition.”

Audit and Risk Committee

Committee members: Lloyd A. Carney*, Chair Kermit R. Crawford Teri L. List* Denise M. Morrison* *Audit Committee Financial Expert Number of meetings in fiscal year 2023: 7

“In 2023, we remained focused on Visa’s operational resiliency and key risks, including brand and reputation, ecosystem, credit settlement, technology, digital and data, cybersecurity, fraud, regulatory, and third-party risks.”

– Lloyd A. Carney, Chair

Key Activities in 2023

•

Monitored the integrity of our financial statements, our compliance with legal and regulatory requirements, our internal controls over financial reporting, and the performance of our internal audit function and KPMG LLP, our independent registered public accounting firm;

•	Discussed the qualifications and independence of KPMG and recommended their re-appointment for fiscal year 2023;

•	Selected, approved the compensation of, and oversaw the work of KPMG, including the scope of and plans for the audit for fiscal year 2024;

•

Reviewed and discussed with management the disclosures required to be included in our Annual Report on Form 10-K and our quarterly reports on Form 10-Q, including the Company’s significant accounting policies and areas subject to significant judgment and estimates;

•	Discussed with KPMG their critical audit matter;

•	Approved fees for KPMG for fiscal year 2023 and all audit, audit-related, and non-audit fees and services consistent with our pre-approval policy;

•	On a quarterly basis, reviewed audit results and findings prepared by Internal Audit;

•	Discussed the Company’s tax strategy;

•

Reviewed and recommended that the Board approve amendments to our Audit and Risk Committee charter, reviewed and recommended that the Board approve amendments to our Code of Business Conduct and Ethics, monitored compliance with our Code of Business Conduct and Ethics, and reviewed the implementation and effectiveness of the Company’s compliance and ethics program;

•

Reviewed and discussed with management the Company’s financial risks, top risks, and other risk exposures and the steps taken to monitor and control those exposures, including our Risk Management Framework and Enterprise Risk Management Framework and programs, ecosystems risks, credit settlement risk programs, and our acquired entities’ risk profiles;

•	Monitored the Company’s technology risks, including operational resilience, privacy and data protection, and cybersecurity;

•

Reviewed and approved our Risk Appetite Framework, fiscal year 2023 Global Operational Resilience Program plan, fiscal year 2023 internal audit plan, and reviewed the Third-Party Lifecycle Management Program;

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Committees of the Board of Directors

•

Reviewed and approved amendments to our Related Person Transactions Policy, ARC Pre-approval Policy, the Policy on Hiring of Employees and Former Employees of KPMG, and the Third-Party Lifecycle Management Policy;

•	Reviewed with the General Counsel legal and regulatory matters; and

•	Reviewed the Company’s insurance coverage and programs, and tax audits.

Certain Relationships and Related Person Transactions

The Audit and Risk Committee has adopted a written Statement of Policy with respect to Related Person Transactions (Statement of Policy), governing any transaction, arrangement, or relationship between the Company and any related person where the related person had, has, or will have a direct or indirect material interest. Under the Statement of Policy, the Audit and Risk Committee reviews related person transactions and may approve or ratify them only if it is determined that they are in, or not inconsistent with, the best interests of the Company and its stockholders. When reviewing a related person transaction, the Audit and Risk Committee may take into consideration all of the relevant facts and circumstances available to it, including: (i) the material terms and conditions of the transaction or transactions; (ii) the related person’s relationship to Visa; (iii) the related person’s interest in the transaction, including their position or relationship with, or ownership of, any entity that is a party to or has an interest in the transaction; (iv) the approximate dollar value of the transaction; (v) the availability from other sources of comparable products or services; and (vi) an assessment of whether the transaction is on terms that are comparable to the terms available to us from an unrelated third party.

In the event we become aware of a related person transaction that was not previously approved or ratified under the Statement of Policy, the Audit and Risk Committee will evaluate all options available, including ratification, revision, or termination of the related person transaction. The Statement of Policy is intended to augment and work in conjunction with our other policies that include code of conduct or conflict of interest provisions, including our Code of Business Conduct and Ethics.

We engage in transactions, arrangements, and relationships with many other entities, including financial institutions and professional organizations, in the ordinary course of our business. Some of our directors, executive officers, greater than five percent stockholders, and their immediate family members, each a related person under the Statement of Policy, may be directors, officers, partners, employees, or stockholders of these entities. We carry out transactions with these entities on customary terms, and, in many instances, our directors and executive officers may not be aware of them. To our knowledge, since the beginning of fiscal year 2023, no related person has had a direct or indirect material interest in any of our business transactions or relationships.

24

Committees of the Board of Directors

Report of the Audit and Risk Committee

The Audit and Risk Committee, which is composed of independent directors, is responsible for monitoring and overseeing Visa’s financial reporting process on behalf of the Board. The functions of the Committee are described in greater detail in the Audit and Risk Committee Charter, adopted by the Board, which may be found on the Company’s website at investor.visa.com under “Corporate Governance – Committee Composition.” Visa’s management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, Visa’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America and on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended September 30, 2023. In addition, the Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission.

The Committee also has received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Committee has discussed the independence of KPMG with that firm. The Committee also has considered whether KPMG’s provision of non-audit services to the Company impairs the auditor’s independence, and concluded that KPMG is independent from the Committee, the Company, and the Company’s management.

Based on the Committee’s review and discussions noted above, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023, for filing with the Securities and Exchange Commission.

Audit and Risk Committee of the Board of Directors

Lloyd A. Carney (Chair)

Kermit R. Crawford

Teri L. List

Denise M. Morrison

Compensation Committee

Committee members: Francisco Javier Fernández-Carbajal Teri L. List John F. Lundgren Denise M. Morrison, Chair Maynard G. Webb, Jr. Number of meetings in fiscal year 2023: 7

“This was a year of exciting change for Visa, with the appointments of Ryan McInerney as CEO, Al Kelly as Executive Chairman, and Chris Suh as CFO, and enhanced responsibilities for other leadership team members. Through these changes, the Committee demonstrated that the executive compensation program promotes stability and fulfills its key principles: pay for performance; promoting alignment with stakeholders’ interests; and attracting, motivating, and retaining key talent.”

– Denise M. Morrison, Chair

Key Activities in 2023

•	Reviewed the overall executive compensation philosophy for the Company;

•

Reviewed and approved corporate goals and objectives relevant to our Chief Executive Officer’s, Executive Chairman’s, and other NEOs’ compensation, including annual financial, strategic, ESG, and individual performance objectives;

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Committees of the Board of Directors

•	Approved and reported to the Board compensation decisions in connection with the appointment of the Chief Executive Officer, Executive Chairman, and Chief Financial Officer;

•

Evaluated the performance of our Chief Executive Officer, Executive Chairman, and other NEOs considering pre-established goals and objectives, and based on this evaluation, determined, approved, and reported to the Board the annual compensation of our Chief Executive Officer, Executive Chairman, and other NEOs, including salary, annual incentives, long-term equity, and other benefits;

•	Reviewed and recommended to the independent members of the Board the form and amount of compensation of our non-employee directors;

•	Oversaw administration and regulatory compliance with regard to the Company’s incentive and equity-based compensation plans;

•	Reviewed the operations of the Company’s executive compensation program to determine whether they are properly coordinated and achieving their intended purposes;

•

Reviewed an annual compensation-risk assessment report and confirmed that the Company’s compensation policies and practices do not encourage executive officers and employees to take excessive risks in performing their duties that are reasonably likely to have a material adverse effect on the Company;

•	Reviewed the Company’s pay equity processes and related disclosures;

•	Reviewed the Company’s stock ownership guidelines for directors and NEOs, as well as individual compliance;

•	Reviewed and recommended that the Board approve our Compensation Committee charter;

•	Reviewed and discussed with management the compensation disclosures required to be included in the Company’s annual filings;

•	Oversaw the Company’s submission of the annual advisory vote on executive compensation (Say-on-Pay);

•	Reviewed the results of stockholder votes on executive compensation matters and discussed with management the appropriate engagement with stockholders in response to the votes;

•	Selected an appropriate peer group for executive pay and performance comparisons;

•	Received and reviewed updates on regulatory and compensation trends and compliance;

•	Reviewed new pay versus performance disclosure requirements;

•	Reviewed the treatment of equity awards upon an employee’s death, disability, or retirement and approved amendments to outstanding stock options and performance shares for all participants;

•	Reviewed and recommended that the Board adopt an amended and restated clawback policy; and

•	Adopted a cash severance policy for Section 16 officers.

Compensation Committee Interlocks and Insider Participation

None of the members who served on the Compensation Committee was or had ever been one of our officers or employees. In addition, during the last fiscal year, none of our executive officers served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

26

Committees of the Board of Directors

Risk Assessment of Compensation Programs

The Compensation Committee annually considers potential risks to the Company when reviewing and approving our compensation program. We have designed our compensation program, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk-taking. The following elements have been incorporated in our compensation program for executive officers:

A Balanced Mix of Compensation Elements	Multiple Performance Factors	Long-Term Incentives

•  The compensation mix for our executive officers consists of salary, annual cash incentives, and long-term equity incentives, with a significant portion in equity awards that drive long-term performance.

• Our incentive compensation plans use multiple pre-established performance goals, which encourage the achievement of objectives for the overall benefit of the Company and its stakeholders.

•  Our long-term incentives are equity-based and have a regular three-year vesting schedule to complement our annual cash-based incentives.

•  50% of our annual equity award value is subject to performance conditions over a three-year period.

Capped Incentive Awards	Stock Ownership Guidelines	Recoupment Policies

• Annual incentive awards and performance share awards are capped at 200% of target for executive officers.	• Our guidelines call for significant stock ownership, which aligns the interests of our executive officers with the long-term interests of our stakeholders.

•  In addition to mandatory recovery of certain incentive compensation paid to executive officers in the event of a material restatement, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), our Clawback Policy authorizes the Board to recover other incentive compensation paid to all current and former Executive Committee members and Section 16 officers, including time-based restricted stock units and stock options, in the event of a material restatement of the Company’s financial results due to fraud, intentional misconduct, or gross negligence of the individual.

•  Our equity award agreements also provide for forfeiture of equity-based awards in the event of specified detrimental activity in the absence of a restatement.

Additionally, the Compensation Committee annually considers an assessment of compensation-related risks. Based on this assessment, the Compensation Committee concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on Visa. In making this determination, the Compensation Committee reviewed the key design elements of our compensation program in relation to industry “best practices” as presented by the Compensation Committee’s independent compensation consultant, as well as the means of mitigating potential risks, such as through our internal controls and oversight by management and the Board.

2024 Proxy Statement	27

Committees of the Board of Directors

Compensation Committee Report

The Compensation Committee has:

•  reviewed and discussed the section entitled Compensation Discussion and Analysis with management; and

•  based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis section be included in this proxy statement.

COMPENSATION COMMITTEE

Denise M. Morrison (Chair)

Francisco Javier Fernández-Carbajal

Teri L. List

John F. Lundgren

Maynard G. Webb, Jr.

Finance Committee

Committee members: Francisco Javier Fernández-Carbajal Ramon Laguarta Pamela Murphy Linda J. Rendle Maynard G. Webb, Jr., Chair Number of meetings in fiscal year 2023: 6

“The Committee assessed long-term strategic goals and challenges, as well as individual M&A and strategic investment opportunities, to position Visa for further growth and innovation in a rapidly changing payments industry. We also assessed Visa’s financial condition, capital structure, and treasury activities and were delighted to welcome Chris Suh as Visa’s new CFO.”

– Maynard G. Webb, Jr., Chair

Key Activities in 2023

•	Reviewed potential M&A transactions and strategic investments;

•	Reviewed the financial and operational performance of prior acquisitions, including integration scorecards;

•	Reviewed and recommended the Board declare the Company’s quarterly dividend and authorized Class A share repurchase program;

•	Reviewed the Company’s capital structure and financial condition, including target leverage ratio and credit ratings;

•	Reviewed insurance coverage and programs;

•	Discussed the Company’s treasury activities and strategy;

•	Reviewed and approved amendments to the Company’s borrowing resolutions;

•	Reviewed potential capital investments in advance of fiscal year 2023 budget approval; and

•	Reviewed and recommended the Board approve the Finance Committee charter.

28

Committees of the Board of Directors

Nominating and Corporate Governance Committee

Committee members: Lloyd A. Carney Kermit R. Crawford Ramon Laguarta John F. Lundgren, Chair Pamela Murphy Linda J. Rendle Number of meetings in fiscal year 2023: 4

“The Committee is pleased with the smooth and deliberate leadership transition at Visa, which is the result of our long-term succession planning. Board refreshment also continued at a healthy clip, and we were pleased to welcome Pam Murphy and Ryan McInerney to the Board.”

– John F. Lundgren, Chair

Key Activities in 2023

•

Identified, selected, and recommended two new directors: (i) Ryan McInerney, Visa’s Chief Executive Officer, to serve as a member of the Board, effective February 1, 2023; and (ii) Pamela Murphy, to serve as a member of the Board, Nominating and Corporate Governance Committee, and Finance Committee, effective April 10, 2023;

•

Reviewed the director skills and qualifications criteria used to identify individuals who are qualified to become directors to confirm that the criteria capture the appropriate skills and qualifications for Visa board membership;

•	Regularly discussed Board composition and reviewed director candidates considering our director skills and qualification criteria, current business needs, and long-term strategy;

•

Reviewed and recommended that the Board approve the Nominating and Corporate Governance Committee’s charter, amendments to the Company’s Corporate Governance Guidelines, and Board Communications Policy;

•

Reviewed and recommended that the Board approve the Board leadership structure with Mr. Kelly as Executive Chairman in connection with the February 2023 CEO transition and that the Board approve the election of Mr. Lundgren as the independent Board Chair effective as of the election of directors at the Annual Meeting following Mr. Kelly’s announcement that he would not stand for re-election and would resign as Executive Chairman at the Annual Meeting;

•	Reaffirmed the Board’s categorical director independence standards, and reviewed the qualifications and determined the independence of the members of the Board and its committees;

•	Reviewed each director’s compliance with the requirements of the Corporate Governance Guidelines relating to service on other boards or audit committees of publicly-traded companies;

•	Reviewed succession and development plans for management, including in the event of an emergency or retirement;

•	Oversaw the annual evaluation of the Board, its committees, and directors;

•	Oversaw our stockholder engagement program on ESG matters;

•	Reviewed and approved the 2023 corporate political contribution plan, and oversaw the Company’s political contributions and lobbying activities; and

•	Reviewed the Company’s ESG developments and oversaw the Company’s charitable giving.

2024 Proxy Statement	29

Committees of the Board of Directors

Process for Nomination of Director Candidates

The Nominating and Corporate Governance Committee regularly reviews the composition of the Board, including the qualifications, expertise, and characteristics that are represented in the current Board as well as the criteria it considers needed to support Visa’s long-term strategy. As part of its assessment, the Nominating and Corporate Governance Committee considers members’ independence, as well members’ other time commitments and experience in the context of the needs of the Company and the Board. After an in-depth review of the candidates, the Nominating and Corporate Governance Committee recommends candidates to the Board in accordance with its charter, our Certificate of Incorporation and Bylaws, our Corporate Governance Guidelines, and the criteria adopted by the Board regarding director candidate qualifications. After careful review and consideration, the Board nominates candidates for election, or re-election, at our annual meeting of stockholders. The Board may appoint a director to the Board during the year to serve until the next meeting of stockholders.

Sources for Candidate Pool	In-Depth Review	Full Board Review	Board Nominees
• Independent directors • Independent search firm • Our management • Stockholders	• Consider skills matrix • Consider diversity • Review independence and potential conflicts For New Candidates: • Screen qualifications • Meet with our directors	Review selected candidates for election / appointment at recommendation by NCGC	Candidates nominated for election to Board at Annual Meeting of Stockholders or appointed to Board during the year

Stockholder Recommended Candidates

Stockholders may recommend a director candidate to be considered for nomination by the Nominating and Corporate Governance Committee by providing the information specified in our Corporate Governance Guidelines to our Corporate Secretary within the timeframe specified for stockholder nominations of directors in our Bylaws. For additional information regarding the process for proposing director candidates to the Nominating and Corporate Governance Committee for consideration, please see our Corporate Governance Guidelines. Stockholders who wish to nominate a person for election as a director at an annual meeting of stockholders must follow the procedure described under Other Information – Stockholder Nomination of Director Candidates and Other Stockholder Proposals for 2025 Annual Meeting of this proxy statement. For additional information regarding this process, please see our Bylaws.

30

Committees of the Board of Directors

Criteria for Nomination to the Board of Directors and Diversity

The Nominating and Corporate Governance Committee applies the same standards in considering director candidates submitted by stockholders as it does in evaluating other candidates, including incumbent directors. The identification and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the needs of the Board from time to time. As a result, there is no specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and NYSE listing requirements and the provisions of our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, and charters of the Board’s committees. However, the Nominating and Corporate Governance Committee and the Board have identified the ten skills and qualifications listed below as important criteria for membership on the Board.

Payments	Technology	Senior Leadership	Public Company Boards	Financial

Global Markets	Marketing & Brand	Risk	Government & Geo-Political	Ecommerce & Mobile

In addition to the above qualities, the Board, through the Nominating and Corporate Governance Committee, strives to be a board that reflects the diversity of our key stakeholders around the world (clients, customers, employees, business partners, and stockholders). While the Board does not have a formal policy on diversity, the Board’s practice in assembling the Board is to have wide diversity in terms of business experiences, functional skills, gender, race, ethnicity, and cultural backgrounds. To support this objective, the Nominating and Corporate Governance Committee instructs any search firm that is engaged to identify director candidates to include women and candidates from underrepresented groups in the pool from which the Nominating and Corporate Governance Committee considers director candidates.

2024 Proxy Statement	31

Committees of the Board of Directors

Compensation of Non-Employee Directors

We compensate non-employee directors for their service on the Board with a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement, and consistent with peer company practices. In setting non-employee director compensation, we consider the significant amount of time our directors expend in fulfilling their duties as well as the skill level required of members of our Board. Mr. Kelly, our Executive Chairman, and Mr. McInerney, our Chief Executive Officer, do not receive additional compensation for their service as directors.

The Compensation Committee, which is composed solely of independent directors, has the primary responsibility for reviewing and considering any revisions to our non-employee director compensation program. In July 2022, the Compensation Committee undertook its annual review of non-employee director compensation for fiscal year 2023, which included an analysis completed by its independent compensation consultant. As part of this analysis, the independent compensation consultant reviewed trends and data from the same peer companies used by the Compensation Committee in connection with its review of executive compensation. Pursuant to the review, and after considering the independent compensation consultant’s advice based on peer group data, the Compensation Committee recommended that the Board approve an increase in the grant date value of the annual equity award for non-employee directors from $225,000 to $235,000 for grants made on or after the date of the 2023 Annual Meeting of Stockholders. This increase to the equity grant date value improved the overall positioning within the peer group and balanced the mix between cash and equity compensation. The Compensation Committee also recommended that the Board approve an increase in the annual cash retainer for the Lead Independent Director from $75,000 to $90,000, for the chair of the Audit and Risk Committee from $25,000 to $30,000, for the chair of the Finance Committee from $20,000 to $30,000, for the chair of the Compensation Committee from $20,000 to $25,000, and for members of the Finance Committee from $15,000 to $20,000, each effective October 1, 2022. The increase in the annual cash retainers was determined in consultation with the independent compensation consultant based on peer group data and to reflect the time commitment and contributions expected of the positions.

Highlights of our Non-Employee Director Compensation Program

32

Committees of the Board of Directors

Annual Retainers Paid in Cash

Non-employee directors receive an annual cash retainer for their service on the Board, as well as additional cash retainers if they serve as the Lead Independent Director, on a committee, or as the chair of a committee. The following table lists the annual cash retainer amounts in effect during fiscal year 2023.

Type of Retainer	Amount of Retainer

Annual Board Membership	$110,000

Lead Independent Director	$90,000

Audit and Risk Committee Membership	$20,000

Compensation Committee Membership	$15,000

Finance Committee Membership	$20,000

Nominating and Corporate Governance Committee Membership	$15,000

Audit and Risk Committee Chair	$30,000 (in addition to member retainer)

Compensation Committee Chair	$25,000 (in addition to member retainer)

Finance Committee Chair	$30,000 (in addition to member retainer)

Nominating and Corporate Governance Committee Chair	$20,000 (in addition to member retainer)

U.S.-based directors may defer the payment of all or a portion of the cash retainer payments, as described below under Executive Compensation – Non-qualified Deferred Compensation for Fiscal Year 2023 – Visa Directors Deferred Compensation Plan. All cash retainers are paid in quarterly installments unless a director elected to defer the payment. Directors are also reimbursed for customary expenses incurred while attending meetings of the Board and its committees.

Equity Compensation

Each non-employee director receives an annual equity grant under the Visa Inc. 2007 Equity Incentive Compensation Plan, as amended and restated (2007 Equity Incentive Compensation Plan), which limits the total grant date value of equity grants that may be made to our non-employee directors to $500,000 in a single fiscal year. On January 24, 2023, the date of our 2023 Annual Meeting of Stockholders, each non-employee director received a restricted stock unit grant determined by dividing $235,000 by the per share closing price of our Class A common stock on that date, rounded to the nearest whole share. Following the date of a non-employee director’s election or appointment to the Board on a date other than at an Annual Meeting of Stockholders, the director receives a prorated initial grant based on the partial year of Board service; similarly, departing non-employee directors who joined the Board prior to November 2017 receive a grant for the year of departure, which is prorated for any partial year of service, as applicable. Accordingly, Mr. Crawford, who was appointed to the Board on October 7, 2022, received a restricted stock unit grant determined by dividing $75,000 by the per share closing price of our Class A common stock on October 15, 2022, rounded to the nearest whole share, and Ms. Murphy, who was appointed to the Board on April 10, 2023, received a restricted stock unit grant determined by dividing $195,833 by the per share closing price of our Class A common stock on May 15, 2023, rounded to the nearest whole share. Ms. Cranston and Mr. Matschullat, who did not stand for re-election at the 2023 Annual Meeting of Stockholders and both joined the Board prior to November 2017, each received a restricted stock unit grant determined by dividing $235,000 (representing the entire grant date value applicable to a full year of service for the year of departure) by the per share closing price of our Class A common stock on January 24, 2023, rounded to the nearest whole share. Restricted stock unit grants to all non-employee directors vest immediately upon grant. Directors may elect to defer settlement of all or a portion of their equity grants.

2024 Proxy Statement	33

Committees of the Board of Directors

Stock Ownership Guidelines

The stock ownership guidelines for our non-employee directors specify that each director should own shares of our common stock equal to five times the annual Board membership cash retainer. Equity interests that count toward satisfaction of the guidelines include shares owned outright by the director, shares jointly owned, restricted stock, restricted stock units, and any deferred restricted stock units. Directors have five years from the date they become a member of the Board to attain these ownership levels. Each non-employee director with at least five years of service on our Board currently meets or exceeds the ownership guidelines. We also have an insider trading policy that, among other things, prohibits directors from hedging the economic risk of their stock ownership or pledging their shares.

Charitable Matching Gift Program

Our non-employee directors may participate in the Board Charitable Matching Gift Program. Under this program, contributions to eligible non-profit organizations are matched by the Visa Foundation, up to a maximum of $15,000 per director per calendar year. Our U.S. non-employee directors may also participate in our Political Action Committee (PAC) Charitable Matching Program. Under this program, when non-employee directors contribute to the Visa PAC, Visa matches their contribution to a qualifying charity or charities the non-employee director selects, up to a maximum of $5,000 per director per calendar year.

Director Compensation Table for Fiscal Year 2023

The following tables provide information on the total compensation earned by each of our non-employee directors who served during fiscal year 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)

Lloyd A. Carney	167,500	235,085	20,000	422,585

Mary B. Cranston(5)	72,500	235,085	—	307,585

Kermit R. Crawford(4)	108,750	310,141	5,000	423,891

Francisco Javier Fernández-Carbajal	145,000	235,085	—	380,085

Ramon Laguarta	145,000	235,085	—	380,085

Teri L. List	145,000	235,085	30,000	410,085

John F. Lundgren	240,000	235,085	5,000	480,085

Robert W. Matschullat(5)	87,500	235,085	15,000	337,585

Denise M. Morrison	170,000	235,085	5,000	410,085

Pamela Murphy(4)	36,250	195,793	—	232,043

Linda J. Rendle	145,000	235,085	20,000	400,085

Maynard G. Webb, Jr.	170,000	235,085	5,000	410,085

(1)

Additional information describing these fees is included under Compensation of Non-Employee Directors – Annual Retainers Paid in Cash and the section below entitled Compensation of Non-Employee Directors – Fees Earned or Paid in Cash.

(2)

Represents the aggregate grant date fair value of the awards granted to each director computed in accordance with stock-based accounting rules (Financial Standards Accounting Board (FASB) ASC Topic 718). Assumptions used in the calculation of these amounts are included in Note 17 – Share-based Compensation to our fiscal year 2023 audited consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on November 15, 2023.

(3)

Amounts include the matching contributions Visa Foundation made on behalf of the following directors for fiscal year 2023 pursuant to the Board Charitable Matching Gift Program: $25,000 for Ms. List and $15,000 for each of Mr. Carney, Mr. Matschullat, and Ms. Rendle. For Ms. List, the amount shown exceeds $15,000 because a portion corresponds to match requests submitted in calendar year 2022. The amounts also include the $5,000 matching contributions Visa made on behalf of each of the following directors for fiscal year 2023 pursuant to its PAC Charitable Matching Program: Mr. Carney, Mr. Crawford, Ms. List, Mr. Lundgren, Ms. Morrison, Ms. Rendle, and Mr. Webb.

(4)

As described under Compensation of Non-Employee Directors – Equity Compensation above, Mr. Crawford and Ms. Murphy each received an additional prorated stock award in the form of fully-vested restricted stock units for their initial partial year of service as a director for the period from their appointment to the Board on October 7, 2022 and April 10, 2023, respectively, through January 24, 2023 and January 23, 2024, respectively.

34

Committees of the Board of Directors

(5)

Ms. Cranston and Mr. Matschullat, each of whom joined the Board prior to November 2017, did not stand for re-election at the 2023 Annual Meeting of Stockholders. As described under Compensation of Non-Employee Directors – Equity Compensation above, each received a stock award in the form of fully-vested restricted stock units for the year of departure from the Board.

Fees Earned or Paid in Cash

The following table sets forth additional information with respect to the amounts reported in the “Fees Earned or Paid in Cash” column in the Compensation of Non-Employee Directors – Director Compensation Table for Fiscal Year 2023 above. Certain directors rotated committee assignments during the fiscal year. Fees have been pro-rated to reflect the portion of the fiscal year that the directors served on each committee.

Name	Board Retainer ($)	Lead Independent Director Retainer ($)	Audit and Risk Committee Chair/Member Retainer ($)	Compensation Committee Chair/Member Retainer ($)	Finance Committee Chair/Member Retainer ($)	Nominating and Corporate Governance Committee Chair/Member Retainer ($)

Lloyd A. Carney	110,000	—	50,000	—	—	7,500

Mary B. Cranston	55,000	—	—	—	10,000	7,500

Kermit R. Crawford	82,500	—	15,000		—	11,250

Francisco Javier Fernández-Carbajal	110,000	—	—	15,000	20,000	—

Ramon Laguarta	110,000	—	10,000	—	10,000	15,000

Teri L. List	110,000	—	20,000	15,000	—	—

John F. Lundgren	110,000	90,000	—	15,000	—	25,000

Robert W. Matschullat	55,000	—	—	7,500	25,000	—

Denise M. Morrison	110,000	—	20,000	40,000	—	—

Pamela Murphy	27,500	—	—	—	5,000	3,750

Linda J. Rendle	110,000	—	—	—	20,000	15,000

Maynard G. Webb, Jr.	110,000	—	—	7,500	35,000	17,500

Fiscal Year 2024 Director Compensation

Pursuant to the annual compensation review process described above, in July 2023 the Compensation Committee recommended that the Board approve an increase in the grant date value of the annual equity grant for non-employee directors from $235,000 to $260,000 for grants made on or after the date of the 2024 Annual Meeting of Stockholders. Similar to the adjustments the prior year, this increase to the equity grant date value improved the overall positioning within the peer group and the mix between cash and equity in the director compensation program. The Compensation Committee also recommended that the Board approve an increase in the annual cash retainer for the Lead Independent Director from $90,000 to $100,000 and an increase in the annual cash retainer for the chair of the Nominating and Corporate Governance Committee from $20,000 to $25,000, each effective October 1, 2023. The increase in the annual cash retainers and the grant date value of the annual non-employee director equity awards was based on peer group data and determined in consultation with the independent compensation consultant to reflect the time commitment and contributions expected of the positions.

2024 Proxy Statement	35

Proposal 1

Proposal 1 – Election of Directors

Our Board currently consists of twelve directors. Eleven directors are nominated for election at our Annual Meeting, including ten independent directors and our Chief Executive Officer. The size of the Board is being decreased to eleven directors as of the election of directors at the Annual Meeting. Each director is elected to serve a one-year term, with all directors subject to annual election. Mr. Kelly announced in October 2023 that he would not stand for re-election at the Annual Meeting. The Board thanks him for his ten years of dedicated service to Visa.

At the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following eleven persons to serve as directors for the term beginning at the Annual Meeting on January 23, 2024: Lloyd A. Carney, Kermit R. Crawford, Francisco Javier Fernández-Carbajal, Ramon Laguarta, Teri L. List, John F. Lundgren, Ryan McInerney, Denise M. Morrison, Pamela Murphy, Linda J. Rendle, and Maynard G. Webb, Jr.

Ms. Murphy, who joined the Board in 2023, was recommended by a global search firm. She was nominated by the Nominating and Corporate Governance Committee after an extensive and careful search was conducted by this search firm, and numerous candidates were considered. The primary functions served by the search firm included identifying potential candidates who meet the key attributes, experience, and skills described under Committees of the Board of Directors – Criteria for Nomination to the Board of Directors and Diversity above, as well as compiling information regarding each candidate’s attributes, experience, skills, and independence and conveying the information to the Nominating and Corporate Governance Committee.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all executed proxies FOR the election of each nominee named in this section. Proxies submitted to Visa cannot be voted at the Annual Meeting for nominees other than those nominees named in this proxy statement. However, if any director nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee designated by the Board. Alternatively, the Board may reduce the size of the Board. Each nominee has consented to serve as a director if elected, and the Board does not believe that any nominee will be unwilling or unable to serve if elected as a director. Each director will hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO SERVE AS DIRECTORS.

36

Proposal 1

Summary of Director Qualifications and Background

Qualifications + Background

Payments			●				●				●
Technology	●						●		●		●
Senior Leadership	●	●	●	●	●	●	●	●	●	●	●
Public Company Boards	●	●	●	●	●	●	●	●	●	●	●
Financial	●	●	●	●	●	●		●	●	●	●
Global Markets	●		●	●	●	●	●	●	●	●	●
Marketing | Brand		●				●	●	●		●	●
Risk	●	●	●		●	●	●	●	●	●
Government/Geo-Political	●		●				●
E-Commerce/Mobile					●		●	●		●	●
Gender Diversity					●			●	●	●
African-American / Black	●	●
Latino / Spanish Heritage			●	●
Years on Board	8	1	16	4	1	6	<1	5	<1	3	10

Average Tenure 4.9 YRS	Total Diversity 73%

2024 Proxy Statement	37

Director Nominee Biographies

Director Nominee Biographies

The following is additional information about each of the director nominees as of the date of this proxy statement, including professional background, director positions held currently or at any time during the last five years, and the specific qualifications, experience, attributes, or skills that caused the Nominating and Corporate Governance Committee and our Board to determine that the nominee should serve as one of our directors.

Lloyd A. Carney Age: 61 Independent Director Since: June 2015 Board Committees: Audit and Risk Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) Grid Dynamics Holdings Inc. (Chairman);

Vertex Pharmaceuticals; Visa Inc.

(prior) Nuance Communications, Inc. (Chairman);

Brocade Communications Systems, Inc.; Cypress

Semiconductor Corporation; Micromuse, Inc. (Chairman)

Specific Qualifications, Experience, Attributes, and Skills:

•  Held senior leadership roles at Juniper Networks, Inc., a networking equipment provider, Nortel Networks Inc., a former telecommunications and data networking equipment manufacturer, and Bay Networks, Inc., a computer networking products manufacturer

•  As former Chief Executive Officer for Brocade and prior to that for multiple technology companies, he has extensive experience with information technology, strategic planning, finance, and risk management

•  As a director of several publicly-traded and private companies, he has experience with corporate governance, financial reporting and controls, risk management, and business strategy and operations

Career Highlights:

•  Ambassador/Special Investment Envoy for Technology, Jamaica since May 2023

•  Chancellor, University of Technology, a public university in Jamaica, since August 2022

•  Chairman and Chief Executive Officer, Carney Global Ventures, LLC, an early round investor, since March 2007

•  Chief Executive Officer and director of Brocade Communications Systems, Inc., a global supplier of networking hardware and software from January 2013 to November 2017

•  Chief Executive Officer and director of Xsigo Systems, an information technology and hardware company, from 2008 to 2012

•  Chief Executive Officer and Chairman of the Board of Micromuse, Inc., a networking management software company, acquired by IBM, from 2003 to 2006

•  B.S. degree in Electrical Engineering Technology, Honorary PhD from the Wentworth Institute of Technology, Honorary PhD in engineering from the University of Technology, Kingston, Jamaica, and M.S. degree in Applied Business Management from Lesley College

Kermit R. Crawford Age: 64 Independent Director Since: October 2022 Board Committees: Audit and Risk Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) C.H. Robinson Worldwide, Inc.;

The Allstate Corporation; Visa Inc.

(prior) TransUnion

Specific Qualifications, Experience, Attributes, and Skills:

•  A seasoned executive with over 30 years of senior leadership and operating experience at trusted national brands with a deep understanding of consumer experiences and insights

•  Strong track record of developing strategy, delivering performance, and effecting operational change in highly competitive, global, and consumer-focused service businesses

•  As a current and former director of publicly-traded and private companies, and through his board and committee memberships, he has accumulated extensive experience with corporate governance, business strategy and operations, and risk management and controls

Career Highlights:

•  President and Chief Operating Officer of Rite Aid Corporation, a retail drugstore chain, from October 2017 to March 2019

•  Operating Partner, Retail and Healthcare, of Sycamore Partners, a private equity firm specializing in consumer, distribution, and retail-related investments, from 2015 to 2017

•  Several senior positions at Walgreens Boots Alliance Inc., a holding company that owns retail pharmacy chains Walgreens and Boots, including Executive Vice President and President, Pharmacy, Health and Wellness from 2011 to 2014; Executive Vice President, Pharmacy Services from 2010 to 2011; Senior Vice President, Pharmacy Services from 2007 to 2010; Executive Vice President, Pharmacy Benefit Management Services from 2004 to 2007; Operational Vice President, Store Operations from 2000 to 2004; and positions of increasing responsibility in Retail Pharmacy and Store Operations from 1983 to 2000

•  B.S. degree from The College of Pharmacy and Health Sciences at Texas Southern University

38

Director Nominee Biographies

Francisco Javier Fernández- Carbajal Age: 68 Independent Director Since: October 2007 Board Committees: Compensation Committee; Finance Committee

Public Company Directorships:

(current) ALFA S.A.B. de C.V.; CEMEX S.A.B. de C.V.; Visa Inc.

(prior) Fomento Economico Mexicano, S.A.B. de C.V.; El Puerto de Liverpool, S.A.B. de C.V.; Fresnillo, plc; Grupo Aeroportuario del Pacifico, S.A.B. de C.V.; Grupo Bimbo, S.A.B. de C.V.; Grupo Gigante, S.A.B. de C.V.; Grupo Lamosa, S.A.B. de C.V.; IXE Grupo Financiero S.A.B. de C.V.

Specific Qualifications, Experience, Attributes, and Skills:

•  Substantial payment systems, financial services, and leadership experience from his tenure with Grupo Financiero BBVA Bancomer, for which he served in a variety of senior executive roles, including Chief Executive Officer of the Corporate Development Division, Executive Vice President of Strategic Planning, Deputy President of Systems and Operations, Chief Information Officer, Deputy President, President and Chief Financial Officer

•  Background and career in the payments and financial services industry in Mexico enable him to bring global perspectives to the Board and to provide relevant insights regarding Visa’s strategies, operations, and management. In addition, he chaired the BBVA Bancomer’s Assets and Liabilities Committee, Credit Committee and Operational Risk Committee, which enhanced his understanding of risk management of large, complex organizations

•  As the Chief Financial Officer of a large publicly-traded company, and through his board and committee membership with several large companies in Mexico, he has accumulated extensive experience in corporate finance and accounting, financial reporting and internal controls, human resources, and compensation, which contributes to his service on our Compensation Committee and Finance Committee

Career Highlights:

•  Consultant for public and private investment transactions and wealth management advisor since January 2002

•  Chief Executive Officer of Servicios Administrativos Contry S.A. de C.V., a privately held company that provides central administrative and investment management services, since June 2005

•  Chief Executive Officer of the Corporate Development Division of Grupo Financiero BBVA Bancomer, S.A., a Mexico-based banking and financial services company that owns BBVA Bancomer, one of Mexico’s largest banks, from July 2000 to January 2002; held other senior executive positions at Grupo Financiero BBVA Bancomer since joining in September 1991, serving as President from October 1999 to July 2000, and as Chief Financial Officer from October 1995 to October 1999

•  Degree in Mechanical and Electrical Engineering from the Instituto Tecnológicoy de Estudios Superiores de Monterrey and an M.B.A. degree from Harvard Business School

Ramon Laguarta Age: 60 Independent Director Since: November 2019 Board Committees: Finance Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) PepsiCo, Inc.; Visa Inc.

(prior) none

Specific Qualifications, Experience, Attributes, and Skills:

•  Strong leadership skills and extensive consumer packaged goods experience gained from over 20 years he spent in a variety of senior operational and executive roles at PepsiCo enables him to provide valuable market and consumer insights

•  His numerous international senior management positions, including living in Europe and leading PepsiCo’s Europe Sub-Saharan Africa division, which has operations that span three continents and is composed of developed, developing, and emerging markets, provides invaluable perspectives on the global marketplace and sustainability. He speaks multiple languages including English, Spanish, French, German, and Greek

•  His deep experience and strong understanding of the key strategic challenges and opportunities of running a large global business make him well-positioned to oversee strategic planning, operations, marketing, brand development, and logistics

Career Highlights:

•  Chief Executive Officer of PepsiCo, Inc., a multinational food, snack, and beverage corporation, since October 2018 and Chairman of the Board since February 2019

•  Several other senior positions at PepsiCo for over 20 years, including: President from 2017 to 2018; Chief Executive Officer, Europe Sub-Saharan Africa from 2015 to 2017; Chief Executive Officer, Europe in 2015; President, Developing and Emerging Markets, PepsiCo Europe from 2012 to 2015; President, Eastern Europe, PepsiCo Europe from 2008 to 2012; Commercial Vice President, Snacks and Beverages, PepsiCo Europe from 2006 to 2008; General Manager, Iberia Snacks and Juices from 2003 to 2006; General Manager, Spain Snacks from 2001 to 2003; General Manager, Greece and Cyprus from 1999 to 2001; and Vice President, Business Development from 1996 to 1999

•  M.B.A. in international business from ESADE Business School in Spain and a Master’s in International Management from Thunderbird School of Global Management at Arizona State University

2024 Proxy Statement	39

Director Nominee Biographies

Teri L. List Age: 60 Independent Director Since: April 2022 Board Committees: Audit and Risk Committee; Compensation Committee

Public Company Directorships:

(current) Danaher Corporation; Double Verify Holdings; Microsoft Corporation; Visa Inc.

(prior) Oscar Health, Inc.

Specific Qualifications, Experience, Attributes, and Skills:

•  Highly accomplished executive with decades of financial and leadership experience in dealing with complex finance and accounting matters across multiple industries enables her to provide the board with diverse perspectives and expertise on risk management, strategic planning, and financial oversight

•  Having served as the Chief Financial Officer of large publicly-traded companies, and through her board and committee memberships, she has extensive experience in corporate finance and accounting, financial reporting and internal controls, risk management, human resources, and compensation, which contributes to her service on our Audit and Risk and Compensation Committees

Career Highlights:

•  Executive Vice President and Chief Financial Officer of Gap Inc., a global clothing retailer, from January 2017 until her retirement in June 2020

•  Executive Vice President and Chief Financial Officer of Dick’s Sporting Goods, Inc., a sporting good retail company, from August 2015 to August 2016

•  Several senior positions at Kraft Foods Group Inc., a food and beverage company, including Advisor from March 2015 to May 2015; Executive Vice President and Chief Financial Officer from December 2013 to February 2015; and Senior Vice President, Finance from September 2013 to December 2013

•  Several senior positions at The Procter & Gamble Company, a multinational consumer goods corporation, including Senior Vice President and Treasurer from 2009 to 2013; Vice President, Finance, Global Operations from 2007 to 2009; Vice President, Finance, Fabric Care and Vice President, Finance, Household Care from 2005 to 2007; Vice President, Corporate Accounting from 1999 to 2004; and various positions of increasing authority from 1994 to 1999

•  Positions of increasing responsibility, including Senior Manager at Deloitte LLP, an auditing, consulting, tax, and advisory services firm from 1985 to 1994

•  Bachelor’s degree in accounting from Northern Michigan University; and a certified public accountant

John F. Lundgren Age: 72 Independent Director Since: April 2017 Board Committees: Compensation Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) Topgolf Callaway Brands Corp (Chairman); Visa Inc.

(prior) Stanley Black & Decker, Inc.; Staples, Inc.

Specific Qualifications, Experience, Attributes, and Skills:

•  Substantial executive leadership and brand experience having served over 12 years as Chief Executive Officer and Chairman of Stanley Black & Decker and The Stanley Works

•  Knowledge and experience with consumer market in Europe having served as President, European Consumer Products of Georgia Pacific Corporation, Fort James Corporation and James River Corporation for over 14 years

•  Currently serves as a member of the Audit Committee of Topgolf Callaway Brands Corp, providing him with experience in the areas of corporate finance, accounting, internal controls and procedures for financial reporting, risk management oversight, and other audit committee functions

•  As a director of other public companies, he has experience with corporate governance, risk management, and business strategy and operations

•  As Visa’s Lead Independent Director, he has developed strong working relationships with his fellow directors and gained their respect and trust, demonstrating strong leadership and effective functioning of the Board.

Career Highlights:

•  Lead Independent Director of our Board since April 2019

•  Chief Executive Officer of Stanley Black & Decker, Inc., a manufacturer of industrial tools and household hardware, from March 2010 until his retirement in July 2016; also served as Chairman until December 2016

•  Chairman and Chief Executive Officer of The Stanley Works, a worldwide supplier of consumer products, industrial tools, and security solutions for professional, industrial, and consumer use, from March 2004 until its merger with Black & Decker in March 2010

•  President of European Consumer Products of Georgia-Pacific Corporation from January 2000 to February 2004

•  President of European Consumer Products of James River Corporation from 1995 to 1997 and Fort James Corporation from 1997 to 2000 until its acquisition by Georgia-Pacific

•  B.A. degree from Dartmouth College and an M.B.A. from Stanford University

40

Director Nominee Biographies

Ryan McInerney Age: 48 Director Since: February 2023 Board Committees: None

Public Company Directorships:

(current) Visa Inc.

(prior) none

Specific Qualifications, Experience, Attributes, and Skills:

•  As Visa’s Chief Executive Officer, and previously as President, he brings significant senior leadership and direct knowledge and experience in the Company’s culture, business development, strategy, growth, and long-term success

•  A seasoned industry veteran with deep expertise in payments, global financial services, and mobile technology

•  Gained extensive consumer and mobile banking service experience from serving in various senior management roles, including as Chief Executive Officer and COO of divisions of a global financial services firm

Career Highlights:

•  Chief Executive Officer, Visa Inc. since February 2023; President May 2013 to January 2023

•  Senior positions at JPMorgan Chase, a global financial services firm from 2005 to 2013, including Chief Executive Officer of Consumer Banking from 2010 to 2013; Chief Operating Officer for Home Lending from 2009 to 2010; Chief Risk Officer for Consumer Businesses from 2008 to 2009; and Head of Product and Marketing for Consumer Banking from 2005 to 2008

•  Former Principal at McKinsey & Company, a global management consulting firm, in the firm’s retail banking and payments practices from 1997 to 2005

•  Bachelor’s degree in Finance from the University of Notre Dame

Denise M. Morrison Age: 69 Independent Director Since: August 2018 Board Committees: Audit and Risk Committee; Compensation Committee

Public Company Directorships:

(current) MetLife, Inc.; Quest Diagnostics Inc.; Visa Inc.

(prior) Campbell Soup Company

Specific Qualifications, Experience, Attributes, and Skills:

•  Distinguished record of building strong businesses and growing iconic brands, having served over 15 years as Chief Executive Officer and other senior management roles at Campbell Soup Company, whose products are sold in over 120 countries around the world

•  Her extensive executive leadership experience provides her with a strong understanding of the key strategic challenges and opportunities of running a large, complex business, including financial management, operations, risk management, talent management, and succession planning, which contributes to her service on our Audit and Risk and Compensation Committees

•  Her prior experience in sales, marketing, operations, and business development in leading consumer product companies add to her deep understanding of the consumer and retail market

•  Her board and committee service with public and private companies provide her with a strong understanding of the effective functioning of corporate governance structures

Career Highlights:

•  Founder of Denise Morrison & Associates, LLC, a consulting firm, since October 2018

•  President and Chief Executive Officer from August 2011 to May 2018, and a Board member from October 2010 to May 2018; Executive Vice President and COO from October 2010 to July 2011; Senior Vice President, President of North America Soup, Sauces and Beverages from October 2007 to September 2010; President, Campbell USA from June 2005 to September 2007; and President, Global Sales and Chief Customer Officer from April 2003 to May 2005 of Campbell Soup Company, a food and beverage company

•  Senior positions at Kraft Foods, Inc., a food and beverage company, including Executive Vice President and General Manager, Snacks Division from 2001 to 2003; Executive Vice President and General Manager, Confections Division in 2001; Senior Vice President and General Manager, Nabisco Down the Street Division in 2000; Senior Vice President, Nabisco Sales and Integrated Logistics from 1998 to 2000; Vice President, Nabisco Foods Sales and Integrated Logistics from 1997 to 1998; and Area Vice President, West, Nabisco Sales and Integrated Logistics from 1995 to 1997

•  Senior marketing and sales positions at Nestle SA from 1984 to 1995

•  Business Development manager position at PepsiCo, Inc. from 1982 to 1984

•  Manager and sales positions at The Procter & Gamble Company from 1975 to 1982

•  B.S. degrees in Economics and Psychology from Boston College

2024 Proxy Statement	41

Director Nominee Biographies

Pamela Murphy Age: 50 Independent Director Since: April 2023 Board Committees: Finance Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) Rockwell Automation, Inc.; Visa Inc.

(prior) none

Specific Qualifications, Experience, Attributes, and Skills:

•  Over 22 years of experience in the software and technology industries that includes senior leadership positions at global companies of scale

•  Extensive background and expertise in leading technology companies with wide range of responsibilities for global operational and financial functions provide additional depth to her role on the Board

•  Her experience as Chief Executive Officer of a cybersecurity software company and as board member of publicly-traded companies contributes to the Board’s oversight of Visa’s strategies, operations, systems security, and risk management.

Career Highlights:

•  Chief Executive Officer of Imperva, Inc., a cybersecurity software and services provider, since January 2020.

•  Chief Operating Officer of Infor, Inc., an enterprise software company, from 2011 to 2019; Senior Vice President, Corporate Operations from 2010 to 2011.

•  Senior positions at Oracle Corporation, a computer technology corporation, including Vice President for Global Business Units Finance and Global Sales Operations from 2008 to 2010; Vice President, Finance from 2007 to 2008; Director, Consulting Business Operations EMEA from 2002 to 2007; and Senior Manager, EMEA Finance from 2000 to 2002.

•  Senior Manager, Business Consulting at Arthur Andersen LLP, an Accounting and Business Advisory firm, from 1997 to 2000; Auditor from 1995 to 1997.

•  Bachelor of Commerce in Accounting and Finance from the University of Cork, Ireland

•  Fellow, Institute of Chartered Accountants in Ireland

Linda J. Rendle Age: 45 Independent Director Since: November 2020 Board Committees: Finance Committee; Nominating and Corporate Governance Committee

Public Company Directorships:

(current) The Clorox Company; Visa Inc.

(prior) none

Specific Qualifications, Experience, Attributes, and Skills:

•  Strong track record of outstanding business results and values-led leadership, gained from over 20 years spent in a variety of senior operational and executive roles across many of Clorox’s businesses, provide her with a diverse perspective on global sales, product innovation, and business strategy

•  As Chief Executive Officer of a global company, her extensive experience and instrumental role in developing key corporate strategies provide important insights and perspectives with respect to global product development, growth, and long-range planning

Career Highlights:

•  Chief Executive Officer of The Clorox Company, a global consumer products company, since September 2020

•  Several other senior positions at Clorox for over 20 years, including: President from May 2020 to September 2020; EVP, Global Operations & Strategy, Cleaning and International from July 2019 to May 2020; EVP, Global Operations & Strategy, International, Better Health from January 2019 to July 2019; EVP and General Manager, Cleaning, Professional Products and Strategy from June 2018 to January 2019; SVP and General Manager, Cleaning and Professional Products from April 2017 to June 2018; SVP and General Manager, Cleaning from August 2016 to April 2017; VP and General Manager, Home Care from October 2014 to August 2016; VP, Sales, Cleaning from April 2012 to October 2014; other positions of increasing responsibility, including VP, Sales, Director of Sales Planning and Senior Sales Analyst from January 2003 to April 2012

•  Several positions in sales management at Procter & Gamble from August 2000 to December 2002

•  Bachelor’s degree in Economics from Harvard University

42

Director Nominee Biographies

Maynard G. Webb, Jr. Age: 68 Independent Director Since: January 2014 Board Committees: Compensation Committee; Finance Committee

Public Company Directorships:

(current) Salesforce, Inc.; Visa Inc.

(prior) Extensity, Inc.; Gartner, Inc.; Hyperion Solutions Corporation; LiveOps, Inc.; Niku Corporation; Yahoo! Inc.

Specific Qualifications, Experience, Attributes, and Skills:

•  Significant experience in developing, managing, and leading high-growth technology companies, both from his roles as an investor and as a senior executive of LiveOps and eBay

•  Substantial leadership and operational experience, having served as the Chief Executive Officer of LiveOps, Chief Operating Officer of eBay, Inc., President of eBay Technologies, and as Chief Information Officer of Gateway and Bay Networks

•  His experience and expertise in engineering and information technology, as well as his prior and current service on the boards of several large, publicly-traded technology companies, enable him to contribute to the board’s understanding and oversight of Visa’s management, operations, systems, and strategies

Career Highlights:

•  Founder of Webb Investment Network, an early stage investment firm, since 2010

•  Chairman of the Board of LiveOps, Inc., a cloud-based call center, from 2008 to 2013 and was its Chief Executive Officer from December 2006 to July 2011

•  Chief Operating Officer of eBay, Inc., a global commerce and payments provider, from June 2002 to August 2006, and President of eBay Technologies from August 1999 to June 2002

•  Senior Vice President and Chief Information Officer at Gateway, Inc., a computer manufacturer, from July 1998 to August 1999

•  Vice President and Chief Information Officer at Bay Networks, Inc., a computer networking products manufacturer, from February 1995 to July 1998

•  Bachelor of Applied Arts degree from Florida Atlantic University

2024 Proxy Statement	43

Beneficial Ownership of Equity Securities

Beneficial Ownership of Equity Securities

Except where otherwise indicated, we believe that the stockholders named in the tables below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The following tables are based on [            ] shares of Class A common stock, [            ] shares of Class B common stock and [            ] shares of Class C common stock, each outstanding as of November 24, 2023.

Directors and Executive Officers

The following table sets forth information known to the Company as of December 1, 2023, with respect to beneficial ownership of our Class A common stock by:

•	each member of the Board;

•	our named executive officers for fiscal year 2023; and

•	all current executive officers and directors of Visa as a group.

None of the directors or named executive officers individually, or directors and current executive officers as a group, beneficially owned more than 1% of the total number of shares of our Class A common stock outstanding as of December 1, 2023.

Name of Beneficial Owner	Class A common stock		Class A common stock obtainable within 60 days		Total(1)
Directors and Named Executive Officers:

Alfred F. Kelly, Jr.	[	]	[	]	[	]

Ryan McInerney	[	]	[	]	[	]

Rajat Taneja	[	]	[	]	[	]

Vasant Prabhu	[	]	[	]	[	]

Kelly Mahon Tullier	[	]	[	]	[	]

Paul D. Fabara	[	]	[	]	[	]

Francisco Javier Fernández-Carbajal	[	]	[	]	[	]

Denise M. Morrison	[	]	[	]	[	]

John F. Lundgren	[	]	[	]	[	]

Lloyd A. Carney	[	]	[	]	[	]

Ramon Laguarta	[	]	[	]	[	]

Maynard G. Webb, Jr.	[	]	[	]	[	]

Teri L. List	[	]	[	]	[	]

Kermit R. Crawford	[	]	[	]	[	]

Pamela Murphy	[	]	[	]	[	]

Linda J. Rendle	[	]	[	]	[	]

Chris Suh	[	]	[	]	[	]

All Directors and Executive Officers as a Group (16 persons)	[	]	[	]	[	]

(1)

Total does not include the following number of shares deferred by each of our directors, as to which no voting or investment power currently exists: Mr. Kelly ([            ]), Mr. Webb ([            ]), and Ms. Rendle ([            ]).

44

Beneficial Ownership of Equity Securities

Principal Stockholders

Class A Common Stock

The following table shows those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Class A common stock based on the information disclosed in the SEC filings identified below and the number of the Company’s Class A common stock outstanding as of November 24, 2023. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Date of Schedule 13G/A Filing	Amount and Nature of Beneficial Ownership(1)	Percent of Class (%)

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	February 9, 2023	147,356,830	[	]

BlackRock Inc. 55 East 52nd Street New York, NY 10055	February 7, 2023	126,434,456	[	]

(1)

Beneficial Owner	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose

Vanguard	0	2,439,820	140,484.264	6,872,566

BlackRock	111,955,436	0	126,434,456	0

Class B and Class C Common Stock

The following tables show those persons known to the Company as of November 24, 2023, to be the beneficial owners of more than 5% of the Company’s Class B and Class C common stock.

Principal Holders of Class B Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)(1)

Bank of America NA Bank of America Tower 1 Bryant Park New York, NY 10036	[	]	[	]

Chase Bank USA National Association 201 N. Walnut Street, Floor 15 Wilmington, DE 19801	[	]	[	]

Citibank NA 390 Greenwich St. New York, NY 10013	[	]	[	]

Wells Fargo Risk Services Inc 550 S. Tryon Street Charlotte, NC 28202	[	]	[	]

(1)

The total number of shares of Class B common stock outstanding and the percentage ownership calculation of Class B common stock exclude those shares of Class B common stock held by Visa U.S.A., Inc., a wholly-owned subsidiary of the Company.

2024 Proxy Statement	45

Beneficial Ownership of Equity Securities

Principal Holders of Class C Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (%)

Sumitomo Mitsui Card Company Limited 1-2-20 Kaigan Minato-Ku Tokyo 105-8011, Japan	[	]	[	]

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (Exchange Act) requires our directors, executive officers, and persons who beneficially own more than 10% of our Class A common stock, to file initial reports of ownership and reports of changes in ownership of our Class A common stock and our other equity securities with the SEC, and to furnish copies of such reports to the Company. Based solely on our review of the reports provided to us and on representations received from our directors and executive officers, we believe that all of our directors, executive officers and persons who beneficially own more than 10% of our Class A common stock complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal year 2023, except that due to an administrative oversight, a Form 4 was filed to report 15 late reports and 17 transactions that occurred between August 2018 and June 2022 made by Denise M. Morrison that were not previously reported due to an inadvertent administrative error.

46

Executive Officers

Executive Officers

Biographical data for each of our current executive officers is set forth below, excluding the biography of Mr. McInerney, which is included under Director Nominee Biographies above. Of our seven executive officers, 43% are diverse by race or ethnicity (Messrs. Fabara, Suh, and Taneja) and 29% are women (Mses. Mahon Tullier and Rottenberg).

Paul D. Fabara Chief Risk Officer Age: 58

•  Joined Visa in September 2019

•  Leads the global risk and client operations functions. Responsible for maintaining the integrity and security of the Visa payment system, while also serving as the principal liaison with regulatory agencies

•  Ensures that Visa continues to deliver industry-leading services to prevent, detect, and mitigate the impact of fraud and security attacks on Visa’s clients and other payment system stakeholders

•  Held many senior positions at American Express Company, a multinational financial services corporation, from 2011 to 2019, most recently as President, Global Services Group from February 2018 to September 2019, where he was responsible for the company’s global servicing functions, including customer service, credit, and fraud operations, as well as enterprise-wide strategic initiatives; and Chief Risk Officer and President, Global Risk, Banking & Compliance, where he promoted strong capabilities and disciplined, integrated risk controls, from February 2016 to February 2018

•  Held senior positions at Barclays, a multinational investment bank and financial services company, including Managing Director, Global Head of Operations, Regulatory Implementation and Planning from February 2009 to January 2011, and Global Chief Operating Officer, Barclaycard from August 2006 to February 2009

•  Former Chief Operating Officer, Card Services at Alliance Data Systems, provider of loyalty and marketing services, from June 2002 to August 2006

•  Started his career at Providian Financial Corporation, where he served in many capacities, including risk management, underwriting, marketing, sales and service and credit administration

Alfred F. Kelly, Jr. Executive Chairman Age: 65

•  Joined Visa as Director in January 2014

•  Significant tenure and experience as a senior executive of a global financial services and payment card company provide him with a thorough understanding of our business and industry

•  Chief Executive Officer of Visa from December 2016 to January 2023, Chairman from April 2019, and Executive Chairman from February 2023

•  Held many senior positions at American Express Company, a global financial services company, for 23 years, including serving as President from July 2007 to April 2010, Group President, Consumer, Small Business and Merchant Services from June 2005 to July 2007, and Group President, U.S. Consumer and Small Business Services from June 2000 to June 2005

•  Has experience in both information technology and data management from his service as the head of information systems of the White House from 1985 to 1987 and his roles at PepsiCo from 1981 to 1985

•  Received a B.A. degree in Computer and Information Science and an M.B.A. degree from Iona University

Julie B. Rottenberg General Counsel Age: 55

•  Joined Visa in February 2008

•  Responsible for the Company’s global legal and compliance functions, including leading the company’s litigation, regulatory, commercial agreements, and M&A matters

•  Former senior member of litigation team and Deputy General Counsel and Chief Counsel for North America for the Company

•  Former partner at Arnold & Porter, LLP

•  Served as a law clerk to the Honorable Robert Beezer, U.S. Court of Appeals, Ninth Circuit, and the Honorable Samuel Wilson, U.S. District Court, Western District of Virginia

•  Received a B.A., cum laude, in Political Science from San Diego State University and J.D. with highest honors from The George Washington University Law School

2024 Proxy Statement	47

Executive Officers

Chris Suh Chief Financial Officer Age: 53

•  Joined Visa in July 2023

•  Responsible for the Company’s financial strategies, planning, and reporting, in addition to all finance operations and investor relations

•  Served as Executive Vice President and Chief Financial Officer of Electronic Arts, Inc. a video game company, from March 2022 to June 2023

•  Held various senior roles in finance at Microsoft Corporation, a technology company, from July 1996 to February 2022, including as Corporate Vice President and Chief Financial Officer of the company’s Cloud + AI group from January 2018 to February 2022

•  Received a B.A. in Accounting and Finance from the University of Washington and an M.B.A. from the University of Washington Michael G. Foster School of Business

Rajat Taneja President, Technology Age: 59

•  Joined Visa in November 2013

•  Responsible for the Company’s technology innovation and investment strategy, product engineering, global IT, operations infrastructure, and for accelerating the integration of engineering and product teams

•  Served as Executive Vice President and Chief Technology Officer of Electronic Arts Inc., a video game company, from October 2011 to November 2013, where he was responsible for platform engineering, data center operations, and IT supporting the company’s global customer base

•  Worked at Microsoft Corporation, including most recently as the Corporate Vice President, Commerce Division, in 2011 and the General Manager and Corporate Vice President, Online Services Division, from 2007 to 2011

•  Member of the Board of Directors of MSCI Inc.

•  Received a B.E. in Electrical Engineering from Jadavpur University and an M.B.A. from Washington State University

Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer, and Corporate Secretary Age: 57

•  Joined Visa in June 2014

•  Serves as corporate secretary and leads Visa’s people, communications, government engagement, inclusive impact & sustainability, transformation, and corporate services functions, including real estate, aviation, security, and global events.

•  Served as the Company’s Chief Legal and Administrative Officer from January 2021 to September 2021, and General Counsel from October 2014 to January 2021

•  Former Senior Vice President and Deputy General Counsel for PepsiCo, Inc., a multinational food, snack, and beverage corporation, from August 2011 to June 2014, and managed the global legal teams supporting the business around the world, as well as centralized teams responsible for mergers and acquisitions, intellectual property, regulatory, litigation, and procurement legal matters; also served as Senior Vice President and General Counsel for PepsiCo’s Asia Pacific, Middle East and Africa division, based in Dubai

•  Former Vice President and General Counsel for Frito-Lay, Inc., with responsibility for a wide range of legal, policy, and compliance issues

•  Former associate at Baker Botts LLP and also served as a law clerk for the Honorable Sidney A. Fitzwater, U.S. District Court, Northern District of Texas

•  Received her B.A. from Louisiana State University and her J.D., magna cum laude, from Cornell Law School

48

Proposal 2

Proposal 2 – Approval, on an Advisory Basis, of the Compensation Paid to Our Named Executive Officers

We are asking our Class A common stockholders to approve, on an advisory basis, the compensation of our NEOs as described in this proxy statement, including the section entitled Compensation Discussion and Analysis, the compensation tables, pay versus performance disclosure, and the related narrative discussion. This proposal, commonly known as a “Say-on-Pay” proposal, gives our Class A common stockholders the opportunity to express their views on our NEOs’ compensation.

As described in detail under Compensation Discussion and Analysis, our executive compensation programs are designed to attract, motivate, and retain our NEOs, who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of specific annual, long-term, and strategic performance goals and the realization of increased value to stakeholders. Please read the Compensation Discussion and Analysis section of this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2023 compensation of our NEOs.

The Say-on-Pay vote is advisory and therefore not binding on the Company, the Compensation Committee, or our Board. However, our Board and the Compensation Committee value the views of our stockholders and will carefully review and consider the voting results for this proposal when evaluating our executive compensation programs. We currently conduct annual advisory votes to approve the compensation of our NEOs, and we expect to conduct the next advisory Say-on-Pay vote at our 2025 annual meeting of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

2024 Proxy Statement	49

Compensation Discussion and Analysis

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis describes our executive compensation philosophy and programs, and compensation decisions made under those programs for our NEOs for fiscal year 2023. Our NEOs are listed below.

Name	Title

Ryan McInerney	Chief Executive Officer

Alfred F. Kelly, Jr.	Executive Chairman; former Chairman and Chief Executive Officer

Chris Suh	Chief Financial Officer

Vasant Prabhu	Former Vice Chair, Chief Financial Officer

Paul Fabara	Chief Risk Officer

Rajat Taneja	President, Technology

Kelly Mahon Tullier	Vice Chair, Chief People and Corporate Affairs Officer

The Board appointed Mr. McInerney as the Company’s Chief Executive Officer effective February 1, 2023, succeeding Mr. Kelly, who is expected to continue to serve the Company as Executive Chairman until he retires as Executive Chairman on January 23, 2024. At that time, Mr. Kelly is expected to remain an employee in a non-executive officer capacity in the position of Senior Advisor until February 15, 2024, when he will retire from the Company. Mr. Suh joined the Company on July 10, 2023, and assumed the Chief Financial Officer position effective August 1, 2023. Mr. Prabhu served as the Company’s Chief Financial Officer until August 1, 2023, and terminated employment with the Company effective September 30, 2023. For a description of payments made to Mr. Prabhu in connection with his termination of employment, see the section below under Employment Arrangements and Potential Payments upon Termination or Change of Control.

Except as stated otherwise, references to the Chief Executive Officer and the Chief Financial Officer in this Compensation Discussion and Analysis and related tables refer to Mr. McInerney and Mr. Suh, respectively.

Philosophy of our Compensation Program

We tie a substantial portion of our NEOs’ overall target annual compensation to the achievement of pre-established financial and non-financial performance goals, which include ESG metrics. The Compensation Committee’s objectives are to balance short- and long-term performance criteria, as well as to recognize corporate, business, and individual achievements that impact all stakeholders. The primary principles that guide the compensation program design and administration are summarized below.

Principles of our Compensation Program

Pay for Performance

The key principle of our compensation philosophy is pay for performance. We favor variable “at-risk” pay opportunities over fixed pay, with our NEOs’ total compensation determined based on performance measured against annual and long-term goals and stockholder return.

Promote Alignment with Stakeholders’ Interests

We reward performance that meets or exceeds goals that the Compensation Committee establishes with the objective of increasing stockholder value over time, aligning with other stakeholders’ interests, and driving long-term strategic outcomes, including the Company’s broader ESG efforts.

Attract, Motivate, and Retain Key Talent

We design our compensation program to attract, motivate, and retain key talent.

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Compensation Discussion and Analysis

Key Elements of our Fiscal Year 2023 Compensation Program

Compensation Mix	Long-Term Equity Incentive

The pay mix charts above represent the components of the annual compensation program for our Chief Executive Officer and other NEOs, including the base salary used for annual incentive determinations after the end of fiscal year 2023. The CEO chart includes Mr. McInerney’s equity award granted in connection with his appointment to CEO because it is reflective of his overall compensation package as Chief Executive Officer. The Other NEOs chart does not include Mr. Suh, who joined in July 2023, or components of pay to other NEOs during fiscal year 2023 that are not considered a part of their typical annual compensation. For purposes of these charts, Mr. McInerney’s annual compensation is included under CEO and Mr. Kelly’s compensation is included under Other NEOs.

Components of Executive Compensation

Compensation Component	Type of Pay	Key Characteristics	Purpose

Annual Cash Compensation

Base Salary	Fixed	Reviewed annually based on individual performance, market pay levels, and internal pay equity.	Attracts, retains, and rewards NEOs by providing a fixed source of income to reflect experience, skills, and competencies.

Annual Incentive Awards

Cash Incentive Awards	Performance- Based	Variable cash compensation component based on performance against pre-established performance goals in four categories that are aligned with our corporate strategy: Financial; Client; Foundational; and Operational Excellence, Talent, & ESG.	Focuses NEOs on our annual results and aligns NEOs’ interests with stakeholders’ interests by rewarding performance based on the achievement of pre-established, strategic annual goals.

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Compensation Discussion and Analysis

Compensation Component	Type of Pay	Key Characteristics	Purpose

Long-term Incentive Awards

Equity Granted in the Form of Stock Options, Restricted Stock Units, and Performance Shares	Performance- Based	Stock option and restricted stock unit awards vest annually over a three-year period. Performance shares vest after a three-year performance period.

Aligns NEOs’ interests with stockholders’ interests by linking a substantial portion of each NEO’s compensation to stock performance and the achievement of long-term corporate performance and operational efficiency.

Recognizes company and individual performance in grant date value determinations.

Retains NEOs through multi-year vesting of equity awards and three-year performance periods, as applicable.

Provides opportunities for stock ownership, which attracts and motivates our NEOs and promotes retention.

Fiscal Year 2023 Financial Highlights

Visa delivered another year of strong financial results in fiscal year 2023. The following table summarizes our key financial results for fiscal years 2023 and 2022, as reported. Please see the section entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for a more detailed discussion of our fiscal year 2023 financial results.

	Fiscal Year 2023		Fiscal Year 2022		Change(1)

Net Revenues Growth	11	%(1)	22	%(1)	n/a

GAAP Net Income (in millions, except percentage)	$17,273		$14,957		15%

Non-GAAP Net Income (in millions, except percentage)(2)	$18,280		$16,034		14%

GAAP Diluted Earnings Per Share	$8.28		$7.00		18%

Non-GAAP Diluted Earnings Per Share(2)	$8.77		$7.50		17%

(1)	Calculated over the comparable prior-year period and based on unrounded numbers.
(2)

Non-GAAP net income and Non-GAAP diluted earnings per share in fiscal years 2023 and 2022 reflect results as reported in accordance with GAAP, excluding certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends. For supplemental financial data and corresponding reconciliation of our GAAP to non-GAAP financial results, see Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the SEC on November 15, 2023. Non-GAAP measures should be viewed in addition to, and not as a substitute for, financial results prepared in accordance with GAAP.

When making its determination of the net revenues, net income, and earnings per share metrics, which were used as goals for the annual incentive plan and for performance share awards, the Compensation Committee made further adjustments as described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Selected Corporate Performance Goals and Results for Fiscal Year 2023 and Compensation Discussion and Analysis – Long-Term Incentive Compensation – Annual Long-Term Incentive Awards Granted in Fiscal Year 2023.

Performance-Based Compensation for Fiscal Year 2023

A significant portion of our fiscal year 2023 NEO compensation program is variable and at-risk and ties compensation to pre-established performance conditions, as described below.

Variable over Fixed Pay

•

For fiscal year 2023, 93% of the target total direct compensation of the annual compensation components for our Chief Executive Officer was performance-based and at-risk, and an average of 91% was performance based for our other NEOs.

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Compensation Discussion and Analysis

•

Each NEO’s performance-based compensation includes an annual cash incentive award and long-term performance shares. For the annual cash incentive, the target award value is established at the beginning of the fiscal year and the actual award amount is determined based on performance measured against pre-established goals at fiscal year-end. Performance shares provide the opportunity for shares to be earned after a three-year performance period based on the achievement of pre-established financial goals. The payouts for the annual cash incentive and performance shares are capped at 200% of target.

Focus on Pre-Established Performance Metrics

•

For fiscal year 2023, the annual incentive plan included financial performance goals related to Net Revenues Growth, Net Income Growth, and EPS Growth, as described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Selected Corporate Performance Goals and Results for Fiscal Year 2023. In this proxy statement, we refer to these metrics as Net Revenues Growth – VIP adjusted, Net Income Growth – VIP adjusted, and EPS Growth – VIP adjusted. Actual performance for the financial metrics in the annual incentive plan exceeded the performance goals established for the fiscal year.

•

Similar to our approach in prior years, the fiscal year 2023 annual incentive plan scorecard also included goals in the following three categories: Client; Foundational; and Operational Excellence, Talent, & ESG. These performance goals were designed to align with our strategic objectives, including ESG initiatives, as described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Selected Corporate Performance Goals and Results for Fiscal Year 2023. After the end of the fiscal year, the Compensation Committee carefully considered the Company’s performance against each of the pre-established goals and evaluated the degree to which each goal was exceeded, met, or not achieved, as described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Selected Corporate Performance Goals and Results for Fiscal Year 2023. Based on this analysis, as well as its review of each NEO’s individual performance, the Compensation Committee determined that the payout for the annual incentive plan would be 150% of each NEO’s target payout.

•

The performance shares granted to our NEOs are based on our average EPS result over the three separate years applicable to the particular performance share award and our cumulative relative TSR for the three-year period. In this proxy statement, we refer to the EPS metric as EPS – PS adjusted. Our fiscal year 2023 EPS – PS adjusted was between the target and maximum established for fiscal year 2023, resulting in a performance factor of 154.8% for the relevant portion of each award.

•

The performance shares previously awarded on November 19, 2020 completed their three-year performance period at the end of fiscal year 2023. Performance shares earned pursuant to these awards were based on EPS – PS adjusted for fiscal years 2021, 2022, and 2023 and our three-year relative TSR measured against the other companies in the S&P 500. As described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Long Term Incentive Compensation – Determination of Shares Earned for Performance Shares Previously Awarded on November 19, 2020, performance against the two metrics resulted in the vesting of 179.4% of the target number of performance shares subject to these awards.

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Compensation Discussion and Analysis

Highlights of our Compensation Program

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Compensation Discussion and Analysis

Say-on-Pay

At the 2023 Annual Meeting of Stockholders, approximately 90% of the votes cast on the Company’s annual Say-on-Pay proposal supported our fiscal year 2022 NEO compensation program. In general, we believe these results represent investor support of our overall compensation philosophy and decisions. Accordingly, the Compensation Committee did not make any changes to the underlying structure of our executive compensation program for fiscal year 2023 directly as a result of the Say-on-Pay vote. Nevertheless, the Compensation Committee regularly reviews the compensation program to ensure it remains competitive and aligned with our stakeholders’ interests and the principles of the program. As discussed under Corporate Governance – Stockholder Engagement, we have proactive, ongoing engagement with our stockholders throughout the year related to a number of topics, including executive compensation. In calendar year 2023 we reached out to our top 75 stockholders, representing approximately 65% of our outstanding Class A common stock. Common questions we received about our executive compensation program related to our annual incentive design, including the scorecard approach and incorporation of ESG principles. Our annual incentive design is described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Annual Incentive Plan, including a discussion of how ESG goals are incorporated into the design and are a key component of the program.

Setting Executive Compensation

Compensation Committee and Management

Our Compensation Committee, which consists solely of independent directors, is responsible for establishing and reviewing the overall compensation philosophy and program for our NEOs.

As discussed in detail under Committees of the Board of Directors – Risk Assessment of Compensation Programs, when establishing the annual compensation program for our NEOs, the Compensation Committee takes into consideration the potential risks associated with the program and structures it to provide appropriate incentives without encouraging excessive risk taking.

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Compensation Discussion and Analysis

Setting Performance Goals and Making Compensation Determinations

Before End of Fiscal Year	Beginning of Fiscal Year	During Fiscal Year	After End of Fiscal Year

●  Compensation Committee begins with a review of our compensation program, including its design and components, and assesses our compensation levels and their competitiveness against our peer companies to determine if any changes should be made to the program for the next fiscal year.

●  Compensation Committee determines the principal components of compensation for the NEOs and the individual performance goals of the Chief Executive Officer and the Executive Chairman and sets the performance goals for each performance-based compensation component.

●  Chief Executive Officer sets individual performance goals for each of the other NEOs (except the Executive Chairman), which are reviewed by the Compensation Committee. The individual performance goals are designed to further drive our corporate goals and strategic objectives while holding the NEOs accountable for their performance.

●  In fiscal year 2023, the Compensation Committee reviewed updated performance goals for the Chief Executive Officer and other NEOs in connection with their updated responsibilities following the appointment of Mr. McInerney as Chief Executive Officer.

●  Compensation Committee meets regularly throughout the year, with management and in executive session, and reviews the Company’s performance to date against the corporate performance goals.

●  The Compensation Committee also reviews the executive compensation program to ensure that it remains competitive and aligned with our stakeholders’ interests and the other principles of the program. The Compensation Committee’s independent consultant generally attends all committee meetings.

●  Compensation Committee conducts a multi-part review of each NEO’s and the Company’s performance for the preceding fiscal year measured against the pre-established performance goals and makes annual compensation determinations. The Compensation Committee’s objective is to ensure that the level of compensation approved is consistent with the level of performance delivered.

●  Our Chief Executive Officer reviews the performance of each NEO (other than his own and the Executive Chairman’s performance, which are reviewed by the Compensation Committee and the other independent directors) and presents his compensation recommendations to the Compensation Committee.

●  Compensation Committee reviews the compensation recommendations relating to NEOs that were made by our Chief Executive Officer and approves all compensation decisions for our NEOs based on its assessment of each NEO’s performance.

●  For their own performance reviews, the Chief Executive Officer and the Executive Chairman each prepare a self-assessment, which is reviewed by each independent director and discussed by the Compensation Committee and the other independent directors of the Board. When making compensation decisions for our Chief Executive Officer, Executive Chairman, and other NEOs, the Compensation Committee considers the views of the other independent directors.

Role of Independent Consultant

Our Compensation Committee has the sole authority to retain and replace compensation consultants to provide it with independent advice. The Compensation Committee has engaged Meridian Compensation Partners, LLC (Meridian) as its independent consultant to advise it on executive and non-employee director compensation matters. This selection was made without the influence of management. Under the terms of its agreement with the Compensation Committee, Meridian does not provide any other services to the Company, unless directed to do so by the Compensation Committee and within the scope of the Compensation Committee’s charter. During fiscal year 2023, Meridian provided no services to the Company other than to advise the Compensation Committee on executive and non-employee director compensation matters. In addition, at the start of fiscal year 2023, the Compensation Committee conducted a formal evaluation of the independence of Meridian, and based on this review, did not identify any actual or potential conflict of interest raised by the work performed by Meridian. When conducting this evaluation, the Compensation Committee took into consideration the factors set forth in the Securities Exchange Act of 1934 (Exchange Act) Rule 10C-1 and the NYSE’s listing standards.

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Compensation Discussion and Analysis

Compensation Peer Group

As part of its annual compensation review process, the Compensation Committee discussed with its independent consultant an analysis of our fiscal year 2023 executive compensation program, including total compensation and the elements used to compensate our NEOs. It then compared their compensation to that of similarly situated NEOs of other companies in our compensation peer group. The review was based on public compensation data for our compensation peer group and data from third-party compensation surveys.

To best inform their pay decisions based on where the Company competes for talent, the Compensation Committee has established two categories for identifying peer companies:

•	Direct business competitors.

•

Related-industry competitors that are S&P 500 companies (a) classified as financial services, technology excluding hardware and manufacturing, and interactive media/entertainment; (b) with a 12-month average market capitalization value between approximately one-fourth and four times Visa’s average market capitalization; and (c) with annual revenues of less than $150 billion. Certain peer companies may fall outside of these guidelines if they are determined to be a relevant market competitor for NEO talent.

A list of 23 companies identified as peers for fiscal year 2023 is shown below.

Related Industry Peers
Direct Peers	Financial Services	Technology & Interactive Media/Entertainment

• American Express Company • Discover Financial Services • Mastercard Incorporated • PayPal Holdings, Inc.

•  Bank of America Corporation

•  BlackRock, Inc.

•  Capital One Financial Corporation

•  Citigroup Inc.

•  JPMorgan Chase & Co.

•  Morgan Stanley

•  The Goldman Sachs Group, Inc.

•  The PNC Financial Services Group, Inc.

•  U.S. Bancorp

•  Wells Fargo & Company

• Accenture plc • Adobe Inc. • Alphabet Inc. • Block, Inc. • IBM Corporation • Meta Platforms, Inc. • Microsoft Corporation • Oracle Corporation • salesforce.com, inc.

In July 2023, using the methodology described above, the Compensation Committee reviewed the peer companies and added Intuit Inc. and removed Capital One Financial Corporation, The PNC Financial Services Group, Inc., and U.S. Bancorp from the list of peer companies for fiscal year 2024 and for compensation decisions at the end of fiscal year 2023.

Use of Market Data

To attract and retain key executives, we consider total compensation for our NEOs by reference to the range of compensation paid to similarly situated executives of our compensation peer group. This includes salary, annual incentive targets, and long-term incentive grant values. The actual level of our NEOs’ total direct compensation is determined based on both individual and corporate performance and can vary based on such factors as expertise, performance, or advancement potential.

Internal Equity and Tally Sheets

As part of its annual compensation review, the Compensation Committee compares our NEOs’ target annual compensation levels to ensure that they are internally equitable. The Compensation Committee also regularly reviews tally sheets for each NEO to ensure that it is considering a complete assessment of all compensation and benefits. The tally sheets include the aggregate amount of equity awards and other compensation values accumulated by each NEO and potential payments upon termination of employment both related and unrelated to a change of control.

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Compensation Discussion and Analysis

Fiscal Year 2023 Compensation

Base Salary

When setting our NEOs’ base salaries, the Compensation Committee generally considers the range of compensation paid to similarly situated executive officers of our compensation peer group. The Compensation Committee may set salaries relative to this range based on considerations including the expertise, performance, or advancement potential of each NEO, including relative to other NEOs. The base salary levels of our NEOs typically are considered annually as part of our performance review process, and upon an NEO’s promotion or other change in job responsibilities.

During its annual review of the base salaries of our NEOs for fiscal year 2023, the Compensation Committee considered market data for our compensation peer group; an internal review of each NEO’s compensation, both individually and relative to other NEOs; and the individual performance of each NEO.

Based on this review, and in consultation with its independent consultant, the Compensation Committee decided to increase certain NEOs’ base salaries, as follows: Mr. McInerney’s base salary from $1,100,000 to $1,300,000; Mr. Fabara’s base salary from $750,000 to $800,000; Mr. Taneja’s base salary from $1,100,000 to $1,200,000; and Ms. Mahon Tullier’s base salary from $850,000 to $900,000. These changes were made during the annual compensation review process, prior to the announcement of Mr. McInerney’s appointment to Chief Executive Officer. Mr. Kelly’s and Mr. Prabhu’s base salaries did not change at this time.

Subsequent to the ordinary course annual salary increases described in the preceding paragraph, the Compensation Committee increased Mr. McInerney’s base salary from $1,300,000 to $1,400,000 effective February 1, 2023, in connection with his appointment to the role of Chief Executive Officer, and decreased Mr. Kelly’s base salary from $1,550,000 to $1,250,000, effective February 1, 2023, in connection with his appointment to the role of Executive Chairman and the transition of the Chief Executive Officer role and responsibilities to Mr. McInerney. The Compensation Committee also set Mr. Suh’s base salary at $900,000 effective upon his start date. Similar to the annual review of base salaries for NEOs, the Compensation Committee considered market data for our compensation peer group and the advice of its independent compensation consultant when making these base salary decisions.

Annual Incentive Plan

Incentive Plan Target Award Percentage

During fiscal year 2023, each of our NEOs was eligible to earn an annual cash incentive award under the Visa Inc. Incentive Plan (VIP). Each NEO’s target award was expressed as a percentage of his or her base salary, reflecting market practice, internal equity among executive officers, and the intended value and mix of target total direct compensation. After the end of the fiscal year, the Compensation Committee determined the amount of each NEO’s actual annual incentive award based upon its evaluation of achievement against pre-determined goals, with a maximum opportunity of 200% of the target percentage attributable to each NEO. Mr. Suh’s annual incentive was pro-rated for the portion of fiscal year 2023 he was employed with Visa.

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Compensation Discussion and Analysis

Selected Corporate Performance Goals and Results for Fiscal Year 2023

The Compensation Committee approved an annual incentive scorecard for fiscal year 2023, similar to the approach it has used since fiscal year 2021. The scorecard balances annual incentive determinations across financial and non-financial strategic priorities, with rigorous, pre-established quantitative and qualitative corporate performance goals in four categories. The Compensation Committee established the goals early in the fiscal year, reviewed progress against each goal quarterly, and evaluated achievement of the goals at year-end. The Compensation Committee determined a payout percentage based on its evaluation of results against the scorecard and then reviewed each NEO’s individual performance against his or her annual goals to determine whether any further adjustments should be made based on individual performance.

These scorecard performance goals were established by reference to our corporate strategy, which is designed to position the Company competitively and thereby deliver superior performance, and which should in turn create value for our stockholders and benefit our employees, clients, and the communities in which we operate. The Compensation Committee expects our NEOs to be focused on a wide range of performance goals that are critical to our corporate strategy, by promoting financial goals along with other priorities that are vital to the Company’s long-term success, such as ESG initiatives. This approach is aligned with our corporate strategy, enhances stockholder value, and reduces the likelihood of excessive risk taking with respect to a particular financial performance goal. Accordingly, the scorecard design takes a holistic approach to the goal-setting process and does not apply specific weighting to the corporate performance goals described below, and the Compensation Committee carefully considered each goal and applicable results in its overall evaluation of corporate performance. The same scorecard is also used for determining the annual bonus funding for our broad-based employee bonus plan.

Each of the performance goals for the annual incentive plan scorecard was established on November 2, 2022, except that certain preliminary goals were finalized on January 23, 2023. The performance goals were established based on the best available information at the time, designed to be challenging, and expected to incentivize the NEOs to advance Visa’s strategic and operational priorities during the fiscal year.

The following table lists selected metrics from the annual incentive scorecard for fiscal year 2023.

Financials, Clients, and Foundational Goals
Selected Metrics

Designed to promote strong financial results and align our NEOs’ interests with the interests of stockholders; develop and enhance Visa’s relationships with clients; and support key business priorities

• Net Revenues Growth • Net Income Growth • EPS Growth • Payments Transactions Growth • Payments Volume Growth • Cross-Border Volume Growth • New Payment Flows • Net New Acceptance Locations

Operational Excellence, Talent, and ESG Goals
Selected Metrics
Designed to ensure that our NEOs enhance the wellbeing of our employees, clients, and the communities in which we operate, and to advance our ESG strategy	• Sustainability • Social Impact • Talent • Technology • Cybersecurity • Risk • M&A Integration

Following the end of fiscal year 2023, the Compensation Committee evaluated the Company’s performance relative to each goal in the annual incentive scorecard. The following tables provide detail on many of the goals and achievements that the Compensation Committee considered to be important drivers of the Company’s success when making its annual incentive determinations for the NEOs. These goals and results represent a range of factors that demonstrate the value delivered by our NEOs to stockholders, our employees, clients, and the communities in which we operate. To maximize transparency into the goal-setting process while balancing concerns that disclosure of some operational goals would provide our competitors with insight into specific business priorities and initiatives, not all metrics, goals, and results are described in detail.

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Compensation Discussion and Analysis

Financials, Clients, and Foundational

• Net Revenues Growth – VIP adjusted of 11.4%, exceeding the annual goal of 9.3%

• Net Income Growth – VIP adjusted of 13.8%, exceeding the annual goal of 8.2%

• EPS Growth – VIP adjusted of 16.6%, exceeding the annual goal of 11.0%

• Payments Transactions Growth of 7.7%, falling below the annual goal of 8.1%

• Constant-dollar Payments Volume Growth of 9%, falling below the annual goal of 11%

• Constant-dollar Cross-border Volume Growth excluding Intra-Europe of 25%, meeting the annual goal

• Net New Acceptance Locations excluding China of 20 million, exceeding the annual goal

Operational Excellence, Talent, & ESG

•  Exceeded our goals related to protecting the Company from cyber threats; ensuring cyber preparedness for acquired entities; innovating on cyber capabilities for the Company and ecosystem to further advance our leadership position; and ensuring compliance with regulatory reviews

•  Exceeded our goals related to building, deploying, and automating a risk technology platform that protects the Company and the payments ecosystem; advancing risk management capabilities to ensure that the Company maintains a strong control environment; developing new solutions to reduce risk and crime while driving strong client engagement and satisfaction; and continuing to provide tools and capabilities to monitor and minimize fraud in the payments ecosystem

•  Exceeded our technology goals for authorization, clearing, and settlement processing success rates, while enabling our product innovation priorities by delivering programs within scope, schedule, and budget and continuing our multi-year strategic transformation of Visa technology

• Met our goal of successfully integrating Currencycloud and Tink and delivering on Tink’s business strategy

• Exceeded our goal of digitally enabling 19 million SMBs worldwide in fiscal year 2023 as part of our three-year goal of digitally enabling 50 million SMBs

• Met our goal of maintaining 100% renewable electricity and carbon neutral operations and our goals of advancing on our aspiration of being a climate positive company

• Exceeded our goal of 25% of our employees volunteering in charitable opportunities, with 32% of our employees participating in such programs

• Met our goal of continuing to advance the Visa Foundation as a key pillar in fulfilling Visa’s corporate purpose

• Met our goal of increasing the number of underrepresented employees in the U.S. and continued our efforts to improve representation of women globally

•  Met our goals of improving the employee experience through a new employee value proposition and refreshed recognition strategy; rolling out a new hybrid work model; investing in talent attraction initiatives; and enhancing our employee retention, development, training, and total rewards strategies

For purposes of the annual incentive plan, our Net Revenues Growth – VIP adjusted for fiscal year 2023 was determined as year-over-year growth in net revenues, adjusted to exclude pre-established adjustments made in accordance with the terms of the annual incentive plan determined at the beginning of fiscal year 2023. Our Net Income Growth – VIP adjusted was determined by adjusting our GAAP Net Income to exclude certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends, as well as other pre-established adjustments made in accordance with the terms of the annual incentive plan determined at the beginning of fiscal year 2023.

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Compensation Discussion and Analysis

Individual Performance for Fiscal Year 2023

In addition to its review of the Company’s overall results relative to each goal in the annual incentive scorecard and its determination of the appropriate payout percentage to reflect these results, the Compensation Committee also evaluated each NEO’s individual performance, based on each NEO’s self-assessment, Mr. McInerney’s input, and input from the other non-employee directors with respect to Mr. McInerney and Mr. Kelly. Individual performance goals for the Chief Executive Officer and Executive Chairman were established with the oversight of the Compensation Committee, and the Compensation Committee reviewed individual performance goals for the other NEOs.

The following is a summary description of each NEO’s individual performance achievements for fiscal year 2023.

Mr. McInerney

•  Delivered strong financial results, including 11% growth in revenue, 15% net income, and 18% EPS

•  Delivered exceptional performance with clients and partners around the world, deepening existing relationships and successfully building new strategic partnerships with players across the ecosystem

•  Successfully transitioned into role of CEO, ensuring minimal disruption to employees, clients, and investors

•  Continued to enhance senior talent, onboarding a new CFO and working closely with direct reports as many took on new and expanded responsibilities

•  Drove strong employee engagement

Mr. Kelly

•  Successfully transitioned to role of Executive Chairman, ensuring a smooth CEO transition with minimal disruption to employees, clients, and investors

•  Provided excellent management of the Board in his role as Executive Chairman, including playing a significant role in creating a succession plan and ensuring a smooth transition of the Board Chair role to Mr. Lundgren

•  Effectively represented Visa in external forums including the Business Roundtable, media opportunities, and extensive engagement with governments and clients around the world

•  Supported Visa University by hosting informational sessions about career development for employees

•  Continued to Chair the Visa Foundation, delivering robust results and impact across the Foundation’s key priorities

•  Supported Mr. McInerney and other senior leaders as they transitioned into new and expanded leadership roles

Mr. Suh

•  Successfully onboarded into CFO role

•  Managed strong financial close to the fiscal year, including budget process and fourth quarter earnings cycle

•  Brought to Visa deep experience in finance and technology, plus leadership in growing and scaling businesses

Mr. Prabhu

•  Exceeded goals on all financial metrics

•  Managed spend and investment management amidst significant economic uncertainty, balancing investment in long-term priorities with prudent expense management

•  Delivered strong stockholder engagement

•  Supported successful CFO transition, ensuring seamless operations and onboarding of Mr. Suh

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Compensation Discussion and Analysis

Mr. Fabara

•  Successfully managed Visa’s ecosystem risk, including driving efforts to identify fraud before it happens by deploying enhanced risk tools and capabilities

•  Delivered strong risk, control, and compliance environment and regularly engaged with regulators around the world

•  Deepened relationships with clients by launching revenue-generating risk services

•  Took on added responsibility for the Client Services organization, managing a seamless leadership transition and exceeding all key metrics on revenue and service levels

Mr. Taneja

•  Successfully maintained Visa’s effective and robust security posture

•  Delivered strong operational excellence through availability, reliability, and resilience of core systems

•  Drove engineering and product development efforts across core products, new flows, and VAS

•  Played a critical role in pioneering Visa’s latest efforts around Generative AI

•  Supported Product and Technology transformation efforts by continuing to deepen alignment of product development to Visa’s business strategy

Ms. Mahon Tullier

•  Delivered strong management of Board and stockholder engagement

•  Successfully met talent goals and drove meaningful improvements across the People function during a year of significant change

•  Revamped Visa’s talent strategy by developing robust programs designed to drive Visa’s future growth

•  Took on responsibility for Corporate Affairs function, including leading the Government Engagement, Transformation, and Inclusive Impact and Sustainability teams

•  Played a critical role in managing all aspects of our organizational transition

Payment of Annual Incentive Plan Awards for Fiscal Year 2023

Based on its analysis of Visa’s performance relative to each annual incentive scorecard goal, the Compensation Committee determined that the payout percentage for the 2023 annual incentive plan would be 150% of target and that it would not adjust this payout percentage for any NEO based on its evaluation of the individual achievements described above. The Compensation Committee determined that this payout percentage appropriately reflected, in the aggregate, the Company’s and each NEO’s performance relative to the pre-established goals.

The fiscal year 2023 annual cash incentive award payments are included in the “Non-Equity Incentive Plan Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2023 and are set forth in the following table.

	Salary for FY23 Payout Determination	x	Target Annual Incentive%(1)	Target Annual Incentive $(1)	x	Payout Percentage	=	Final Award

Ryan McInerney(2)	$1,400,000		250%	$3,500,000		150%		$5,250,000

Alfred F. Kelly, Jr.(3)	$1,350,000		250%	$3,375,000		150%		$5,062,500

Chris Suh	$204,658		175%	$358,151		150%		$537,226

Vasant Prabhu	$1,100,000		200%	$2,200,000		150%		$3,300,000

Paul Fabara	$800,000		150%	$1,200,000		150%		$1,800,000

Rajat Taneja	$1,200,000		200%	$2,400,000		150%		$3,600,000

Kelly Mahon Tullier	$900,000		175%	$1,575,000		150%		$2,362,500
(1)	The “maximum” amounts are provided under the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2023 Table.

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Compensation Discussion and Analysis

(2)

In connection with his appointment to the role of Chief Executive Officer effective February 1, 2023, the Compensation Committee approved an increase in Mr. McInerney’s base salary from $1,300,000 to $1,400,000 and an increase in his annual incentive target percentage from 200% to 250% of base salary, each of which were used as inputs for his final Annual Incentive Plan award for fiscal year 2023.

(3)

In connection with his appointment to the role of Executive Chairman effective February 1, 2023, the Compensation Committee approved a decrease in Mr. Kelly’s base salary from $1,550,000 to $1,250,000, with the applicable salaries pro-rated for the portion of the 2023 fiscal year that Mr. Kelly served in the Chief Executive Officer and Executive Chairman roles.

Long-Term Incentive Compensation

The 2007 Equity Incentive Compensation Plan is intended to promote our long-term success by attracting, motivating, and retaining our non-employee directors, officers, and employees.

The Compensation Committee administers the equity incentive plan with respect to our NEOs and determines, in its informed judgment and in accordance with the terms of the equity incentive plan, the recipients who may be granted awards, the form and amount of awards, the terms and conditions of awards (including vesting and forfeiture conditions), the timing of awards, and the form and content of award agreements.

Annual Long-Term Incentive Awards Granted in Fiscal Year 2023

In determining the types and amounts of annual equity awards to be granted to our NEOs in fiscal year 2023, the Compensation Committee considered, in consultation with its independent consultant, factors including the practices of companies in our compensation peer group; the actual compensation levels of similarly situated executive officers of companies in our compensation peer group; company and individual performance; recommendations for awards to the NEOs other than himself from Mr. Kelly, who was our Chairman and Chief Executive Officer at the time of the annual grant determinations; and each NEO’s total compensation, including the value of outstanding awards held by each NEO. The Compensation Committee also considered the effectiveness of incentives provided by different award types, including increasing stockholder value, avoiding excessive risk taking, and encouraging employee retention.

The target value of annual equity awards granted to each NEO in fiscal year 2023 consisted of 25% stock options, 25% restricted stock units, and 50% performance shares. Each award type is used to retain and incentivize key executive officers. Stock options generate value only if Visa’s stock price appreciates after the grant date, and performance shares are designed so that the number of shares that are earned varies based on corporate performance results.

The following table displays the total combined target value of annual equity awards approved by the Compensation Committee for our NEOs in November 2022, and the award value broken down by component. The values in the table below differ from the values included for such awards in the Executive Compensation – Summary Compensation Table for Fiscal Year 2023 and the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2023 Table because the aggregate grant date fair values of the performance shares displayed in those tables are computed in accordance with stock-based accounting rules and will be displayed in tranches over multiple years. In addition, certain other equity awards were granted to some of our NEOs in fiscal year 2023, as described below under the heading “Long-Term Incentive Awards in Connection with Role Expansions.”

	Components of annual equity awards granted on November 19, 2022
	Grant Date Value of Stock Options ($)	Grant Date Value of Restricted Stock Units ($)	Grant Date Value of Performance Shares at Target ($)	Total Combined Grant Date Value of Annual Equity Awards ($)

Ryan McInerney	3,375,000	3,375,000	6,750,000	13,500,000

Alfred F. Kelly, Jr.	5,375,000	5,375,000	10,750,000	21,500,000

Chris Suh	—	—	—	—

Vasant Prabhu	2,250,000	2,250,000	4,500,000	9,000,000

Paul Fabara	1,000,000	1,000,000	2,000,000	4,000,000

Rajat Taneja	3,125,000	3,125,000	6,250,000	12,500,000

Kelly Mahon Tullier	1,800,000	1,800,000	3,600,000	7,200,000

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Compensation Discussion and Analysis

Stock Options and Restricted Stock Units

The dollar value of the annual equity awards in the table above were converted to a specific number of stock options or restricted stock units on the November 19, 2022 grant date, based on the fair market value of our Class A common stock on that date and the Black-Scholes value of stock options. The stock options and restricted stock units vest in three substantially equal annual installments beginning on the first anniversary of the date of grant, subject to continued employment through each such vesting date. Dividend equivalents on restricted stock units are paid in cash in an amount equal to dividends paid to holders of our Class A common stock.

Performance Shares

The value displayed for performance shares in the table above reflects the target value of the annual award. The target number of performance shares is determined at the beginning of a three-year performance period and the number of shares earned after the three-year period will range from zero to 200% of target depending on our corporate performance, as measured by:

•	the annual EPS goal established for each fiscal year; and

•	an overall modifier based on Visa’s TSR ranked relative to S&P 500 companies, or relative TSR Rank, over the three-year performance period.

Vesting of the performance shares is generally subject to each NEO’s continued employment through the entire three-year performance period, except upon death, disability, retirement, involuntary terminations without cause, and certain qualifying (double-trigger) terminations in connection with a change in control, as described in the section titled Executive Compensation – Potential Payments upon Termination or Change of Control.

We set EPS goals annually and average the results over three fiscal years to ensure that the goals are meaningful and the EPS results relative to the goals are not disproportionately impacted by unforeseeable market factors outside the NEOs’ control over a multi-year period. This approach provides a performance and retention incentive over the long term with three-year cliff vesting, while also including a modifier based on three-year relative TSR performance.

FY2023-FY2025 Performance Share Design

Impact of Stock Repurchases on EPS

The amount of stock repurchases is budgeted at the beginning of the year. If Visa repurchased stock significantly above or below this level, the EPS result would be adjusted accordingly.

Relative TSR Modifier

The relative TSR modifier will reduce by up to 25% the number of shares that are earned for periods when our TSR performance is below the median of the companies comprising the S&P 500 and will increase by up to 25% the number of shares that are earned for periods when our TSR performance exceeds the median of the companies comprising the S&P 500. The total number of shares that may be earned at the end of the three-year period is capped at 200% of the target number of shares.

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Compensation Discussion and Analysis

EPS Goals

One-third of the target performance shares awarded on November 19, 2022, was tied to the fiscal year 2023 EPS goal that the Compensation Committee established within the first 90 days of fiscal year 2023. The remaining two-thirds of the target shares awarded is tied to the EPS goals for each of fiscal years 2024 and 2025, which will be set by the Compensation Committee within the first 90 days of the respective fiscal year. The actual EPS result will be used to determine the percentage of target shares credited from each of the three award tranches. If the minimum EPS goal is reached in a particular year, 50% of the target shares will be credited for that segment; if the target EPS goal is reached, 100% of the target shares will be credited; and if the maximum EPS goal is reached, 200% of the target shares will be credited. Results are interpolated for EPS performance between threshold and target, and between target and maximum.

At the end of fiscal year 2023, the Compensation Committee reviewed our EPS – PS adjusted of $8.66, which was determined by making certain adjustments from GAAP Net Income to exclude certain items that we believe were not representative of our continuing performance, as they were non-recurring or had no cash impact, and could distort our longer-term operating trends, as well as other pre-established adjustments made in accordance with the terms of the awards determined at the beginning of fiscal year 2023. The Compensation Committee determined that the final EPS – PS adjusted result of $8.66 was between the target and maximum goals for fiscal year 2023.

At the completion of the entire three-year performance period in November 2025, the sum of the shares credited from the above EPS calculations for the three fiscal years will be modified based on Visa’s TSR Rank for the full three-year performance period. This TSR Rank modification may increase or decrease the final number of shares earned by a maximum of 25%, as illustrated in the chart below; however, the final number of shares earned at the end of the three-year period, after the modification is applied, is capped at 200% of the target award.

	Threshold Performance	Target Performance	Maximum Performance

Modifying Metric	75%	100%	125%

Three-Year Visa TSR Rank vs. S&P 500(1)	25th Percentile or Below	50th Percentile	75th Percentile or Above

(1)	Results between the 25th percentile and the 50th percentile and between the 50th percentile and the 75th percentile are interpolated between 75% and 100% or 100% and 125%, respectively.

The EPS goal for fiscal year 2023 and actual EPS results discussed above also apply to the third tranche of the performance share award previously granted to our NEOs on November 19, 2020 and the second tranche of the performance share award previously granted to our NEOs on November 19, 2021, as illustrated below.

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Compensation Discussion and Analysis

Consistent with FASB ASC Topic 718, the value of the performance share awards for fiscal year 2023 included in the “Stock Awards” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2023 later in this proxy statement represents the third segment of the award made on November 19, 2020, the second segment of the award made on November 19, 2021, and the first segment of the award made on November 19, 2022.

Determination of Shares Earned for Performance Shares Previously Awarded on November 19, 2020

The performance shares previously awarded to NEOs on November 19, 2020 (fiscal year 2021 performance shares) completed their three-year performance period at the end of fiscal year 2023. As a result, the Compensation Committee determined and certified the Company’s actual results over the three-year period in November 2023, which determined the final number of shares earned pursuant to those awards. As illustrated below, based on the annual EPS results for fiscal years 2021, 2022, and 2023, and our TSR Rank over the three-year period, the performance shares earned equated to 186.8% of the target award established on November 19, 2020.

Primary Metric	Threshold ($)	Target ($)	Maximum ($)	Result ($)	EPS Result as % of Target(1)

Fiscal Year 2021 EPS-PS adjusted	4.61	5.18	5.54	5.90	200.0% of Target

Fiscal Year 2022 EPS-PS adjusted	6.07	6.82	7.30	7.48	200.0% of Target

Fiscal Year 2023 EPS-PS adjusted	7.42	8.34	8.92	8.66	154.8% of Target

Average Result					184.9% of Target

(1)	Percentage is based on unrounded values.

Modifying Metric	Threshold (75% modifier)	Target (100% modifier)	Maximum (125% modifier)	Result	Modifier%

Three-Year TSR Rank v. S&P 500	25th percentile	50th percentile	75th percentile	51st percentile	101%

Primary Metric Result	Times	Modifying Metric	Equals	Final Payout Result as a % of Target (capped at 200%)

184.9%	x	101%	=	186.8%

Based on this Final Payout Result of 186.8%, on November 30, 2023, the NEOs who had been granted fiscal year 2021 performance shares earned shares equal to 186.8% of the target number of shares granted to each of them on November 19, 2020. As a result, Mr. McInerney earned 57,820 shares versus his target of 30,953 shares, Mr. Kelly earned 92,244 shares versus his target of 49,381 shares, Mr. Prabhu earned 47,247 shares versus his target of 25,293 shares, Mr. Fabara earned 17,212 shares versus his target of 9,214 shares, Mr. Taneja earned 54,897 shares versus his target of 29,388 shares, and Ms. Mahon Tullier earned 22,724 shares versus her target of 12,165 shares. The vesting of shares subject to Mr. Prabhu’s award was due to the retirement vesting provisions of his outstanding award agreement, which provided for vesting of the performance shares at actual performance levels for the full performance period.

Long-Term Incentive Awards in Connection with Role Expansions

In connection with the Board’s appointment of Mr. McInerney as Chief Executive Officer effective February 1, 2023, the Compensation Committee approved an equity award to Mr. McInerney with a grant date value of $3,000,000. The components and vesting schedule of this grant were consistent with awards granted to Visa’s NEOs during the annual review process. The grant consisted of 25% stock options, 25% restricted stock units, and 50% performance shares, with the stock options and restricted stock units vesting one-third per year on each of the first three annual anniversaries of the grant date.

The Compensation Committee also approved one-time performance share awards to Mr. Fabara valued at $3,000,000 on the grant date and to Mr. Taneja and Ms. Mahon Tullier, each valued at $5,000,000 on the grant date.

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Compensation Discussion and Analysis

For each of the one-time equity awards described in this section, the Compensation Committee considered the NEO’s expanded roles and responsibilities effective February 1, 2023, the performance of the applicable NEO, and the desire to promote stability during the Chief Executive Officer transition. In particular, Mr. Fabara assumed the responsibility of leading Client Services; Mr. Taneja’s responsibilities were expanded to accelerate the integration of engineering and product teams to deliver our product roadmap and overall strategy; and Ms. Mahon Tullier assumed the responsibility of leading the Inclusive Impact and Sustainability, Government Engagement, and Transformation teams and was appointed to the role of Vice Chair, Chief People and Corporate Affairs Officer. The Compensation Committee also received advice from its independent compensation consultant and market data for our compensation peer group when determining the terms of the one-time equity incentive awards. These one-time awards are not routine, are not part of the NEOs’ annual compensation, and are only offered under extraordinary circumstances.

Each of the performance shares to Mr. McInerney, Mr. Fabara, Mr. Taneja, and Ms. Mahon Tullier described above is scheduled to vest on February 15, 2026, subject to Visa’s performance in fiscal years 2023 through 2025. The vesting conditions for the performance shares are consistent with the performance shares granted to NEOs during the annual review process in November 2022 and are subject to the same fiscal year 2023 through 2025 EPS and relative TSR goals and payout percentages as described above under the heading Compensation Discussion and Analysis – Annual Long-Term Incentive Awards Granted in Fiscal Year 2023 – Performance Shares. Each of the equity awards was granted on February 15, 2023, and is subject to the terms and conditions, including vesting requirements, of the 2007 Equity Incentive Compensation Plan and the individual award agreement corresponding to the awards. Mr. McInerney will not be eligible to meet the definition of “Retirement” under the applicable equity award agreements during the vesting period for each award, and the one-time awards to Mr. Fabara, Mr. Taneja, and Ms. Mahon Tullier do not contain retirement vesting terms.

One-Time Compensation Arrangement for Mr. Suh Upon Joining Visa

The Compensation Committee may approve compensation during the fiscal year to attract new executive officers and incentivize them to join Visa. The following one-time compensation arrangements are not considered to be a part of Mr. Suh’s ongoing target annual compensation.

In connection with Mr. Suh’s hiring, the Compensation Committee approved a one-time equity award with a grant date fair value of $11,000,000, granted on August 15, 2023. $10,200,000 of the award was to compensate Mr. Suh for unvested equity and other incentives he forfeited when he departed his prior employer, and $800,000 of the award was an additional incentive to join Visa. This one-time equity award consisted of restricted stock units vesting on each of the first, second, and third anniversaries of the date of grant, assuming Mr. Suh’s continued employment by Visa through each vesting date.

In addition, to compensate Mr. Suh for forfeited bonus payments and other incentives from his prior employer, Mr. Suh received a one-time cash award of $3,000,000 paid upon joining Visa. $1,300,000 of this one-time cash award was in recognition of Mr. Suh’s obligation to reimburse a portion of the sign-on bonus he received from his prior employer. Mr. Suh is required to repay a pro-rata portion of this one-time cash award if he terminates his employment other than for Good Reason (as defined in Mr. Suh’s One-Time Cash Award Agreement attached to his offer letter) or if his employment is terminated for Cause (as defined in Visa’s Executive Severance Plan) within 12 months of his start date with Visa. In addition, Mr. Suh received a $500,000 cash payment corresponding to the amount he was required to reimburse his prior employer for relocation and related expenses.

Modification of Outstanding Stock Options and Performance Shares in Fiscal Year 2023 For All Participants

In January 2023, the Compensation Committee reviewed the treatment of stock options and performance shares upon an employee’s termination of employment due to the employee’s death, Disability, or Retirement (“Disability” and “Retirement” as defined in the applicable equity award agreement). The Compensation Committee considered issues such as the intended benefit to employees and their families in these situations, consistency between the treatment of award types, the long-term focus of equity awards and alignment with stockholder interests, and the practices of peer companies and overall market competitiveness, in consultation with its independent compensation consultant. The Compensation Committee considered the treatment of equity awards held by all active employees, not simply the NEOs, in the event of termination of employment due to death, Disability, and Retirement.

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Compensation Discussion and Analysis

Following this review, the Compensation Committee amended all outstanding stock options held by active employees as of the date of the amendment (including the NEOs other than Mr. Suh) to remove the three-year exercise deadline following a termination of employment due to the employee’s death, Disability, or Retirement. As amended, vested stock options in these situations may now be exercised until the option expiration date set forth in the individual’s stock option award agreement.

The Compensation Committee also amended all outstanding performance shares held by active employees as of the date of the amendment (including the NEOs other than Mr. Suh) to provide that upon termination of employment due to the employee’s death or Disability prior to the end of the performance period, the performance shares will now vest in the full number of shares on the vesting date, rather than a pro-rata portion of the shares, as if the individual had remained employed throughout the entire performance period. The number of shares that vest is based on actual company performance.

Except as described in this section, there were no other amendments to outstanding equity awards. In accordance with applicable SEC rules, the Summary Compensation Table includes as compensation for each applicable NEO the incremental fair value of this modification, as determined under generally accepted accounting principles, for each of the outstanding stock option awards held by the NEOs as of the date of the amendment. A corresponding amount for each award is also included in the Grants of Plan-Based Awards in Fiscal Year 2023 table. The modification of the performance share awards resulted in no incremental fair value and therefore no values are included in the Summary Compensation Table or Grants of Plan-Based Awards in Fiscal Year 2023 table representing the modifications to the performance share awards.

Retirement and Other Benefits

Our benefits program is designed to be competitive and cost-effective. It is our objective to provide core benefits, including medical, retirement, life insurance, paid time off, and leaves of absence, to all employees and to allow for supplementary non-core benefits to accommodate regulatory, cultural, and practical differences in the various geographies in which we have operations.

We sponsor a frozen tax-qualified defined benefit pension plan, which we refer to as the retirement plan. We also sponsor a tax-qualified defined contribution 401(k) plan, which we refer to as the 401k plan, to provide market driven retirement benefits to all eligible employees in the United States.

We maintained a non-qualified excess retirement benefit plan and a non-qualified excess 401k plan to make up for the limitations imposed on our tax-qualified plans by the Internal Revenue Code. New contributions to these non-qualified plans ceased to be effective February 1, 2014. We also sponsor an unfunded, non-qualified deferred compensation plan, which we refer to as the deferred compensation plan, which allows executive officers and certain other highly compensated employees to defer a portion of their annual incentive awards to help them with tax planning and to provide competitive benefits. For additional information on these plans, see the sections entitled Executive Compensation – Pension Benefits Table for Fiscal Year 2023 and Executive Compensation – Non-qualified Deferred Compensation for Fiscal Year 2023.

Perquisites and Other Personal Benefits

We provide limited perquisites and other personal benefits to facilitate the performance of our NEOs’ management responsibilities. For instance, we maintain a company car and driver that allows for additional security, which are used by the Chief Executive Officer and the Executive Chairman for both business and personal use, as well as some business and limited personal use by other executive officers. From time to time, our NEOs also may use the Company’s tickets for sporting, cultural, or other events for personal use rather than business purposes. If an incremental cost is incurred for such use, it is included in the “All Other Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2023 if the aggregate amount paid by the Company in Fiscal Year 2023 for perquisites and personal benefits to an NEO equaled $10,000 or more.

In addition, we have a policy that allows for companion travel on business-related flights on company-provided private aircraft (whether corporate aircraft owned by Visa or chartered aircraft provided by Visa) by the Chief Executive Officer, the Executive Chairman, and other key employees, as approved by the Chief Executive Officer. It is our policy that NEOs are responsible for all income taxes related to their personal usage of the Company car or company-provided aircraft, as well as travel by their companions. Additionally, no NEO may use company-provided aircraft for exclusive personal use (not related to business) except under the terms and conditions outlined in the Company’s aircraft time-sharing agreements with the Chief Executive Officer and the

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Compensation Discussion and Analysis

Executive Chairman, or under extraordinary circumstances with the advance approval of the Chief Executive Officer. The Compensation Committee requires that Mr. McInerney and Mr. Kelly use company-provided aircraft for all business and personal travel, based on an independent third-party finding of a bona fide security concern, which recommended that Mr. McInerney and Mr. Kelly use the aircraft for all travel. Related to this requirement, Mr. McInerney and Mr. Kelly are each required under the terms of the applicable aircraft time-sharing agreement to reimburse Visa for personal use of company-provided aircraft for amounts in excess of $250,000 per fiscal year. Any personal use of the company-provided aircraft in excess of this limit by our Chief Executive Officer or our Executive Chairman pursuant to the aircraft time-sharing agreements requires them to reimburse Visa an amount (as determined by the Company) equal to the lesser of: (i) the amount that would, absent reimbursement, be reportable with respect to the Executive Chairman or the Chief Executive Officer (as applicable) in the Summary Compensation Table (which we refer to as the SEC Cost), or (ii) the expenses of operating such flight that may be charged pursuant to Federal Aviation Regulation Section 91.501(d) as in effect from time to time (which we refer to as the FAR Expenses).

Severance

In order to attract and retain high-performing NEOs, we believe it is appropriate to provide severance to an executive officer in certain circumstances. Our severance arrangements are reasonable, responsible in value, tailored to the circumstances of the termination of employment, and in line with market practice. We do not gross up for excise taxes that may be imposed as a result of severance payments and, for payments payable upon or following a change of control, we require a qualifying termination of employment in addition to the change of control. Please see the section entitled Executive Compensation – Potential Payments upon Termination or Change of Control – Executive Severance Plan for additional information.

Fiscal Year 2024 Compensation

On November 2, 2023, the Compensation Committee approved the annual equity awards for our NEOs to be granted on November 19, 2023. The equity awards to Mr. McInerney, Mr. Suh, Mr. Fabara, Mr. Taneja, and Ms. Mahon Tullier used a combination of 25% of the total value of equity awards in stock options, 25% in restricted stock units, and 50% in performance shares at the target value, reflecting the same mix as used in prior years. The actual number of performance shares earned will be based on the annual EPS goal established for each of the three fiscal years in the performance period and an overall modifier based on our TSR Rank over the three-year performance period.

For continued service provided to the Company through each date, the Compensation Committee approved an annual equity award to Mr. Kelly consisting of restricted stock units vesting in three equal installments on December 1, 2023, January 1, 2024, and February 1, 2024.

Mr. Prabhu terminated employment with the Company effective September 30, 2023, and did not receive a fiscal year 2024 equity award.

Vesting of the equity awards is generally subject to each NEO’s continued employment through the entire period, except upon certain terminations of employment due to death, disability, retirement, and certain qualifying (double-trigger) terminations in connection with a change in control. A portion of the equity awards is subject to pro-rata payment in the event of a termination by Visa without cause.

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Compensation Discussion and Analysis

Consistent with prior fiscal years, the total combined value of each equity award was approved by the Compensation Committee after considering, in consultation with its independent consultant, the practices of companies in our compensation peer group, the actual compensation levels of similarly situated executive officers of companies in our compensation peer group, corporate and individual performance during fiscal year 2023, recommendations from our Chief Executive Officer (for awards to the NEOs other than himself and the Executive Chairman), and each NEO’s total compensation, including the value of outstanding awards held by the NEOs. The values in the table below will differ from the values in the Executive Compensation – Summary Compensation Table for Fiscal Year 2024 and the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2024 Table because the aggregate grant date fair values of the performance shares that will be displayed in those tables will be computed in accordance with stock-based accounting rules and will be displayed in multiple years.

	Components of annual equity awards granted on November 19, 2023
	Grant Date Value of Stock Options ($)	Grant Date Value of Restricted Stock Units ($)	Grant Date Value of Performance Shares at Target ($)	Total Combined Grant Date Value of Equity Awards ($)

Ryan McInerney	4,937,500	4,937,500	9,875,000	19,750,000

Alfred F. Kelly, Jr.	0	5,000,000	0	5,000,000

Chris Suh	2,250,000	2,250,000	4,500,000	9,000,000

Paul Fabara	1,125,000	1,125,000	2,250,000	4,500,000

Rajat Taneja	3,125,000	3,125,000	6,250,000	12,500,000

Kelly Mahon Tullier	1,875,000	1,875,000	3,750,000	7,500,000

Other Equity Grant Practices and Policies

Stock Grant Practices

The Compensation Committee maintains a Policy on Granting Equity Awards (Equity Grant Policy), which contains procedures to prevent stock option backdating and other grant timing issues. Under the Equity Grant Policy, the Compensation Committee approves annual grants to executive officers and other members of the Executive Committee at a meeting to occur during the quarter following each fiscal year end. The Board has delegated the authority to Mr. McInerney as the sole member of the Stock Committee to make annual awards to employees who are not members of the Executive Committee and who are not subject to Section 16(a) of the Exchange Act (Section 16 officers). The grant date for annual awards to all employees has been established as November 19 of each year.

In addition to the annual grants, stock awards may be granted at other times during the year to new hires, employees receiving promotions, and in other special circumstances. The Equity Grant Policy provides that only the Compensation Committee may make such “off-cycle” grants to NEOs, other members of Visa’s Executive Committee, and Section 16 officers. The Compensation Committee has delegated the authority to the Stock Committee to make off-cycle grants to other employees, subject to guidelines established by the Compensation Committee. Any off-cycle awards approved by the Stock Committee or the Compensation Committee are granted on the 15th day of the calendar month or on such other date determined by the Stock Committee, Compensation Committee, or the Board.

For all stock option awards, the exercise price is the closing price of our Class A common stock on the NYSE on the date of the grant. If the grant date falls on a non-trading day, the exercise price is the closing price of our Class A common stock on the NYSE on the last trading day preceding the date of grant.

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Compensation Discussion and Analysis

Stock Ownership Guidelines

The Compensation Committee maintains stock ownership guidelines for our NEOs as follows:

Officer	Stock Ownership Guidelines

Ryan McInerney	6 x base salary

Alfred F. Kelly, Jr.	6 x base salary

Chris Suh	4 x base salary

Paul Fabara	3 x base salary

Rajat Taneja	4 x base salary

Kelly Mahon Tullier	4 x base salary

Mr. Prabhu had a stock ownership guideline of 4x, which applied until his departure from Visa on September 30, 2023. Equity interests that count toward the satisfaction of the ownership guidelines include shares owned outright by the individual, shares jointly owned, restricted stock, restricted stock units, and any deferred restricted stock units. Unexercised stock options and unearned performance shares do not count toward the guidelines. Newly hired or promoted executives have five years from the date of the commencement of their appointment to attain these ownership levels. Each NEO currently meets or exceeds the applicable guideline set forth in the table above. If an executive officer does not meet the applicable guideline by the end of the five-year period, the executive officer is required to hold a minimum of 50% of the net shares resulting from any future vesting of restricted stock, restricted stock units, performance shares, or exercise of stock options until the guideline is met. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our stakeholders and encourage our executive officers to consider the long-term perspective when managing the Company.

Hedging and Pledging Prohibition

As part of our insider trading policy, all employees, including our NEOs, and non-employee directors are prohibited from engaging in short sales of our securities, establishing margin accounts related to our securities, pledging our securities as collateral for a loan, buying or selling puts or calls on our securities, or otherwise engaging in hedging transactions (such as zero-cost collars, exchange funds, and forward sale contracts) involving our securities.

Recoupment Policies

The Board has adopted amendments to our Clawback Policy to comply with the requirements of Section 954 of the Dodd-Frank Act and the related rules and regulations promulgated by the SEC and NYSE.

In addition to the terms required under the Dodd-Frank Act for mandatory recovery of certain incentive compensation paid to executive officers in the event of a material financial restatement, the amended Clawback Policy retains Board discretion to recover any incentive compensation (including time-based restricted stock units and stock options) paid to current and former Executive Committee members (including non-executive officers) and Section 16 officers if the financial results upon which the awards were based are materially restated due to fraud, intentional misconduct, or gross negligence (fault-based restatement). The Clawback Policy permits the Board to determine if it will seek to recover applicable compensation in the event of a fault-based restatement, taking into account a number of considerations as it deems appropriate.

We believe our Clawback Policy, which exceeds the requirements of the Dodd-Frank Act, further reduces the potential risk that an executive officer or Executive Committee member would intentionally misstate results to benefit under an incentive program. In addition, appropriate language regarding the policy has been included in applicable documents and award agreements, and our executive officers are required to acknowledge in writing that compensation we have awarded to them may be subject to reimbursement, clawback, or forfeiture pursuant to the terms of the policy and/or applicable law. Further, the equity forfeiture provisions in applicable award agreements would also apply in the event of specified detrimental activity in the absence of a restatement.

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Compensation Discussion and Analysis

Tax Implications – Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, limits our ability to deduct for tax purposes compensation in excess of $1 million paid to certain executive officers. We expect that compensation paid to our NEOs in excess of $1 million, including compensation paid to any executive who has been an NEO since 2017, generally will not be deductible. When designing our compensation structure, the Compensation Committee believes that it needs to consider all relevant factors that attract, retain, and reward executives responsible for our success.

For information regarding the Compensation Committee’s review of compensation-related risk, please see the section entitled Committees of the Board of Directors – Risk Assessment of Compensation Programs.

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Executive Compensation

Executive Compensation

Summary Compensation Table for Fiscal Year 2023

The following table and related footnotes describe the total compensation earned for services rendered during fiscal years 2023, 2022, and 2021 by our NEOs, except that only fiscal year 2023 compensation is reported for Mr. Suh and Mr. Fabara because they were not NEOs in fiscal years 2022 and 2021. The primary elements of each NEO’s total compensation as reported in the table are base salary, annual incentive compensation, and long-term incentive compensation in the form of stock options, restricted stock units, and performance shares. Certain other benefits are listed in the “All Other Compensation” column and additional detail about these benefits is provided in the Executive Compensation – All Other Compensation in Fiscal Year 2023 Table.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Ryan McInerney Chief Executive Officer	2023	1,366,543	–	11,588,449	4,125,008	5,250,000	4,626	269,942	22,604,568
	2022	1,104,239	–	9,114,177	3,337,503	3,520,000	3,230	28,686	17,107,835
	2021	1,100,019	–	9,845,103	3,212,500	3,630,000	2,670	27,400	17,817,692

Alfred F. Kelly, Jr. Executive Chairman	2023	1,350,402	–	16,416,285	6,582,523	5,062,500	–	310,722	29,722,432
	2022	1,555,978	–	14,782,648	5,325,013	6,200,000	–	239,963	28,103,602
	2021	1,550,031	–	17,681,675	5,125,009	6,400,000	–	188,123	30,944,838

Chris Suh Chief Financial Officer	2023	207,696	3,500,000	11,000,043	–	537,226	–	20,770	15,265,735

Vasant Prabhu Former Vice Chair, Chief Financial Officer	2023	1,100,008	–	7,470,155	2,831,130	3,300,000	1,676	6,826,555	21,529,524
	2022	1,104,239	–	7,263,594	2,624,981	3,520,000	1,053	23,396	14,537,263
	2021	1,100,019	–	8,187,025	2,624,993	3,630,000	979	31,400	15,574,416

Paul Fabara Chief Risk Officer	2023	800,010	–	4,102,878	1,159,312	1,800,000	–	37,062	7,899,262

Rajat Taneja President, Technology	2023	1,200,014	–	11,406,003	3,816,174	3,600,000	2,442	35,500	20,060,133
	2022	1,104,239	–	8,585,208	3,124,998	3,520,000	1,587	20,383	16,356,415
	2021	1,100,019	–	9,329,605	3,049,986	3,630,000	1,421	20,733	17,131,764

Kelly Mahon Tullier Vice Chair, Chief People and Corporate Affairs Officer	2023	900,016	–	6,992,276	2,136,295	2,362,500	2,142	43,645	12,436,874
	2022	853,282	–	4,316,984	1,762,489	2,380,000	1,408	29,050	9,343,213
	2021	779,535	–	4,119,771	1,262,494	1,980,000	1,245	38,267	8,181,312

Bonus

(1)

Represents a one-time cash award of $3,000,000 for forfeited bonus payments and other incentives from Mr. Suh’s prior employer, in addition to a cash payment of $500,000 corresponding to the amount Mr. Suh was required to reimburse his prior employer for relocation and related expenses. Both cash payments were made pursuant to Mr. Suh’s offer letter.

Stock Awards

(2)

Represents restricted stock units and performance shares granted in each of fiscal years 2023, 2022, and 2021. The amounts represent the aggregate grant date fair value of the awards granted to each NEO computed in accordance with FASB ASC Topic 718, with performance shares represented at probable performance levels.

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Executive Compensation

(3)

The table and additional information below set forth the details of the stock awards to our NEOs in fiscal year 2023. Restricted stock units vest in three substantially equal annual installments beginning on the first anniversary of the date of grant. Consistent with the requirements of FASB ASC Topic 718, the value of the performance shares displayed in the table below, at their probable and maximum levels, is based on one-third of the full number of shares for which an EPS goal was established in fiscal year 2023 under the awards made on: (i) November 19, 2020, which vested on November 30, 2023, (ii) November 19, 2021, which are scheduled to vest on November 30, 2024 and (iii) November 19, 2022 and February 15, 2023, which are scheduled to vest on November 30, 2025 and February 15, 2026, respectively. The remaining portions of the awards granted in November 2021, November 2022, and February 2023 will be linked to EPS goals for subsequent fiscal years and will be reported in the Summary Compensation Table for those fiscal years. The amount for Mr. Suh consists of a one-time restricted stock unit grant in connection with his hiring, as described under the heading One-Time Compensation Arrangements for Mr. Suh. All values in the table below are grant date values, and amounts in columns marked with an asterisk are included in the “Stock Awards” column of the Summary Compensation Table.

	Components of Annual Stock Awards			Components of One-Time Stock Awards
			Additional Information			Additional Information
	Restricted Stock Units Value ($)*	Value of Performance Shares – Probable ($)*	Value of Performance Shares – at Maximum ($)	Restricted Stock Units Value ($)*	Value of Performance Shares – Probable ($)*	Value of Performance Shares – at Maximum ($)

Ryan McInerney	3,374,908	6,924,894	13,849,789	749,942	538,705	1,077,411

Alfred F. Kelly, Jr.	5,374,978	11,041,307	22,082,612	–	–	–

Chris Suh	–	–	–	11,000,043	–	–

Vasant Prabhu	2,250,079	5,220,076	10,440,152	–	–	–

Paul Fabara	1,000,035	2,025,432	4,050,865	–	1,077,411	2,154,822

Rajat Taneja	3,124,899	6,485,419	12,970,839	–	1,795,685	3,591,370

Kelly Mahon Tullier	1,800,021	3,396,570	6,793,140	–	1,795,685	3,591,370

Option Awards

(4)

Represents stock options granted in each of fiscal years 2023, 2022, and 2021. The amounts represent the aggregate grant date fair value of the awards granted to each NEO computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 – Share-based Compensation to our fiscal year 2023 audited consolidated financial statements, which are included in our Annual Report on Form 10-K. Stock options vest in three substantially equal annual installments beginning on the first anniversary of the date of grant.

The reported amounts also include the incremental fair value, computed in accordance with FASB ASC Topic 718, of the modification of outstanding stock options to remove the three-year exercise deadline following a termination of employment due to the employee’s death, Disability, or Retirement and provide that vested stock options in these situations may now be exercised until the option expiration date set forth in the individual’s stock option award agreement. The amounts reported in connection with this modification are as follows: $0 for Mr. McInerney; $1,207,548 for Mr. Kelly; $581,144 for Mr. Prabhu; $159,299 for Mr. Fabara; $691,185 for Mr. Taneja; and $336,272 for Ms. Mahon Tullier. This treatment applied to all outstanding stock options held by active employees. No additional stock options were granted as part of the modification and the exercise price of the stock options did not change in connection with the modification.

Non-Equity Incentive Plan Compensation

(5)	Amounts for fiscal year 2023 represent cash awards earned under the annual incentive plan and paid on November 15, 2023, based on performance against pre-established performance goals.

Change in Pension Value and Non-qualified Deferred Compensation Earnings

(6)

Represents the aggregate positive change in the actuarial present value of accumulated benefits under all pension plans during fiscal year 2023. There are no above market or preferential earnings on non-qualified deferred compensation.

All Other Compensation

(7)	Additional detail describing the “All Other Compensation” for fiscal year 2023 is included in the Executive Compensation – All Other Compensation in Fiscal Year 2023 Table below.

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All Other Compensation in Fiscal Year 2023 Table

The following table sets forth additional information with respect to the amounts reported in the “All Other Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2023.

	Severance ($)(1)	Car ($)(2)	Company- Provided Aircraft ($)(3)	401k Plan Match ($)(4)	Other ($)(5)	Total ($)

Ryan McInerney	–	6,928	223,014	33,000	7,000	269,942

Alfred F. Kelly, Jr.	–	–	262,722	33,000	15,000	310,722

Chris Suh	–	–	–	20,770	–	20,770

Vasant Prabhu	6,657,984	–	–	33,000	135,571	6,826,555

Paul Fabara	–	–	–	33,000	4,062	37,062

Rajat Taneja	–	–	–	33,000	2,500	35,500

Kelly Mahon Tullier	–	–	–	33,000	10,645	43,645

(1)

Represents amounts payable under the Executive Severance Plan, consisting of (i) $6,600,000, representing two times the sum of Mr. Prabhu’s base salary and target annual incentive award, and (ii) $57,984, representing the cash amount equal to the cost of continued health benefits for two years following termination of employment. Mr. Prabhu met the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of those grants will continue to vest following his termination of employment on September 30, 2023.

(2)

Represents the cost of personal use of a Company car and driver. The amount in the table is determined based on the incremental cost to Visa of the fuel related to the proportion of time the car was used for non-business trips and also includes the cost of the driver’s salary and benefits for the proportion of time the driver was used for non-business trips.

(3)

Represents the cost of personal use of company-provided aircraft for Mr. McInerney and Mr. Kelly and the incremental cost of companion travel on business-related flights. As described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Perquisites and Other Personal Benefits, Mr. McInerney and Mr. Kelly are each required to use company-provided aircraft for all business and personal travel and are required to reimburse the Company for personal use of company-provided aircraft for amounts in excess of $250,000 per fiscal year.

(4)	The maximum 401k match for calendar year 2023 was $33,000.
(5)

Includes contributions made on behalf of certain NEOs under charitable matching programs offered by Visa and Visa Foundation. The total amount of charitable contributions included in the table is $10,000 for Mr. Kelly, $8,530 for Ms. Mahon Tullier, and $2,000 for each of Mr. McInerney and Mr. Prabhu. The annual limit for these charitable matching contributions is $10,000 per calendar year. The table also includes the matching contributions Visa made on behalf of the following NEOs for fiscal year 2023 pursuant to its PAC Charitable Matching Program in the amounts of $5,000 for each of Mr. McInerney and Mr. Kelly, $4,230 for Mr. Prabhu, $4,062 for Mr. Fabara, $2,500 for Mr. Taneja, and $2,115 for Ms. Mahon Tullier. The annual limit for these contributions is $5,000 per calendar year. For Mr. Prabhu, the amount includes accrued PTO in the amount of $129,341 payable upon termination of employment.

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Executive Compensation

Grants of Plan-Based Awards in Fiscal Year 2023 Table

The following table provides information about non-equity incentive awards and long-term equity-based incentive awards granted during fiscal year 2023 to each of our NEOs. Cash awards are made pursuant to the VIP and equity awards are made pursuant to the 2007 Equity Incentive Compensation Plan. There can be no assurance that the grant date fair value of the equity awards will be realized by our NEOs.

Name	Award Type(1)	Grant Date		Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			All Other Stock Awards: Number of Shares or Stock/ Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)(5)	Exercise or Base Price of Option Awards ($/ Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
					Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ryan McInerney	VIP				3,500,000	7,000,000
	PS	11/19/22	(7)	11/2/22			5,160	10,319	20,638				2,020,460	(11)
	PS	11/19/22	(8)	11/2/22			5,539	11,077	22,154				2,501,408	(11)
	PS	11/19/22	(9)	11/2/22			5,337	10,673	21,346				2,403,026	(11)
	PS	2/15/23	(10)	1/30/23			1,092	2,184	4,368				538,705	(11)
	RSU	11/19/22		11/2/22						16,010			3,374,908
	RSU	2/15/23		1/30/23						3,276			749,942
	Option	11/19/22		11/2/22							58,910	210.80	3,375,007
	Option	2/15/23		1/30/23							12,763	228.92	750,001

Alfred F. Kelly, Jr.	VIP				3,375,000	6,750,000
	PS	11/19/22	(7)	11/2/22			8,231	16,461	32,922				3,223,064	(11)
	PS	11/19/22	(8)	11/2/22			8,837	17,674	35,348				3,991,143	(11)
	PS	11/19/22	(9)	11/2/22			8,499	16,998	33,996				3,827,100	(11)
	RSU	11/19/22		11/2/22						25,498			5,374,978
	Option	1/23/23		1/23/23							77,904	80.82	3,241	(12)
	Option	1/23/23		1/23/23							123,728	109.82	33,518	(12)
	Option	1/23/23		1/23/23							166,589	134.76	125,208	(12)
	Option	1/23/23		1/23/23							155,871	182.77	267,677	(12)
	Option	1/23/23		1/23/23							129,707	207.57	303,246	(12)
	Option	1/23/23		1/23/23							123,387	200.86	280,109	(12)
	Option	11/19/22		11/2/22							93,819	210.80	5,374,975

	Option	1/23/23		1/23/23							93,819	210.80	194,549	(12)

Chris Suh	VIP				358,151	716,302
	RSU	8/15/23		6/7/23						45,866			11,000,043

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Name	Award Type(1)	Grant Date		Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			All Other Stock Awards: Number of Shares or Stock/ Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)(5)	Exercise or Base Price of Option Awards ($/ Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
					Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Vasant Prabhu	VIP				2,200,000	4,400,000
	PS	11/19/22	(7)	11/2/22			4,216	8,431	16,862				1,650,790	(11)
	PS	11/19/22	(8)	11/2/22			4,356	8,712	17,424				1,967,344	(11)
	PS	11/19/22	(9)	11/2/22			3,558	7,115	14,230				1,601,942	(11)
	RSU	11/19/22		11/2/22						10,674			2,250,079
	Option	1/23/23		1/23/23							99,852	80.82	4,154	(12)
	Option	1/23/23		1/23/23							111,844	109.82	30,299	(12)
	Option	1/23/23		1/23/23							62,773	134.76	47,180	(12)
	Option	1/23/23		1/23/23							72,597	182.77	124,671	(12)
	Option	1/23/23		1/23/23							66,435	207.57	155,321	(12)
	Option	1/23/23		1/23/23							60,824	200.86	138,080	(12)
	Option	11/19/22		11/2/22							39,273	210.80	2,249,986

	Option	1/23/23		1/23/23							39,273	210.80	81,439	(12)

Paul Fabara	VIP				1,200,000	2,400,000
	PS	11/19/22	(7)	11/2/22			1,536	3,072	6,144				601,498	(11)
	PS	11/19/22	(8)	11/2/22			1,577	3,153	6,306				712,010	(11)
	PS	11/19/22	(9)	11/2/22			1,581	3,162	6,324				711,924	(11)
	PS	2/15/23	(10)	1/5/23			2,184	4,368	8,736				1,077,411	(11)
	RSU	11/19/22		11/2/22						4,744			1,000,035
	Option	1/23/23		1/23/23							9,749	178.75	6,497	(12)
	Option	1/23/23		1/23/23							74,744	178.75	49,809	(12)
	Option	1/23/23		1/23/23							26,690	182.77	19,147	(12)
	Option	1/23/23		1/23/23							24,201	207.57	28,262	(12)
	Option	1/23/23		1/23/23							22,013	200.86	28,153	(12)
	Option	11/19/22		11/2/22							17,455	210.80	1,000,013

	Option	1/23/23		1/23/23							17,455	210.80	27,431	(12)

Rajat Taneja	VIP				2,400,000	4,800,000
	PS	11/19/22	(7)	11/2/2			4,898	9,796	19,592				1,918,057	(11)
	PS	11/19/22	(8)	11/2/22			5,186	10,372	20,744				2,342,205	(11)
	PS	11/19/22	(9)	11/2/22			4,942	9,883	19,766				2,225,157	(11)
	PS	2/15/23	(10)	1/30/23			3,640	7,280	14,560				1,795,685	(11)
	RSU	11/19/22		11/2/22						14,824			3,124,899
	Option	1/23/23		1/23/23							111,546	80.82	4,640	(12)
	Option	1/23/23		1/23/23							118,835	109.82	32,192	(12)
	Option	1/23/23		1/23/23							66,153	134.76	49,721	(12)
	Option	1/23/23		1/23/23							85,409	182.77	146,673	(12)
	Option	1/23/23		1/23/23							77,191	207.57	180,467	(12)
	Option	1/23/23		1/23/23							72,410	200.86	164,382	(12)
	Option	11/19/22		11/2/22							54,546	210.80	3,124,989

	Option	1/23/23		1/23/23							54,546	210.80	113,110	(12)

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Name	Award Type(1)	Grant Date		Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Equity Incentive Plan Awards(3)(4)			All Other Stock Awards: Number of Shares or Stock/ Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)(5)	Exercise or Base Price of Option Awards ($/ Share)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
					Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Kelly Mahon Tullier	VIP				1,575,000	3,150,000
	PS	11/19/22	(7)	11/2/22			2,028	4,055	8,110				793,969	(11)
	PS	11/19/22	(8)	11/2/22			2,925	5,850	11,700				1,321,047	(11)
	PS	11/19/22	(9)	11/2/22			2,846	5,692	11,384				1,281,554	(11)
	PS	2/15/23	(10)	1/30/23			3,640	7,280	14,560				1,795,685	(11)
	RSU	11/19/22		11/2/22						8,539			1,800,021
	Option	1/23/23		1/23/23							55,413	80.82	2,305	(12)
	Option	1/23/23		1/23/23							55,922	109.82	15,149	(12)
	Option	1/23/23		1/23/23							36,698	134.76	27,582	(12)
	Option	1/23/23		1/23/23							34,164	182.77	58,670	(12)
	Option	1/23/23		1/23/23							31,952	207.57	74,702	(12)
	Option	1/23/23		1/23/23							40,839	200.86	92,711	(12)
	Option	11/19/22		11/2/22							31,419	210.80	1,800,023

	Option	1/23/23		1/23/23							31,419	210.80	65,153	(12)

(1)

“VIP” refers to cash awards made pursuant to the Visa Inc. Incentive Plan; “PS,” “RSU,” and “Option” refer to performance shares, restricted stock units, and stock options, respectively, granted under our 2007 Equity Incentive Compensation Plan.

(2)

Represents the range of possible cash awards under the VIP. Actual awards are dependent on actual results measured against pre-established performance goals, as described under Compensation Discussion and Analysis – Fiscal Year 2023 Compensation – Annual Incentive Plan. There is no threshold level of performance for the VIP in fiscal year 2023. The amounts shown in the “maximum” column are 200% of the target amount, which is the maximum possible award. The actual amounts awarded to our NEOs under the annual incentive plan for fiscal year 2023 are included in the “Non-Equity Incentive Plan Compensation” column of the Executive Compensation – Summary Compensation Table for Fiscal Year 2023.

(3)	Represents the range of possible awards of performance shares granted in fiscal year 2023. Awards are capped at the maximum of 200% and can be as low as zero.
(4)

Equity awards made pursuant to the 2007 Equity Incentive Compensation Plan will vest according to their terms, but may be subject to earlier vesting in full or in part or continued vesting in the event of a termination of a grantee’s employment due to the grantee’s death, “disability,” “retirement,” termination without “cause,” or a termination following a “change of control” of a grantee’s employment by us without “cause” or by the grantee for “good reason.” The terms disability, retirement, change of control, cause, and good reason are all defined in the applicable award agreement or the 2007 Equity Incentive Compensation Plan.

(5)

The exercise price of these stock options was the fair market value of our Class A common stock on the date of grant. For stock options modified on January 23, 2023, as described in footnote 12, the original exercise price is presented. The original grant date and corresponding exercise price for each such stock option is as follows: 11/19/2016 for $80.82, 11/19/2017 for $109.82, 11/19/2018 for $134.76, 10/15/2019 for $178.75, 11/19/2019 for $182.77, 11/19/2020 for $207.57, 11/19/2021 for $200.86, and 11/19/2022 for $210.80.

(6)

Amounts are not an actual dollar amount received by our NEOs in fiscal year 2023, but instead represent the aggregate grant date fair value of the equity awards calculated in accordance with FASB ASC Topic 718. The aggregate grant date fair value calculation for the performance shares is discussed in more detail in footnote 11 below.

(7)

Consistent with the requirements of FASB ASC Topic 718, the amount represents the third of three portions of the performance share award made on November 19, 2020 for which the grant date fair value was established on November 19, 2022. The shares earned from this award vested on November 30, 2023.

(8)

Consistent with the requirements of FASB ASC Topic 718, the amount represents the second third of the performance share award made on November 19, 2021 for which the grant date fair value was established on November 19, 2022. The shares earned from this award are scheduled to vest on November 30, 2024.

(9)

Consistent with the requirements of FASB ASC Topic 718, the amount represents the first third of the performance share award made on November 19, 2022 for which the grant date fair value was established on November 19, 2022. The shares earned from this award are scheduled to vest on November 30, 2025.

(10)

Consistent with the requirements of FASB ASC Topic 718, the amount represents the first third of the performance share award made on February 15, 2023 for which the grant date fair value was established on February 15, 2023. The shares earned from these awards are scheduled to vest on February 15, 2026.

(11)	Represents the value of performance shares based on the probable outcome as of the date of grant determined in accordance with FASB ASC Topic 718 using a Monte Carlo simulation.
(12)

The reported amount represents the incremental fair value, computed in accordance with FASB ASC Topic 718, of the modification of outstanding stock options to remove the three-year exercise deadline following a termination of employment due to death, Disability, or Retirement and provide that vested stock options in these situations may now be exercised until the option expiration date set forth in the individual’s stock option award agreement. This treatment applied to all outstanding stock options held by active employees. No additional stock options were granted as part of the modification and the exercise price of the stock options did not change in connection with the modification.

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Outstanding Equity Awards at 2023 Fiscal Year-End Table

The following table presents information with respect to equity awards made to each of our NEOs that were outstanding on September 30, 2023.

			Option Awards				Stock Awards
Name	Award Type(1)	Grant Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Ryan McInerney	PS	Various(7)							131,928	30,344,759
	RSU	2/15/2023					3,276	753,513
	RSU	11/19/2022					16,010	3,682,460
	RSU	11/19/2021					11,078	2,548,051
	RSU	11/19/2020					5,159	1,186,622
	Option	2/15/2023	–	12,763	228.92	2/15/2033
	Option	11/19/2022	–	58,910	210.80	11/19/2032
	Option	11/19/2021	25,778	51,556	200.86	11/19/2031
	Option	11/19/2020	54,202	27,102	207.57	11/19/2030
	Option	11/19/2019	89,679	–	182.77	11/19/2029
	Option	11/19/2018	70,499	–	134.76	11/19/2028
	Option	11/19/2017	125,825	–	109.82	11/19/2027
	Option	11/19/2016	103,450	–	80.82	11/19/2026
	Option	11/19/2015	57,100	–	80.15	11/19/2025

Alfred F. Kelly, Jr.	PS	Various(7)							203,454	46,796,455
	RSU	11/19/2022					25,498	5,864,795
	RSU	11/19/2021					17,674	4,065,197
	RSU	11/19/2020					8,230	1,892,982
	Option	11/19/2022	–	93,819	210.86	11/19/2032
	Option	11/19/2021	41,129	82,258	200.86	11/19/2031
	Option	11/19/2020	86,471	43,236	207.57	11/19/2030
	Option	11/19/2019	155,871	–	182.77	11/19/2029
	Option	11/19/2018	166,589	–	134.76	11/19/2028
	Option	11/19/2017	100,728	–	109.82	11/19/2027
	Option	11/19/2016	52,904	–	80.82	11/19/2026

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Executive Compensation

			Option Awards				Stock Awards
Name	Award Type(1)	Grant Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Chris Suh

	RSU	8/15/2023					45,866	10,549,639

Vasant Prabhu	PS	Various(7)							99,664	22,923,717
	RSU	11/19/2022					10,674	2,455,127
	RSU	11/19/2021					8,713	2,004,077
	RSU	11/19/2020					4,216	969,722
	Option	11/19/2022	–	39,273	210.80	11/19/2032
	Option	11/19/2021	20,274	40,550	200.86	11/19/2031
	Option	11/19/2020	44,290	22,145	207.57	11/19/2030
	Option	11/19/2019	72,597	–	182.77	11/19/2029
	Option	11/19/2018	62,773	–	134.76	11/19/2028
	Option	11/19/2017	111,844	–	109.82	11/19/2027
	Option	11/19/2016	59,852	–	80.82	11/19/2026

Paul Fabara	PS	Various(7)							46,100	10,603,461
	RSU	11/19/2022					4,744	1,091,167
	RSU	11/19/2021					3,154	725,452
	RSU	11/19/2020					1,536	353,295
	Option	11/19/2022	–	17,455	210.80	11/19/2032
	Option	11/19/2021	7,337	14,676	200.86	11/19/2031
	Option	11/19/2020	16,134	8,067	207.57	11/19/2030
	Option	11/19/2019	26,690	–	182.77	11/19/2029
	Option	10/15/2019	74,744	–	178.75	10/15/2029
	Option	10/15/2019	9,749	–	178.75	10/15/2029

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			Option Awards				Stock Awards
Name	Award Type(1)	Grant Date(2)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Rajat Taneja	PS	Various(7)							134,590	30,957,046
	RSU	11/19/2022					14,824	3,409,668
	RSU	11/19/2021					10,372	2,385,664
	RSU	11/19/2020					4,898	1,126,589
	Option	11/19/2022	–	54,546	210.80	11/19/2032
	Option	11/19/2021	24,136	48,274	200.86	11/19/2031
	Option	11/19/2020	51,460	25,731	207.57	11/19/2030
	Option	11/19/2019	85,409	–	182.77	11/19/2029
	Option	11/19/2018	66,153	–	134.76	11/19/2028
	Option	11/19/2017	118,835	–	109.82	11/19/2027
	Option	11/19/2016	70,746	–	80.82	11/19/2026

Kelly Mahon Tullier	PS	Various(7)							73,674	16,945,757
	RSU	11/19/2022					8,539	1,964,055
	RSU	11/19/2021					5,850	1,345,559
	RSU	11/19/2020					2,028	466,460
	Option	11/19/2022	–	31,419	210.80	11/19/2032
	Option	11/19/2021	13,613	27,226	200.86	11/19/2031
	Option	11/19/2020	21,301	10,651	207.57	11/19/2030
	Option	11/19/2019	34,164	–	182.77	11/19/2029
	Option	11/19/2018	36,698	–	134.76	11/19/2028
	Option	11/19/2017	55,922	–	109.82	11/19/2027
	Option	11/19/2016	27,707	–	80.82	11/19/2026

(1)	“PS,” “RSU,” and “Option” refer to performance shares, restricted stock units, and stock options, respectively, granted under our 2007 Equity Incentive Compensation Plan.
(2)

The grant date presented for each stock option award represents the original grant date, without regard for the January 23, 2023 modification of outstanding stock options to remove the three-year exercise deadline following a termination of employment due to death, Disability, or Retirement.

(3)	Stock options vest in three substantially equal annual installments beginning on the first anniversary of the date of grant and expire ten years from the date of grant.
(4)	Restricted stock units vest annually in three substantially equal installments beginning on the first anniversary of the date of grant.
(5)	The value shown is based on the September 29, 2023 per share closing price of our Class A common stock of $230.01. September 29, 2023 was the last trading day of our fiscal year 2023.
(6)

Represents unearned shares under the performance share awards made on November 19, 2020, November 19, 2021, November 19, 2022, and February 15, 2023. Based on guidance provided by the SEC, for purposes of reporting awards in the body of the Outstanding Equity Awards at 2023 Fiscal Year-End table, the number of shares for each award has been presented based on the next higher performance measure that exceeds actual performance as of fiscal year 2023 year end. The amounts shown for the performance shares awarded on November 19, 2020 include the full award for which the performance period ended on September 30, 2023. Following the fiscal year-end, the actual shares earned from this award were determined to be 186.8% of target. The amounts shown for the performance shares awarded on November 19, 2021 include only shares equal to the two-thirds of the award for which an EPS target has been established. The amounts shown for the performance shares awarded on November 19, 2022 and February 15, 2023 include only shares equal to the one-third of the award for which an EPS target has been established. The table below provides additional detail.

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Executive Compensation

(7)

The following table provides additional information as to the number of shares reported for performance shares as of September 30, 2023 in the Executive Compensation – Outstanding Equity Awards at 2023 Fiscal Year-End Table.

	Date when the Number of Performance Shares was Established	Date when Conditions for Grant were Established					Vest Date
		Fiscal Year 2021	Fiscal Year 2022	Fiscal Year 2023	To be Established in Fiscal Year 2024	To be Established in Fiscal Year 2025

Ryan McInerney	11/19/2020(a)	20,634	20,634	20,638			11/30/2023
	11/19/2021(b)		22,154	22,154	22,156		11/30/2024
	11/19/2022(b)			21,346	21,346	21,350	11/30/2025
	2/15/2023(b)			4,368	4,368	4,370	2/15/2026
	Total	131,928

Alfred F. Kelly, Jr.	11/19/2020(a)	32,920	32,920	32,922			11/30/2023
	11/19/2021(b)		35,348	35,348	35,348		11/30/2024
	11/19/2022(b)			33,996	33,996	34,000	11/30/2025
	Total	203,454

Vasant Prabhu	11/19/2020(a)	16,862	16,862	16,862			11/30/2023
	11/19/2021(b)		17,424	17,424	17,428		11/30/2024
	11/19/2022(b)			14,230	14,230	14,234	11/30/2025
	Total	99,664

Paul Fabara	11/19/2020(a)	6,142	6,142	6,144			11/30/2023
	11/19/2021(b)		6,306	6,306	6,306		11/30/2024
	11/19/2022(b)			6,324	6,324	6,328	11/30/2025
	2/15/2023(b)			8,736	8,736	8,738	2/15/2026
		46,100

Rajat Taneja	11/19/2020(a)	19,592	19,592	19,592			11/30/2023
	11/19/2021(b)		20,744	20,744	20,744		11/30/2024
	11/19/2022(b)			19,766	19,766	19,766	11/30/2025
	2/15/2023(b)			14,560	14,560	14,564	2/15/2026
	Total	134,590

Kelly Mahon Tullier	11/19/2020(a)	8,110	8,110	8,110			11/30/2023
	11/19/2021(b)		11,700	11,700	11,700		11/30/2024
	11/19/2022(b)			11,384	11,384	11,388	11/30/2025
	2/15/2023(b)			14,560	14,560	14,564	2/15/2026
	Total	73,674

(a)	Displayed at maximum possible award (200% of target); following the completion of the performance period, the final result was determined to be 186.8% of target.
(b)	Displayed at the maximum number of performance shares subject to the award (200% of target).

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Option Exercises and Stock Vested Table for Fiscal Year 2023

The following table provides additional information about the value realized by our NEOs on stock option award exercises, restricted stock units vesting, and performance shares vesting during the fiscal year ended September 30, 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Ryan McInerney	98,947	15,742,832	48,030	10,326,503

Alfred F. Kelly, Jr.	48,000	6,205,048	81,954	17,626,612

Chris Suh	–	–	–	–

Vasant Prabhu	93,343	14,812,126	38,793	8,340,910

Paul Fabara	–	–	14,223	3,058,262

Rajat Taneja	112,521	19,163,112	45,639	9,812,870

Kelly Mahon Tullier	27,706	4,203,859	19,174	4,118,747

(1)	Amounts reflect the aggregate market value of Class A common stock on the day on which the restricted stock units or performance shares vested.

Pension Benefits Table for Fiscal Year 2023

The following table shows the present value of accumulated benefits payable to our NEOs and the number of years of service credited to each executive under the Visa Retirement Plan and the Visa Excess Retirement Benefit Plan. The value of the benefits is determined using interest rate and mortality rate assumptions consistent with those used in the Company’s fiscal year 2023 audited consolidated financial statements.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Ryan McInerney	Visa Retirement Plan	2.5	105,791	–
	Visa Excess Retirement Benefit Plan	2.5	–	–

Vasant Prabhu	Visa Retirement Plan	0.8	38,818	–

Rajat Taneja	Visa Retirement Plan	2.1	56,337	–
	Visa Excess Retirement Benefit Plan	2.1	–	–

Kelly Mahon Tullier	Visa Retirement Plan	1.5	49,343	–
	Visa Excess Retirement Benefit Plan	1.5	–	–

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Executive Compensation

Employer credits under the Visa Retirement Plan were discontinued effective December 31, 2015. Benefit accruals under the Visa Excess Retirement Benefit Plan were discontinued effective February 1, 2014. Each of the NEOs except Mr. Kelly, Mr. Suh, and Mr. Fabara is fully vested under the Visa Retirement Plan. Mr. Kelly, Mr. Suh, and Mr. Fabara are not eligible participants in the Visa Retirement Plan or the Visa Excess Retirement Benefit Plan.

Visa Retirement Plan and Visa Excess Retirement Benefit Plan

Under the Visa Retirement Plan, certain U.S.-based employees, including our NEOs, other than Mr. Kelly, Mr. Fabara, and Mr. Suh, generally earn the right to receive certain benefits:

•	upon retirement at the normal retirement age of 65;

•	upon early retirement at or after age 55 (or at or after age 50 if hired prior to October 1, 2002) and having completed at least ten years of service with us; or

•	upon an earlier termination of employment, but solely if the employee is vested at that time.

Prior to January 1, 2011, retirement benefits were calculated as the product of 1.25% times the employee’s years of service multiplied by the employee’s monthly final average earnings for the last 60 consecutive months before retirement (or, for employees hired prior to October 1, 2002, the product of 46.25% times the employee’s years of service divided by 25 years, multiplied by the employee’s monthly final average earnings for the 36 highest consecutive months in the last 60 months before retirement). Eligible earnings include salary, overtime, shift differentials, special and merit awards, and short-term cash incentive awards.

If an employee retires early, that is, between the ages of 55 and 64 (or between the ages of 50 and 61 if hired prior to October 1, 2002), and has completed at least ten years of service with the Company, the amount of that employee’s benefits is reduced for each complete year that the employee begins receiving early retirement benefits before the age of 65 (or before the age of 62 if hired prior to October 1, 2002). If an employee retires prior to becoming eligible for early or normal retirement, the amount of his or her benefits is actuarially reduced and is generally not as large as if the employee had continued employment until his or her early or normal retirement date.

The Visa Retirement Plan began transitioning to cash balance benefits effective January 1, 2008 and completed the transition effective January 1, 2011. The change to a cash balance benefit formula took effect immediately for employees hired or rehired after December 31, 2007. However, for employees hired before January 1, 2008 (and not rehired thereafter), the applicable Visa Retirement Plan benefit formula described above was grandfathered for a three-year period, and grandfathered employees continued to accrue benefits under that benefit formula. Their accrued benefits at December 31, 2010 (the last day of the grandfathered period) or the date they terminated employment, if earlier, were preserved. Because we completed the conversion to a cash balance plan formula beginning on January 1, 2011, all benefit accruals from that date until December 31, 2015 were under the cash balance benefit formula.

Prior to January 1, 2016, under the cash balance plan formula, 6% of an employee’s eligible monthly pay was credited each month to the employee’s notional cash balance account, along with interest each month on the account balance at an annualized rate equal to the 30-year U.S. Treasury Bond average annual interest rate for November of the previous calendar year. The employer-provided credits described above ceased after December 31, 2015 and the Visa Retirement Plan had no new participants after that date. Interest credits continue to be provided on balances existing at the time of this freeze. Accrued benefits under the Visa Retirement Plan become fully vested and nonforfeitable after three years of service.

Prior to February 1, 2014, we also provided for benefit accruals under an excess retirement benefit plan. To the extent that an employee’s annual retirement income benefit under the Visa Retirement Plan exceeds the limitations imposed by the Internal Revenue Code, such excess benefit is paid from our non-qualified, unfunded, noncontributory Visa Excess Retirement Benefit Plan. The vesting provisions of, and formula used to calculate the benefit payable pursuant to, the Visa Excess Retirement Benefit Plan are generally the same as those of the Visa Retirement Plan described above, except that benefits are calculated without regard to the Internal Revenue Code tax-qualified plan limits and then offset for benefits paid under the qualified plan. Effective February 1, 2014, we discontinued benefit accruals under the Visa Excess Retirement Benefit Plan.

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Non-qualified Deferred Compensation for Fiscal Year 2023

Visa Deferred Compensation Plan

Under the terms of the Visa Deferred Compensation Plan, eligible participants are able to defer up to 100% of their cash incentive awards if they submit a qualified deferral election. Benefits under the Visa Deferred Compensation Plan will be paid based on one of the following three distribution dates or events previously elected by the participant: (i) immediately upon, or up to five years following, retirement; (ii) immediately upon, or in the January following, termination; or (iii) if specifically elected by the participant, in January in a specified year while actively employed. However, upon a showing of financial hardship and receipt of approval from the plan administrator, a plan participant may be allowed to access funds in his or her deferred compensation account earlier than his or her existing distribution election(s). Benefits can be received either as a lump sum payment or in annual installments, except in the case of pre-retirement termination, in which case the participant must receive the benefit in a lump sum. Participants are always fully vested in their deferrals under the Visa Deferred Compensation Plan. Upon termination of the Visa Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the Visa Deferred Compensation Plan will be paid immediately in a lump sum.

Visa Directors Deferred Compensation

Under the terms of the Visa Directors Deferred Compensation Plan, non-employee directors are able to defer up to 100% of their fees payable in cash if they submit a qualified deferral election. Unless a participant’s separation from service constitutes his or her “retirement,” the participant’s benefits under the Visa Directors Deferred Compensation Plan will be paid in a lump sum in cash, as previously elected by the participant, either (i) within 90 days following the date of the separation from service, or (ii) on the next January 1 following the separation from service. Participants are always fully vested in their deferrals under the Visa Directors Deferred Compensation Plan. Upon termination of the Visa Director Deferred Compensation Plan within 12 months of a “change of control,” participants’ benefits under the Visa Director Deferred Compensation Plan will be paid immediately in a lump sum. Further, under the terms of the restricted stock unit award agreements applicable to directors, provided they submit a qualified deferral election, directors are eligible to defer settlement of the restricted stock units they receive for service on the Board until the later of (i) the first anniversary of the grant date or (ii) a date or dates during their service or following their separation from service, subject to earlier settlement upon the participant’s death or following a change in control.

Visa 401k Plan and Visa Excess 401k Plan

The Visa 401k Plan is a tax-qualified 401(k) retirement savings plan pursuant to which all of our U.S.-based employees, including our NEOs, are able to contribute up to 50%, or 13% for highly compensated employees, of their salary up to the limit prescribed by the Internal Revenue Code to the Visa 401k Plan on a pre-tax basis. Employees also have the option of contributing on an after-tax basis up to 50%, or 13% for highly compensated employees, of salary or a combination of pre-tax and after-tax contributions that do not exceed 50%, or 13% for highly compensated employees, of salary. All contributions are subject to the Internal Revenue Code limits. If an employee reaches the statutory pre-tax contribution limit during the calendar year, an employee may continue to make contributions to the Visa 401k Plan on an after-tax basis, subject to any applicable statutory limits.

During fiscal year 2023, we contributed a matching amount equal to 200% of the first 5% of salary that was contributed by all plan participants, including NEOs, to the Visa 401k Plan. All employee and matching contributions to the Visa 401k Plan are fully vested upon contribution.

Prior to February 1, 2014, we also provided for a contribution in an excess 401k plan. Because the Internal Revenue Code limits the maximum amount a company and an employee can contribute to an employee’s 401(k) plan account each year, we continued to provide the matching contribution, after the applicable Internal Revenue Code limits are reached, to the Visa Excess 401k Plan, which is a non-qualified noncontributory retirement savings plan. Employees are eligible to participate in the Visa Excess 401k Plan if their salaries are greater than the Internal Revenue Code pay cap or if the total of their contributions and our matching contributions to the Visa 401k Plan exceed the Internal Revenue Code benefit limit. The features of the Visa Excess 401k Plan are generally the same as under the Visa 401k Plan, except that benefits cannot be rolled over to an IRA or another employer’s qualified plan. Effective February 1, 2014, we discontinued any future contributions to the Visa Excess 401k Plan.

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Executive Compensation

The following table provides information about each of our NEO’s contributions, earnings, distributions, and balances under the Visa Deferred Compensation Plan, the Visa Excess 401k Plan, the Director Deferred Compensation Plan, and amounts deferred under the 2007 Equity Incentive Compensation Plan in fiscal year 2023.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)(1)		Aggregate Earnings in Last Fiscal Year ($)(2)		Aggregate Withdrawals/ Distributions ($)(3)	Aggregate Balance at Last Fiscal Year-End ($)(4)

Ryan McInerney	Excess 401k Plan	–		3,480		–	24,696
	Deferred Compensation Plan	–		–		–	–

Alfred F. Kelly, Jr.	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	1,240,000	(1)	1,075,665		–	6,708,446
	2007 Equity Incentive Compensation Plan	–		126,893	(5)	231,753	339,265
	Director Deferred Compensation Plan	–		4,641		59,548	93,161

Chris Suh	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	–		–		–	–

Vasant Prabhu	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	–		–		–	–

Paul Fabara	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	270,000		18,229		–	572,852

Rajat Taneja	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	–		1,090,424		6,039,541	3,944,505

Kelly Mahon Tullier	Excess 401k Plan	–		–		–	–
	Deferred Compensation Plan	2,261,000	(1)	855,913		–	7,246,310

(1)	These amounts were previously reported in the Summary Compensation Table for fiscal year 2022.
(2)	The aggregate earnings were not included in the Summary Compensation Table for fiscal year 2023 as they do not represent above-market or preferential earnings.
(3)

Amounts in this column for Mr. Kelly that correspond to the 2007 Equity Incentive Compensation Plan include the value of shares delivered upon settlement of restricted stock units that Mr. Kelly received for his service as a non-employee director of the Company and include the value of dividend equivalents paid quarterly on the deferred restricted stock units. The restricted stock units were fully vested, but settlement was deferred until January 15, 2023. Such amounts reflect the aggregate market value of Class A common stock on January 15, 2023, the day on which the shares subject to the restricted stock units were delivered. Amounts in this column for Mr. Kelly that correspond to the Director Deferred Compensation Plan include deferred director fees paid in cash. Amounts in this column for Mr. Taneja correspond to cash incentive compensation deferrals under the Deferred Compensation Plan.

(4)

Amounts in this column reflect values reported in the Summary Compensation Table when earned if that officer’s compensation was required to be disclosed in a previous year as follows: Mr. Kelly: $4,261,875; Mr. McInerney: $10,951; Mr. Taneja: $4,068,180; and Ms. Mahon Tullier: $1,881,000. This column also includes the value of restricted stock units Mr. Kelly was granted on November 19, 2014 and November 19, 2015 for his service as a non-employee director of the Company, as disclosed in the proxy statements filed with the SEC on December 11, 2015 and December 8, 2016, respectively, under Compensation of Non-Employee Directors – Equity Compensation. The restricted stock units are fully vested, but settlement of the shares has been deferred. The shares subject to the award granted on November 19, 2014 are scheduled to be settled in five annual installments, and the fourth of such five installments occurred on January 15, 2023. The shares subject to the award granted on November 19, 2015 are scheduled to be settled in five annual installments, and the third of such five installments occurred January 15, 2023. The reported value is based on the September 29, 2023 per share closing price of our Class A common stock of $230.01.

(5)

Represents the change in market value of the shares of our Class A common stock underlying the deferred restricted stock units held by Mr. Kelly as of September 30, 2023, calculated as the difference between (a) the per share closing price of our Class A common stock on September 30, 2022 and (b) the per share closing price of our Class A common stock on September 30, 2023. Also represents the change in market value of the shares of our Class A common stock that settled on January 15, 2023, calculated as the difference between (c) the per share closing price of our Class A common stock on September 30, 2022 and (d) the per share closing price of our Class A common stock on January 15, 2023. Includes additional earnings in the form of dividend equivalents, which are paid quarterly on deferred restricted stock units.

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Executive Compensation

The following table shows the funds available under the Visa Deferred Compensation Plan, the Visa Director Deferred Compensation Plan, and the Excess 401k Plan and their annual rate of return for fiscal year 2023, as reported by the administrator of the plans.

Name of Fund	Rate of Return (%)

DFA U.S. Small Cap Portfolio Institutional Class	13.96%

Dodge & Cox Income – Class I(1)(2)	3.11%

Dodge & Cox Income – Class X(2)	3.18%

Dodge & Cox International Stock – Class I(3)	26.75%

Dodge & Cox International Stock – Class X(3)	26.87%

Fidelity Balanced Fund – Class K	16.40%

PIMCO Total Return Fund – Institutional Class(4)	1.17%

Fidelity 500 Index Fund – Institutional Premium Class	21.61%

T. Rowe Price Institutional Large Cap Growth Fund	27.73%

Vanguard Extended Market Index Fund – Institutional Plus Shares	14.50%

Vanguard Federal Money Market Fund	4.61%

Vanguard Total Bond Market Index Fund – Institutional Shares	0.74%

Vanguard Total Stock Market Index Fund – Institutional Shares	20.38%

Vanguard Total International Stock Index Fund – Institutional Plus Shares	20.51%

Vanguard Value Index Fund – Institutional Shares	14.84%

(1)	This fund is not available under the Visa Deferred Compensation Plan or the Director Deferred Compensation Plan.
(2)

Effective July 3, 2023, Dodge & Cox Income – Class I was replaced by Dodge & Cox Income – Class X and at that time was added as an investment offering in the Visa Deferred Compensation Plan and the Director Deferred Compensation Plan.

(3)	Effective July 3, 2023, Dodge & Cox International Stock – Class I was replaced by Dodge & Cox International Stock – Class X.
(4)	This fund is not available under the Visa Excess 401k Plan. This fund was discontinued as an investment offering effective July 3, 2023.

Employment Arrangements and Potential Payments upon Termination or Change of Control

The following discussion relates only to the offer letters with our NEOs under which we still have outstanding obligations as of fiscal year 2023. We do not have fixed-term employment agreements with our NEOs.

Offer Letter with Chris Suh

On June 16, 2023, we entered into an offer letter agreement with Chris Suh under which he joined Visa as Executive Vice President, Chief Financial Officer Designate on July 10, 2023, and was appointed Executive Vice President, Chief Financial Officer effective August 1, 2023. The offer letter was the result of negotiations with the Company, during which the Compensation Committee consulted with Meridian, its independent compensation consultant. In connection with the negotiation of the offer letter, the Compensation Committee also reviewed relevant market data, the compensation levels of our other executive officers, and the terms of Mr. Suh’s compensation arrangements with his previous employer, including the value he would forfeit with, or be required to repay to, such employer by agreeing to join Visa.

The offer letter provided that Mr. Suh will receive a base salary of $900,000 and that he would be eligible to participate in the Visa Incentive Plan, with a target annual incentive opportunity of 175% of his base salary and a maximum annual incentive opportunity of 350% of his base salary, pro-rated to reflect the portion of fiscal year 2023 he was employed with Visa. On August 15, 2023, as required under the terms of his offer letter, Mr. Suh received a one-time award of $11,000,000 in restricted stock units. $10,200,000 of the award was to compensate Mr. Suh for unvested equity and other incentives he forfeited when he departed his prior employer, and $800,000 of the award was as an additional incentive. One-third of the restricted stock units subject to this one-time equity award is scheduled to vest on each of the first, second, and third anniversaries of the date of grant, assuming Mr. Suh’s continued employment by Visa through each vesting date.

2024 Proxy Statement	87

Executive Compensation

In addition, as required under the terms of his offer letter, Mr. Suh received a one-time cash award of $3,000,000 upon joining Visa, to compensate Mr. Suh for forfeited bonus payments and other incentives from his prior employer. $1,300,000 of this one-time cash award was in recognition of Mr. Suh’s obligation to reimburse a portion of the sign-on bonus he received from his prior employer. Mr. Suh is required to repay a pro-rata portion of this one-time cash award if he terminates his employment other than for Good Reason (as defined in Mr. Suh’s One-Time Cash Award Agreement attached to this offer letter) or if his employment is terminated for Cause (as defined in Visa’s Executive Severance Plan) within 12 months of his start date with Visa. In addition, Mr. Suh received a $500,000 cash payment corresponding to the amount he was required to reimburse his prior employer for relocation and related expenses. Pursuant to the terms of his offer letter, Mr. Suh is also eligible to participate in the Visa Inc. Executive Severance Plan, the terms of which are discussed below.

Pursuant to the terms of the offer letter, the recommended award value was $9,000,000 for Mr. Suh’s annual equity award granted November 19, 2023. As described under the heading Compensation Discussion and Analysis – Fiscal Year 2024 Compensation, this award consisted of the typical mix for annual equity awards to our NEOs, with 25% of the total value in stock options, 25% in restricted stock units, and 50% in performance shares at the target value.

Executive Severance Plan

We believe it is appropriate to provide severance pay to an executive officer whose employment is involuntarily terminated by us without “cause” or whose employment is voluntarily terminated by the executive for “good reason” within two years following a change of control (each as defined in the Visa Inc. Executive Severance Plan). These severance benefits are intended to secure the continued services of executive officers, provide them with certain benefits in the event of a covered termination, and encourage their continued dedication to their duties notwithstanding the possibility or occurrence of a change in control. We believe the level of severance provided by our Executive Severance Plan is reasonable, responsible in value, consistent with the practices of our compensation peer group, and necessary to attract and retain key high-performing employees.

Our NEOs are participants in the Executive Severance Plan, which provides for a capped, lump sum severance upon a qualifying termination of two times the sum of the executive’s base salary and target annual incentive award, a prorated bonus for any partial performance period under the annual incentive plan, and a cash amount equal to the cost of continued health benefits for two years post-termination. These benefits are subject to the NEO’s timely execution and non- revocation of a waiver and release of claims. For purposes of the Executive Severance Plan, a qualifying termination is limited to an involuntary termination by us without cause at any time or a resignation by the participant for good reason within two years following a change of control. Executive Severance Plan participants are required to comply with certain restrictive covenants, including obligations to uphold confidentiality and to abstain from soliciting Visa’s employees, customers, and clients for eighteen months following a qualifying termination of the participant’s employment. Participants are also generally bound by the confidentiality, intellectual property, and non-solicitation provisions of any Confidential Information and Property Agreement, Proprietary Information Agreement, and/or any similar agreement previously executed by the applicable participant and the confidentiality provisions under Visa’s Code of Business Conduct and Ethics. The Executive Severance Plan does not provide for any gross-ups for excise taxes imposed as a result of severance or other payments deemed made in connection with a change of control.

Mr. Prabhu’s departure on September 30, 2023, was a termination without cause for purposes of the Executive Severance Plan. Accordingly, subject to Mr. Prabhu’s execution and non-revocation of a waiver and release of claims and compliance with applicable restrictive covenants, Mr. Prabhu is entitled to the Executive Severance Plan payments described in the preceding paragraph. Such payments are quantified in the “Involuntary Not for Cause” column of the table below entitled “Termination Payments and Benefits for Vasant Prabhu.”

Cash Severance Policy for Section 16 Officers

In November 2023, we adopted a cash severance policy (Severance Policy), which provides that we will not enter into any new employment agreement, severance agreement, or separation agreement with any Section 16 officer, or establish any new severance plan or policy covering any Section 16 officer, in each case that provides for “cash severance benefits” (as defined in the Severance Policy) exceeding 2.99 times the sum of the Section 16 officer’s base salary plus target bonus, unless we seek stockholder ratification of such agreement, plan, or policy.

88

Executive Compensation

Equity Incentive Awards

Pursuant to the terms of certain award agreements under the 2007 Equity Incentive Compensation Plan, if the employment of an NEO is involuntarily terminated by Visa without “cause” or voluntarily terminated by the NEO for “good reason”, in each case within two years following a change of control (as such terms are defined in the 2007 Equity Incentive Compensation Plan or applicable award agreement), then the unvested portion of any such equity incentive award will become fully vested (and at target levels, with respect to performance shares). There are no “single-trigger” payments available to NEOs upon a change of control. Under the terms of the equity incentive awards granted since November 19, 2021, if an NEO is involuntarily terminated by Visa without cause, the awards are paid on a pro-rated basis measured from the date of grant to the date of termination. Similar to the cash benefits described under Executive Compensation – Potential Payments upon Termination or Change of Control – Executive Severance Plan above, these equity award terms are reasonable, consistent with the practices of our compensation peer group, and necessary to attract and retain key high-performing employees.

Quantification of Termination Payments and Benefits

The following tables reflect the amount of compensation that would be paid to each of our NEOs in the event of a termination of the individual’s employment under various scenarios. For NEOs other than Mr. Prabhu, the amounts shown assume that such termination was effective as of September 30, 2023, and include estimates of the amounts that would be paid to each NEO upon such individual’s termination. For Mr. Prabhu, the table reflects amounts payable under the Executive Severance Plan as a result of Mr. Prabhu’s actual termination of employment on September 30, 2023, and estimates of the amounts that will also be payable pursuant to the retirement vesting terms of his outstanding equity awards. All equity values reported in the following tables are based on the closing price of our Class A common stock on the NYSE as of September 29, 2023. The “Health and Welfare Benefits” for NEOs other than Mr. Prabhu reflect the estimated value of benefits payable for 24 months upon disability and for 6 months upon death; for Mr. Prabhu, the “Health and Welfare Benefits” reflect the cash amount equal to the cost of continued health benefits for two years post-termination. The tables only include additional benefits that result from the termination and do not include any amounts or benefits earned, vested, accrued, or owing under any plan for any other reason. Please see the Executive Compensation – Grants of Plan-Based Awards in Fiscal Year 2023 Table, the Pension Benefits Table for Fiscal Year 2023, and the section entitled Non-qualified Deferred Compensation for Fiscal Year 2023 for additional information. Payments that would be made over a period of time have been estimated as the lump sum present value using 120% of the applicable federal rate. The actual amounts to be paid can only be determined at the time of such NEO’s separation from Visa.

Termination Payments and Benefits for Ryan McInerney

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Disability ($)		Death ($)

Health and Welfare Benefits	60,708		60,708		60,424		16,480

Cash Severance	9,800,000		9,800,000		–		–

Pro-rata incentive for fiscal year 2023	5,250,000		3,500,000		3,500,000		3,500,000

Unvested Restricted Stock Units	2,319,421		8,170,645		8,170,645		8,170,645

Unvested Options	978,463		3,256,599		3,256,599		3,256,599

Unvested Performance Shares	8,045,916	(3)	23,635,598	(1)	23,635,598	(2)	23,635,598	(2)

Total	26,454,508		48,423,550		38,623,266		38,579,322

(1)

Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.

(2)

Includes the target number of shares. In the event of a termination due to death or disability, the actual amount earned for these grants will be determined following the completion of the performance period.

(3)	Includes a pro-rata portion of the target number of shares.

2024 Proxy Statement	89

Executive Compensation

Termination Payments and Benefits for Alfred F. Kelly, Jr.

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)

Health and Welfare Benefits	49,703		49,703		–		49,470		13,478

Cash Severance	8,750,000		8,750,000		–		–		–

Pro-rata Incentive for Fiscal Year 2023	5,062,500		3,375,000		5,062,500		3,375,000		3,375,000

Unvested Restricted Stock Units	11,822,974		11,822,974		11,822,974		11,822,974		11,822,974

Unvested Options	5,170,300		5,170,300		5,170,300		5,170,300		5,170,300

Unvested Performance Shares	35,283,304	(1)	35,283,304	(2)	35,283,304	(1)	35,283,304	(1)	35,283,304	(1)

Total	66,138,781		64,451,281		57,339,078		55,701,048		55,665,056

(1)

Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.

(2)

Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.

(3)

Mr. Kelly meets the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon his termination of employment. Mr. Kelly is also eligible for a prorated annual incentive payment upon retirement under the Visa Incentive Plan.

Termination Payments and Benefits for Chris Suh

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)	Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)	Disability ($)	Death ($)

Health and Welfare Benefits	49,703	49,703	49,470	13,478

Cash Severance	4,950,000	4,950,000	–	–

Pro-rata incentive for fiscal year 2023	537,226	358,151	358,151	358,151

Unvested Restricted Stock Units	452,430	10,549,639	10,549,639	10,549,639

Unvested Options	–	–	–	–

Unvested Performance Shares	–	–	–	–

Total	5,989,359	15,907,493	10,957,260	10,921,268

90

Executive Compensation

Termination Payments and Benefits for Vasant Prabhu

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)	Retirement(3) ($)

Health and Welfare Benefits	57,984	–

Cash Severance	6,600,000	–

Pro-rata Incentive for Fiscal Year 2023(2)	3,300,000	–

Unvested Restricted Stock Units	–	5,428,926

Unvested Options	–	2,433,401

Unvested Performance Shares	–	16,739,668	(1)

Total	9,957,984	24,601,995

(1)

Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.

(2)

Represents amounts payable under the Executive Severance Plan as a result of Mr. Prabhu’s termination of employment on September 30, 2023. Mr. Prabhu was employed through the last day of fiscal year 2023, so the pro-ration resulted in a full annual incentive payment reflecting performance for the entire fiscal year.

(3)

Mr. Prabhu met the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of these grants will continue to vest following his termination of employment on September 30, 2023.

Termination Payments and Benefits for Paul Fabara

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Disability ($)		Death ($)

Health and Welfare Benefits	49,703		49,703		49,470		13,478

Cash Severance	4,000,000		4,000,000		–		–

Pro-rata Incentive for Fiscal Year 2023	1,800,000		1,200,000		1,200,000		1,200,000

Unvested Restricted Stock Units	628,157		2,169,914		2,169,914		2,169,914

Unvested Options	281,524		944,139		944,139		944,139

Unvested Performance Shares	3,179,744	(3)	9,491,593	(1)	9,491,593	(2)	9,491,593	(2)

Total	9,939,128		17,855,349		13,855,116		13,819,124

(1)

Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.

(2)

Includes the target number of shares. In the event of a termination due to death or disability, the actual amount earned for these grants will be determined following the completion of the performance period.

(3)	Includes a pro-rata portion of the target number of shares.

2024 Proxy Statement	91

Executive Compensation

Termination Payments and Benefits for Rajat Taneja

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)

Health and Welfare Benefits	30,770		30,770		–		30,626		8,343

Cash Severance	7,200,000		7,200,000		–		–		–

Pro-rata Incentive for Fiscal Year 2023	3,600,000		2,400,000		–		2,400,000		2,400,000

Unvested Restricted Stock Units	6,921,921		6,921,921		6,921,921		6,921,921		6,921,921

Unvested Options	3,032,419		3,032,419		3,032,419		3,032,419		3,032,419

Unvested Performance Shares	22,409,190	(1)	25,759,970	(2)	20,736,092	(1)	25,759,970	(1)	25,759,970	(1)

Total	43,194,300		45,345,080		30,690,432		38,144,936		38,122,653

(1)

Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.

(2)

Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.

(3)

Mr. Taneja meets the conditions for “retirement” contained in certain of his equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon his termination of employment.

Termination Payments and Benefits for Kelly Mahon Tullier

Incremental Benefits Due to Termination Event	Involuntary Not for Cause Termination ($)		Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control ($)		Retirement(3) ($)		Disability ($)		Death ($)

Health and Welfare Benefits	49,703		49,703		–		49,470		13,478

Cash Severance	4,950,000		4,950,000		–		–		–

Pro-rata Incentive for Fiscal Year 2023	2,362,500		1,575,000		–		1,575,000		1,575,000

Unvested Restricted Stock Units	3,776,074		3,776,074		3,776,074		3,776,074		3,776,074

Unvested Options	1,636,205		1,636,205		1,636,205		1,636,205		1,636,205

Unvested Performance Shares	12,435,956	(1)	15,786,736	(2)	10,762,858	(1)	15,786,736	(1)	15,786,736	(1)

Total	25,210,438		27,773,718		16,175,137		22,823,485		22,787,493

(1)

Includes the target number of shares for grants that have not completed their performance period. The actual amount due for these grants will be determined following the completion of the performance period.

(2)

Includes the target number of shares for grants that have not completed their performance period. In the event of an Involuntary Not for Cause Termination or Voluntary Good Reason Termination Following Change of Control, the target number of shares will vest.

(3)

Ms. Mahon Tullier meets the conditions for “retirement” contained in certain of her equity award agreements and as a result, the unvested portions of these grants would fully vest or continue to vest upon her termination of employment.

92

CEO Pay Ratio

CEO Pay Ratio

The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K of the Securities Act of 1933, as amended.

For our last completed fiscal year ended September 30, 2023, the ratio of the median of the annual total compensation of our employees, excluding our Chief Executive Officer (Mr. McInerney), to the annual total compensation of our Chief Executive Officer, was 151:1. This ratio was calculated using annual total compensation for our Chief Executive Officer, under applicable reporting rules, of $22,667,747 and annual total compensation of the median employee of $149,782.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the median employee, the methodology and the material assumptions, adjustments, and estimates used were as follows (which may differ from those used, and may therefore not be comparable to ratios reported by, other companies):

Median Employee

We identified our median employee from our worldwide employee population, including both part-time and full-time employees other than our CEO, as of September 30, 2023. Given the worldwide geographical distribution of our employee population, we use a variety of pay elements to structure the compensation arrangements of our employees. A significant number of our employees around the world participate in our annual cash bonus and equity incentive award plans. Consequently, to identify the median employee, we selected base salary or wages plus overtime pay, annual cash bonus plan payments, and equity award grant date values as the most appropriate measure of compensation. We measured compensation for our employees using the 12-month fiscal period ending September 30, 2023. We selected September 30, 2023 as our measurement date, which was the last day of our 2023 fiscal year, because it provided the most accurate information regarding compensation for such fiscal year. In making this determination, we did not make any cost-of-living adjustments.

Annual Total Compensation

To determine the annual total compensation of the median employee, we identified and calculated the elements of the employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Mr. McInerney began serving as the Company’s Chief Executive Officer effective February 1, 2023. As permitted by Instruction 10 to Item 402(u) of Regulation S-K, for pay ratio purposes, Mr. McInerney’s compensation was annualized to represent his compensation as if he were CEO for the entire 2023 fiscal year. The calculation included the amounts reported in the Executive Compensation – Summary Compensation Table for Fiscal Year 2023, except that the salary was adjusted to assume Mr. McInerney received his year-end base salary rate for the entire fiscal year, and applicable elements of “All Other Compensation” were adjusted to assume he was CEO for the entire fiscal year. Consequently, the annual total compensation reported for CEO pay ratio purposes does not reflect the “Total” column of our Executive Compensation – Summary Compensation Table for Fiscal Year 2023 included in this proxy statement, nor does it reflect amounts actually paid to our CEO for fiscal year 2023. Instead, the annual total compensation reported for the CEO above reflects the pay ratio disclosure requirements for a year in which a CEO transition occurs.

2024 Proxy Statement	93

Pay Versus Performance

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
we are providing the following information about executive compensation and the Company’s performance for the fiscal years listed below. The compensation information presented in this table is calculated in accordance with SEC rules; it may be different from the compensation information presented in the
Compensation Discussion and Analysis
section of this proxy statement and does not represent amounts actually earned or realized by our NEOs. For further information about how we align executive compensation with the Company’s performance, see the
Compensation Discussion and Analysis
section of this proxy statement.
Pay Versus Performance Table

	Summary Compensation Table Total (1)		Compensation Actually Paid (1)(2)				Value of Initial Fixed $100 Investment Based on:
Year	PEO Al Kelly ($)	PEO Ryan McInerney ($)	PEO Al Kelly ($)	PEO Ryan McInerney ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(3) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return (4) ($)	Net Income (5) ($) (M)	EPS – PS Adjusted (6) ($)

2023	29,722,432	22,604,568	47,135,350	37,908,529	15,438,306	21,436,647	117.24	146.42	17,273	8.66

2022	28,103,602	N/A	28,672,045	N/A	14,336,181	13,908,614	89.99	131.04	14,957	7.48

2021	30,944,838	N/A	45,180,437	N/A	14,676,296	21,647,472	112.05	159.13	12,311	5.90

(1)
Mr. McInerney was appointed as the Company’s Chief Executive Officer (i.e., principal executive officer or PEO) effective February 1, 2023, succeeding Mr. Kelly. For fiscal year 2023, the Company’s non-PEO
NEOs were Mr. Prabhu, Mr. Suh, Mr. Taneja, Ms. Mahon Tullier, and Mr. Fabara. For fiscal years 2022 and 2021, the Company’s non-PEO
NEOs were Mr. Prabhu, Mr. McInerney, Mr. Taneja, and Ms. Mahon Tullier.

(2)
The amounts reported for Mr. Kelly and Mr. McInerney represent the amount of “compensation actually paid,” as computed in accordance with Item 402(v) of Regulation
S-K.
In accordance with the requirements of Item 402(v) of Regulation
S-K,
the adjustments in the tables below were made to Mr. Kelly’s and Mr. McInerney’s total compensation for each year to determine the compensation actually paid:

	Ryan McInerney	Alfred F. Kelly, Jr.

	2023 ($)	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table Total	22,604,568	29,722,432	28,103,602	30,944,838

Deduction for change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	(4,626)	0	0	0

Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(11,588,449)	(16,416,285)	(14,782,648)	(17,681,675)

Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(4,125,008)	(6,582,523)	(5,325,013)	(5,125,009)

Total Deductions from SCT	(15,718,083)	(22,998,808)	(20,107,661)	(22,806,684)

Increase for Service Cost and Prior Service Cost for Pension Plans	0	0	0	0

Increase/(Deduction) for change in Fair Value from prior year end to vesting date of awards that vested during the year	3,224,448	2,421,699	(3,349,742)	536,652

Increase/(Deduction) for change in Fair Value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	6,325,088	6,922,060	(3,998,879)	109,295

Increase for Fair Value as of vesting date of awards granted and vested during the year	0	11,867,548	11,105,167	11,723,759

Increase for Fair Value of awards granted during year that remain outstanding and unvested as of year end	21,472,508	19,200,419	16,919,558	24,672,577

Total adjustments	31,022,044	40,411,726	20,676,104	37,042,283

Compensation Actually Paid (SCT minus deductions plus total adjustments)	37,908,529	47,135,350	28,672,045	45,180,437

(3)
The amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding the PEO or PEOs for each year), as computed in accordance with Item 402(v) of Regulation
S-K.
In accordance with the requirements of Item 402(v) of Regulation
S-K,
the adjustments in the table below were made to the NEOs’ total compensation for each year to determine the compensation actually paid:

94

Pay Versus Performance

	NEO Averages

	2023 ($)	2022 ($)	2021 ($)

Summary Compensation Table Total	15,438,306	14,336,181	14,676,296

Deduction for change in the Actuarial Present Values reported under the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” Column of the SCT	(1,252)	(1,819)	(1,579)

Deduction for Amounts Reported under the “Stock Awards” Column in the SCT	(8,194,271)	(7,319,991)	(7,870,376)

Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(1,988,582)	(2,712,493)	(2,537,493)

Total Deductions from SCT	(10,184,105)	(10,034,303)	(10,409,448)

Increase for Service Cost and Prior Service Cost for Pension Plans	0	0	0

Increase/(Deduction) for change in Fair Value from prior year end to vesting date of awards that vested during the year	787,403	(1,556,250)	783,477

Increase/(Deduction) for change in Fair Value from prior year end to current year end of awards granted prior to year that were outstanding and unvested as of year end	2,274,253	(2,493,309)	396,916

Increase for Fair Value as of vesting date of awards granted and vested during the year	3,168,372	3,916,790	3,967,489

Increase for Fair Value of awards granted during year that remain outstanding and unvested as of year end	9,952,418	9,739,505	12,232,742

Total adjustments	16,182,446	9,606,736	17,380,624

Compensation Actually Paid (SCT minus deductions plus total adjustments)	21,436,647	13,908,614	21,647,472

(4)
The peer group for this purpose is the S&P 500 Financials index used for purposes of Item 201(e) of Regulation
S-K.
The comparison assumes $100 was invested for the period starting September 29, 2020, through the end of the listed year in the Company and in the S&P 500 Financials index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
In accordance with Item 402(v) of Regulation S-K and associated guidance, “Net Income” represents GAAP Net Income for purposes of the pay versus performance disclosure. In contrast, as discussed above under the heading “Annual Incentive Plan” in the Compensation Discussion and Analysis section, the net income metric that we used for our annual incentive plan was Net Income Growth-VIP adjusted.

(6)
We determined EPS, as adjusted for purposes of performance share awards, to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEOs and Non-PEO NEOs for our fiscal year ended September 30, 2023. See the
Compensation Discussion and Analysis – Performance Shares – EPS Goals
in this proxy statement for a description of adjustments from GAAP EPS for purposes of performance share awards granted to the NEOs. EPS – PS adjusted may not have been the most important financial performance measure for fiscal years 2022 and 2021, and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Relationship Between Pay and Performance
The graphs presented below describe the relationship between compensation actually paid (calculated in accordance with Item 402(v) of Regulation
S-K)
and our net income, EPS – PS adjusted, and cumulative total shareholder return over the three-year period from fiscal year 2021 to fiscal year 2023.

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Pay Versus Performance

Financial Performance Measures
Performance share awards represent the largest component of our annual executive compensation program, with vesting determined based on EPS and relative TSR performance. In addition, as described under
Compensation Discussion and Analysis – Annual Incentive Plan
, our annual incentive scorecard design incentivizes our NEOs to be focused on a wide range of performance goals that are critical to our corporate strategy, by promoting financial performance goals along with other priorities that are vital to the Company’s long-term success, such as ESG initiatives. This design takes a holistic approach to the goal-setting process and does not apply specific weighting to the corporate performance goals in the annual incentive scorecard; the Compensation Committee carefully considers each goal in its overall evaluation of corporate performance.
Below, in an unranked order, are the most important financial performance measures used to link executive compensation actually paid to the NEOs to company performance for the fiscal year ended September 30, 2023:
EPS – PS adjusted
Relative TSR
Net Revenues Growth – VIP adjusted
Net Income Growth – VIP adjusted
EPS Growth – VIP adjusted

96

Equity Compensation Plan Information

Equity Compensation Plan Information

The table below presents information as of September 30, 2023, for the 2007 Equity Incentive Compensation Plan and the Visa Inc. Employee Stock Purchase Plan, which were approved by our stockholders. We do not have any equity compensation plans that have not been approved by our stockholders.

Plan Category	Number Of Shares of Class A Common Stock Issuable Upon Exercise of Outstanding Options And Rights (a)	Weighted- Average Exercise Price of Outstanding Options (b)	Number of Shares of Class A Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected In Column (a)) (c)
(in millions, except weighted-average exercise price)

Equity compensation plans approved by stockholders	14(1)	$162.40(2)	103(3)

(1)

As of September 30, 2023, the maximum number of shares issuable consisted of 6 million outstanding stock options, 6 million outstanding restricted stock units, and 1 million outstanding performance-based shares under the 2007 Equity Incentive Compensation Plan and 1 million outstanding purchase rights under the Visa Inc. Employee Stock Purchase Plan.

(2)

The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued upon the vesting of outstanding restricted stock units and performance shares, which have no exercise price. Additionally, it excludes the weighted-average exercise price of the outstanding purchase rights under the Visa Inc. Employee Stock Purchase Plan.

(3)

As of September 30, 2023, 90 million shares and 13 million shares remain available for issuance under the 2007 Equity Incentive Compensation Plan and the Visa Inc. Employee Stock Purchase Plan, respectively.

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Proposal 3

Proposal 3 – Ratification of the Appointment of KPMG LLP

The Audit and Risk Committee is responsible for the appointment, compensation, retention, and oversight of the independent public accounting firm retained to audit the Company’s financial statements. The Audit and Risk Committee has appointed KPMG LLP as our independent registered public accounting firm to audit the financial statements of Visa Inc. and its subsidiaries for the fiscal year ending September 30, 2024. KPMG has been our independent auditor since our initial public offering in 2008, and KPMG audited our financial statements for fiscal year 2023. The Audit and Risk Committee also periodically considers whether there should be a rotation of independent registered public accounting firms because the Audit and Risk Committee believes it is important for the registered public accounting firm to maintain independence and objectivity. In determining whether to reappoint KPMG, the Audit and Risk Committee considered several factors, including:

•	the length of time KPMG has been engaged;

•	KPMG’s independence and objectivity;

•	KPMG’s capability and expertise in handling the complexity of Visa’s global operations in our industry;

•	historical and recent performance, including the extent and quality of KPMG’s communications with the Audit and Risk Committee, and feedback from management regarding KPMG’s overall performance;

•	recent PCAOB inspection reports on the firm; and

•	the appropriateness of KPMG’s fees, both on an absolute basis and as compared with its peers.

The Audit and Risk Committee believes that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of the Company and our stockholders, and we are asking our stockholders to ratify the selection of KPMG as our independent registered public accounting firm for fiscal year 2024. Although ratification is not required, the Board is submitting a proposal to ratify KPMG’s appointment to our stockholders because we value our stockholders’ views and as a matter of good corporate practice. In the event that our stockholders fail to ratify KPMG as the Company’s independent registered public accounting firm, it will be considered a recommendation to the Audit and Risk Committee to consider the selection of a different firm. Even if the appointment is ratified, the Audit and Risk Committee may in its discretion select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of KPMG will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024.

98

Independent Registered Public Accounting Firm Fees

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to the Company by KPMG for fiscal years 2023 and 2022 (in thousands):

Services Provided	Fiscal Year 2023	Fiscal Year 2022

Audit fees(1)	$11,033	$11,666

Audit-related fees(2)	$1,987	$1,727

Tax fees(3)	$82	$114

All other fees(4)	$9	$8

Total	$13,111	$13,515

(1)

Represents aggregate fees for professional services rendered in connection with annual financial statement audits, audits of our internal control over financial reporting, preparation of comfort letters and consents related to SEC registration statements, quarterly review of financial statements, and for services related to local statutory audits.

(2)

Represents aggregate fees for assurance and audit-related services (but not included in the audit fees set forth above). The assurance and audit-related services include review of internal controls for selected information systems and business units (Statement on Standards for Attestation Engagement No. 18 and International Standard on Assurance Engagement No. 3402 audits).

(3)	Represents aggregate fees for tax services in connection with the preparation of tax returns, other tax compliance services, and tax planning services.
(4)	Represents fees for eXtensible Business Reporting Language services and subscription fees for an accounting research tool.

Consistent with SEC and PCAOB requirements regarding auditor independence, the Audit and Risk Committee has responsibility for appointing, setting the compensation for, and overseeing the work of our independent registered public accounting firm. In accordance with its charter and the Audit and Risk Committee’s Pre-Approval Policy, the Audit and Risk Committee is required to pre-approve all audit and internal control-related services, audit-related services, and permissible non-audit services, including the terms thereof, to be performed for us by our independent registered public accounting firm. During fiscal year 2023, all services KPMG provided to the Company were pre-approved by the Audit and Risk Committee in accordance with applicable SEC regulations and the Pre-Approval Policy, and the Audit and Risk Committee reviewed and discussed the documentation KPMG supplied to it as to tax services and the potential effect of the provision thereof on KPMG’s independence.

To further help with the independence of our independent registered public accounting firm, we have adopted policies and procedures relating to the engagement of our independent registered public accounting firm and the hiring of employees or former employees of the independent registered public accounting firm.

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Proposal 4

Proposal 4 – Approval and Adoption of the Class B Exchange Offer Program Certificate Amendments

As further discussed below, Visa is proposing amendments to the Certificate that will authorize Visa to enable the release and public sale of portions of our Class B common stock in a measured and programmatic fashion through a series of exchange offers. Such sales are currently prohibited by the Certificate until final resolution of the U.S. Covered Litigation (as defined below under History of Visa’s Class B Common Stock). For the reasons discussed herein, including Visa’s significant progress in resolving the remaining U.S. Covered Litigation and the benefits provided to each class of our common stockholders, the Board believes it is in the best interests of Visa and its stockholders to facilitate this partial release now.

****

After consideration, and informed by engagement with holders representing a significant percentage of the outstanding shares of each class of common stock, the Board has unanimously approved, adopted and declared advisable, and recommends that our stockholders approve and adopt, the Class B Exchange Offer Program Certificate Amendments, which would authorize Visa to conduct one or more exchange offers that would effectively enable the Class B stockholders to exchange and sell portions of their Class B common stock, subject to certain conditions.

As discussed herein, the Board has determined that the Exchange Offer Program (as defined below) is in the best interests of all of our stockholders because the program:

proactively mitigates potential overhang risk our stockholders face from the eventual release of all transfer restrictions applicable to our Class B common stock as is currently structured;

simultaneously provides our Class A and Class C stockholders with economically equivalent protection from the U.S. Covered Litigation; and

provides our Class B stockholders with an option for near-term liquidity and potential for better regulatory capital treatment.

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Proposal 4

Below is an overview of the Class B Exchange Offer Program Certificate Amendments, which are discussed in detail herein:

Overview of the Class B Exchange Offer Program Certificate Amendments

What is it?

•  The Class B Exchange Offer Program Amendments would authorize the Exchange Offer Program, which would enable Visa to permit the release of transfer restrictions on portions of Visa’s Class B common stock through a programmatic structure.

•  The Exchange Offer Program would authorize Visa to conduct one or more exchange offers that would allow Class B stockholders to exchange portions of their Class B common stock into freely tradeable shares, while providing economically equivalent protection to Class A and Class C stockholders from the remaining U.S. Covered Litigation.

Why now?

•  The Class B common stock was created in connection with Visa’s IPO in 2008 to provide protection to Class A and Class C common stockholders from the U.S. Covered Litigation. Class B common stock was originally valued at approximately $8 billion and is now valued at approximately $[            ] billion, as of November 24, 2023, an increase of [    ]%.

•  Visa has made significant progress towards resolving the remaining U.S. Covered Litigation, including the recent finalization of the settlement with the damages class.

•  In the only remaining U.S. Covered Litigation matter, claims representing approximately 90% of the payments volume and interchange at issue have been settled for $6.6 billion.

Benefits to our Common Stockholders	Class A and Class C Stockholders	Class B Stockholders

•  Makewhole Agreements and Class B common stock provide economically equivalent protection to Class A and Class C stockholders from the remaining U.S. Covered Litigation.

•  Measured release of Class B common stock through programmatic structure and lock-up provisions mitigates potential overhang risk that otherwise would exist with the current share release provision.

•  Opportunity to strengthen relationships with Visa’s clients.

•  Option for near-term liquidity and potential for better regulatory capital treatment.

•  Opportunity to unlock value that would represent a significant portion of aggregate tangible common equity for U.S. financial institutions.

•  Choice of participation level to release up to 50% of a holder’s Class B stock in each Exchange Offer.

Consideration by the Board and Stockholder Engagement

•  In consultation with management, the Board undertook a thorough process to evaluate a Potential Exchange Offer Program for the Class B common stock.

•  Visa conducted extensive outreach to holders of each class of our common stock, including outreach to stockholders representing approximately 58% of our outstanding Class A common stock, 75% of our outstanding Class B common stock and 57% of our outstanding Class C common stock, to solicit feedback on the Class B Exchange Offer Program Certificate Amendments and the proposed Exchange Offer Program.

•  As a result of efforts by the Board and management, Visa held discussions with stockholders representing a significant percentage of each class of our common stock, including with stockholders representing approximately 41% of our outstanding Class A common stock, 75% of our outstanding Class B common stock and 57% of our outstanding Class C common stock.

•  Engagement with our stockholders directly informed the Board’s determination that adoption of the Class B Exchange Offer Program Certificate Amendments is in the best interests of our Class A, Class B and Class C stockholders and the Board’s recommendation that our stockholders approve the amendments.

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Proposal 4

Transactions Contemplated by the Class B Exchange Offer Program Amendments

The Exchange Offer Program

The Exchange Offer Program is intended to provide Class B stockholders with additional liquidity, while continuing to maintain economically equivalent protection to holders of Class A and Class C common stock from monetary liability related to the U.S. Covered Litigation. In addition, the Class B Exchange Offer Program is designed to address potential overhang risk by mitigating the downward pressure on our Class A common stock price that could occur if transfer restrictions on all Class B common stock were to be released simultaneously upon final resolution of the U.S. Covered Litigation, as is currently structured in our Certificate. The Class B common stock has been subject to transfer restrictions for over 15 years, substantially longer than Visa and its stockholders expected at the time of the 2008 IPO.

The Exchange Offer Program allows for a programmatic and measured release of Class B common stock

Illustrative(1)

(1)	Assumes full participation in each Exchange Offer.

The Class B Exchange Offer Program Certificate Amendments would redenominate Visa’s Class B common stock as Class B-1 common stock (which would otherwise remain identical to the previous Class B common stock). In addition, subject to certain conditions, the amendments would authorize Visa to conduct a series of exchange offers that would comprise an initial exchange offer (Initial Exchange Offer) and up to three successive exchange offers (each, a Successive Exchange Offer), that would allow Class B stockholders to exchange portions of their Class B shares into freely tradeable shares under certain conditions, while providing economically equivalent protection to Class A and Class C stockholders from the U.S. Covered Litigation through a combination of the remaining Class B shares and makewhole agreements (collectively, the Exchange Offer Program).

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Proposal 4

The Initial Exchange Offer

The mechanics of the Initial Exchange Offer

(1)

To determine the number of shares of Class C common stock received, multiply half of the Class B-1 common stock exchanged by the current Class B Conversion Rate to determine the as-converted Class A common stock equivalent; then divide that amount by the Class C Conversion Rate.

As shown above under the Initial Exchange Offer, Class B-1 stockholders (formerly Class B stockholders) would be offered the opportunity to tender some or all of their Class B-1 common stock in exchange for a combination of:

•

Class B-2 common stock, where one newly issued share of Class B-2 common stock will be received for every two shares of Class B-1 common stock tendered in the Exchange Offer. This Class B-2 common stock would be a new class of common stock subject to the same transfer and convertibility restrictions that currently bind Class B stockholders, although future downward adjustments to the rate at which Class B-2 common stock converts into Class A common stock (Class B-2 Conversion Rate) would be accelerated to occur at twice the rate as that applicable to the rate at which Class B-1 common stock converts into Class A common stock (Class B-1 Conversion Rate); and

•

Class C common stock in an amount equivalent to the value of one share of Class B-1 common stock for every two shares of Class B-1 common stock tendered in the Exchange Offer. This Class C common stock would be the same as is currently outstanding and would be immediately transferable and convertible into shares of Class A common stock, although a portion of this Class C common stock would be subject to temporary contractual transfer restrictions, or “lock-up” agreements.

By participating in the Initial Exchange Offer, each holder of Class B-1 common stock would effectively have the ability to sell up to half of its Class B-1 common stock into the public market in the form of Class C common stock, which upon sale is convertible into Class A common stock at the then-applicable conversion rate.

Successive Exchange Offers

Once the Initial Exchange Offer is completed, Visa would be authorized, at its discretion and subject to the conditions below, to conduct up to three Successive Exchange Offers that would have the effect of releasing the transfer restrictions on up to half of the applicable Class B common stock issued in a previous exchange offer.

In exchange for the tendered Class B common stock (the applicable Class B-X common stock), Visa would issue (x) shares of a successive class of Class B common stock (the applicable Class B-Y common stock) (for example, in the first Successive Exchange Offer, Class B-3 common stock would be issued in exchange for Class B-2 common stock) in an amount equivalent to half of the Class B-X common stock tendered in exchange and (y) shares of Class C common stock in an amount equivalent to half of the value of the Class B-X common stock tendered in the Exchange Offer.

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Proposal 4

Each successive class of Class B common stock issued in a Successive Exchange Offer would be subject to the same transfer and convertibility restrictions as the Class B common stock that is currently outstanding. However, in order to maintain equivalent exposure to the U.S. Covered Litigation liability, future downward conversion rate adjustments to each new class of Class B-Y common stock (the applicable Class B-Y Conversion Rate) would be accelerated to occur at twice the rate as that applicable to the Class B-X common stock tendered in exchange (the applicable Class B-X Conversion Rate). For example, in the first Successive Exchange Offer, future downward adjustments to the conversion rate for Class B-3 common stock would occur at the twice the rate as applicable to Class B-2 common stock (or four times the rate as applicable to Class B-1 common stock).

Conditions for Successive Potential Exchange Offers

•  Reduction of 50% or more of the interchange at issue in unresolved claims for damages in the U.S. Covered Litigation

•  More than twelve months from preceding Exchange Offer

•  Is at the discretion of Visa

For example, after Visa conducts the initial Successive Exchange Offer directed to holders of Class B-1 common stock in which these holders are offered the opportunity to receive Class B-2 common stock, Visa could not offer the holders of Class B-2 common stock the opportunity to exchange the Class B-2 Common Stock for Class B-3 common stock until (i) at least one year had elapsed from the initial Successive Exchange Offer that resulted in the initial issuance of the Class B-2 common stock and (ii) the estimated interchange reimbursement fees at issue in unresolved claims for damages in the U.S. Covered Litigation had been reduced by 50% or more.

With respect to the first condition for Successive Exchange Offers, Visa will use estimates of the interchange reimbursement fees at issue in respect of any unresolved claims seeking damages in any of the U.S. Covered Litigation as of October 1, 2023 for the purpose of determining whether Visa is authorized to conduct a Successive Exchange Offer. Visa’s current estimate of such interchange reimbursement fees as of October 1, 2023 is approximately $49.6 billion. This estimate does not include claims in certain purported indirect purchaser class actions or any claims of merchants serviced by opt outs that are payment processors and facilitators.

The First Successive Exchange Offer

The mechanics of the first Successive Exchange Offer

(1)

To determine the number of shares of Class C common stock received, multiply half of the Class B-2 common stock exchanged by the current Class B-2 Conversion Rate to determine the as-converted Class A common stock equivalent; then divide that amount by the Class C Conversion Rate.

If not all Class B common stock was tendered in the Initial Exchange Offer or a previous Successive Exchange Offer, Visa would also be authorized to conduct additional Exchange Offers for the untendered Class B common stock remaining. Any additional Exchange Offer for untendered Class B common stock would occur on the same terms as the Initial Exchange Offer or previous Successive Exchange Offer, as applicable, and is subject to Visa’s discretion.

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Proposal 4

Conditions to Participate in the Exchange Offer Program

As a condition to participation in the Initial Exchange Offer and any Successive Exchange Offer, each participating Class B stockholder would be required to enter into a separate agreement with Visa, substantially in the form attached as Annex B to this proxy statement (a Makewhole Agreement) to reimburse Visa in cash for the portion of any future deposit into the U.S. Covered Litigation escrow account that, but for the holder’s participation in the applicable Exchange Offer, would have been absorbed by such holder through downward adjustments to the applicable Class B-X Conversion Rate of the Class B-X common stock tendered in the Exchange Offer if, as a result of the deposit, the as-converted value of the Class B-Y common stock it received in the Exchange Offer becomes or is already less than zero, but the applicable Class B-X Conversion Rate remains greater than or equal to zero. For example, following the Initial Exchange Offer and prior to any Successive Exchange Offer, a payment obligation would arise under the Makewhole Agreements for the Class B-2 common stock if a deposit to the U.S. Covered Litigation escrow account causes the as-converted value of the Class B-2 common stock to fall below zero and if, following such deposit, the as-converted value of the Class B-1 common stock remains equal to or greater than zero.

In addition, certain parent entities of the participating Class B stockholder (each, a Parent Guarantor) would be obligated to execute the Makewhole Agreement and agree to unconditionally guarantee the participating holder’s payment obligations. Subject to certain exceptions that apply to certain holders to facilitate compliance with applicable federal banking regulations, each beneficial owner of 50% or more of a participating holder’s or Parent Guarantor’s equity interests must execute the Makewhole Agreement. Due to the varying applicability of federal banking regulations among Visa’s Class B stockholders, the extent of eligible Parent Guarantors will differ for participating holders. However, each participating holder would receive, and must execute, the same form of Makewhole Agreement. In addition, pursuant to the Makewhole Agreement, each participating Class B stockholder would agree to temporary transfer restrictions with respect to any Class C common stock received in the applicable Exchange Offer.

Additional Detail on the Exchange Offer Program

History of Visa’s Common Stock

Visa’s authorized common stock currently consists of three classes:

•

Class A common stock is held by the public and traded on the NYSE. Pursuant to the Certificate, holders of Class B and Class C common stock are prohibited from holding Class A common stock for their own accounts. As of November 24, 2023, [            ] shares of Class A common stock were outstanding.

•

Class B common stock is held predominantly by U.S. financial institutions, or their affiliates, that are current or former members of Visa U.S.A. Inc. As discussed below, each share of Class B common stock is convertible into Class A common stock at a conversion rate (Class B Conversion Rate) that is adjusted downward when Visa makes a deposit into the escrow account from which monetary liabilities arising from the U.S. Covered Litigation are payable. Under the current Certificate, Class B common stock is subject to transfer and convertibility restrictions until the final resolution of all U.S. Covered Litigation. As of November 24, 2023, approximately [            ] million shares of Class B common stock were outstanding, which at the Class B Conversion Rate of 1.5875 would be convertible into approximately [            ] million shares of Class A common stock.

•

Class C common stock is held predominantly by financial institution clients of Visa, or their affiliates, that are located outside of the United States, as well as by other persons that, pursuant to the Certificate, are prohibited from holding Class A

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Proposal 4

common stock. Each share of Class C common stock is convertible into four shares of Class A common stock (Class C Conversion Rate). Class C common stock is not currently subject to transfer restrictions under the Certificate and automatically converts into Class A common stock upon transfer to an eligible holder of Class A common stock. As of November 24, 2023, approximately [            ] million shares of Class C common stock were outstanding, which at the Class C Conversion Rate of 4.000 would be convertible into approximately [            ] shares of Class A common stock.

Our Class B common stock was created as part of our IPO to provide protection to the Class A and Class C common stock from the monetary liability for the U.S. Covered Litigation, which it has successfully done since 2008. At the time of our IPO, Visa established the U.S. retrospective responsibility plan (Responsibility Plan) to implement such protections with respect to the U.S. Covered Litigation, which consists, collectively, of a number of matters that have been settled or otherwise fully or substantially resolved, and the ongoing Interchange Multidistrict Litigation (MDL), In re Payment Card Interchange Fee and Merchant Discount Antitrust Litigation. The MDL is composed primarily of a damages class, claims brought by merchants that opted out of the damages class, and an injunctive relief class. The MDL cases challenge Visa’s purported setting of interchange reimbursement fees, “no surcharge” and honor-all-card rules, alleged tying and bundling of transaction fees, and the reorganization and IPO, and were brought under federal antitrust laws and, in some cases, certain state unfair competition laws.

As part of the Responsibility Plan, Visa established a U.S. Covered Litigation escrow account from which any settlements or judgments relating to the U.S. Covered Litigation would be payable. When Visa funds the U.S. Covered Litigation escrow account, any outstanding Class B common stock is subject to dilution through downward adjustments to the Class B Conversion Rate, making each share of Class B common stock convertible into fewer shares of Class A common stock. This mechanic allows Visa to fund the U.S. Covered Litigation escrow account through the equivalent of a contribution of Class A common stock from the Class B stockholders to Visa.

Since 2008, the Class B common stock has been subject to transfer restrictions that were implemented in light of the Responsibility Plan that prohibit the conversion of the Class B common stock into Class A common stock. Specifically, the transfer restrictions applicable to Class B common stock disallow its conversion and public sale until the final resolution of the U.S. Covered Litigation. Accordingly, under the current Certificate, all shares of Class B common stock will become convertible into and able to be publicly sold as shares of Class A common stock upon the final resolution of the U.S. Covered Litigation (Escrow Termination Date), based on the Class B Conversion Rate in effect at such time.

As part of the Responsibility Plan, Visa also entered into a Loss Sharing Agreement between Visa International Service Association, Visa U.S.A., Inc. and certain Visa member banks. The Loss Sharing Agreement provides for the indemnification of the Visa parties with respect to certain matters. Under the Loss Sharing Agreement, if all available funds in the U.S. Covered Litigation escrow account are insufficient to satisfy a Visa litigation obligation, and the as-converted value of the Class B common stock has reached zero each member bank party to the Loss Sharing Agreement is required to contribute an amount equal to the unsatisfied Visa litigation obligation multiplied by the party’s then-current membership proportion.

The Class B Conversion Rate adjustment mechanism and transfer restrictions described above were designed to cause monetary liability for the U.S. Covered Litigation to be borne by Class B stockholders, who, prior to the IPO, were the U.S.-based owners of the Visa enterprise. Visa has settled claims representing approximately 90% of the payments volume and interchange at issue in the MDL1, the only remaining matter in the U.S. Covered Litigation, and to date Visa has paid through the Responsibility Plan approximately $6.6 billion for settlements in that remaining matter. However, during that same time, the as-converted pre-tax value of the Class B common stock has appreciated from approximately $8 billion to over $[            ] billion as of November 24, 2023, an increase of [    ]%. Because the final resolution of all U.S. Covered Litigation has not yet occurred, the transfer restrictions on our Class B common stock have now been in place for over 15 years, substantially longer than Visa and the Class B stockholders contemplated at the time of our IPO.

In light of these developments, Visa’s Board and management have undertaken an evaluation of the appropriate steps to chart a programmatic and measured course of action that will benefit all of Visa’s stockholders while maintaining economically

[1]

Interchange and payments volume represented include (i) estimated interchange and payments volume from 2004-2018 for the following populations: individual settlements prior to the damages class settlement, merchants included in the damages class settlement, and merchants who opted out of the damages class and settled their claims; and (ii) estimated interchange and payments volume from 2004-2022 for unresolved damages class opt-outs. For unresolved claims by damages class opt-outs, estimated interchange and payments volume from 2004-2022 is utilized because claims are based on transactions up to when a claim is resolved; the payments volume and interchange at issue for unresolved claims will continue to increase.

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Proposal 4

equivalent protection for Class A and Class C stockholders against monetary liability for the remaining U.S. Covered Litigation in accordance with the Responsibility Plan.

The Class B Exchange Offer Program Certificate Amendments

The relevant sections of the Certificate to be amended are set forth in Annex A. This summary of the Class B Exchange Offer Program Amendments is qualified in its entirety by reference to Annex A.

Implementation of the Exchange Offer Program will require several amendments to our Certificate, including:

•

Article IV, Section 4.1 will be amended to reflect the redenomination of the Class B common stock into Class B-1 common stock, to create new Class B-2 common stock, Class B-3 common stock, Class B-4 common stock and Class B-5 common stock and to clarify that all references to “Class B Common Stock” will be deemed to refer to and include all Class B-1 common stock, Class B-2 common stock, Class B-3 common stock, Class B-4 common stock and Class B-5 common stock. In addition, Section 4.1 will provide that the terms “Class B-X Common Stock” and “Class B-Y Common Stock” together refer to any pair of consecutively numbered classes of Class B Common Stock (with the Class B-X Common Stock referring to the class of Class B Common Stock with the lower number of the pair and the Class B-Y Common Stock referring to the class of the Class B Common Stock with the higher number of the pair).

•

Article IV, Section 4.7 will be amended by adding a new paragraph (c) that clarifies that holders of all classes of Class B Common Stock will vote as a single class on all matters upon which such holders are entitled to vote, except with respect to amendments to certain provisions of the Certificate or as otherwise required by applicable law.

•

Article IV, Section 4.14 will be amended by adding a new paragraph (d) that provides that Visa will not take any action with respect to any class of Class B-X common stock (i.e., the class of Class B Common Stock with the lower number of any given pair of outstanding Class B common stock) without taking equivalent action to the corresponding Class B-Y common stock that ensures, among other things, that following the applicable Exchange Offer resulting in the issuance of the Class B-Y common stock, downward adjustments to the Class B-Y Conversion Rate occur at double the rate of adjustments to the corresponding Class B-X Conversion Rate.

•

Article IV, Section 4.23 will be amended by adding a new paragraph (c) that sets forth the terms and conditions of the Exchange Offer Program, including (i) the consideration to be issued in any Exchange Offer, (ii) the requirement for a participating Class B stockholder to execute and deliver the Makewhole Agreement with respect to the Class B-Y common stock issued in an Exchange Offer, and (iii) the conditions that must be satisfied before Visa can conduct a Successive Exchange Offer for any new class of Class B-Y common stock (each as described herein).

•

Article IV, Section 4.26(a) will be amended to provide (i) that Visa may make deposits into the U.S. Covered Litigation escrow account so long as the Class B-1 Conversion Rate after such action remains equal to or greater than zero, even if such action reduces any Class B-Y Conversion Rate below zero, and (ii) for the treatment of a transaction that causes the Class B-Y Conversion Rate to fall below or, upon the occurrence of the Escrow Termination Date, rise above, zero.

•	The definition of “Applicable Conversion Rate” will be amended to provide the calculation of the applicable Class B-Y Conversion Rates as described herein.

Purpose and Effect of the Class B Exchange Offer Program Certificate Amendments

Under the Class B Exchange Offer Program Certificate Amendments, the Class B common stock will be redenominated as Class B-1 common stock, and Visa will be authorized to conduct the Initial Exchange Offer, in which each Class B-1 stockholder will have the opportunity to exchange some or all of its Class B-1 common stock, and up to three Successive Exchange Offers, in which Class B stockholders would have the opportunity to exchange some or all of the class of Class B common stock it received in the applicable Exchange Offer for the next preceding class of Class B common stock. Under each Exchange Offer, for every two shares of Class B-X common stock tendered, a participating holder would receive (i) one newly issued share of Class B-Y common stock (the successive class of Class B common stock) and (ii) newly issued Class C common stock in an amount equivalent to one share of Class B-X common stock (based on the respective amounts of Class A common stock into which the applicable Class B-X common stock and Class C common stock would be convertible as of the completion of the Exchange Offer). In order to participate in any Exchange Offer, a participating Class B stockholder, together

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with any applicable Parent Guarantor thereof, will be required to execute and deliver to Visa a separate Makewhole Agreement, substantially in the form attached as Annex B to this proxy statement, as described herein.

Collectively, the Class B Exchange Offer Program Certificate Amendments, the consummation of the Initial Exchange Offer and any Successive Exchange Offer, and the execution of the Makewhole Agreements described below are designed to benefit all Visa stockholders by: (i) providing economically equivalent protection to Class A and Class C stockholders from the remaining U.S. Covered Litigation, (ii) providing a programmatic and measured structure for releasing portions of Class B common stock thereby mitigating potential overhang risk, and (iii) providing our Class B stockholders—large and small financial institution clients—with the opportunity for partial liquidity after having been restricted from making public sales for over 15 years.

As shown in the following table, after the completion of the Exchange Offer Program, the value of the protection provided to our Class A and Class C stockholders from U.S. Covered Litigation would remain equivalent to the value of the Class B common stock prior to the Exchange Offer, while the potential overhang risk could lessen as compared to the amount of overhang risk under our current Certificate provisions. As noted above, each Successive Exchange Offer is also predicated on the necessary reduction in litigation exposure as measured by “interchange at issue” in the U.S. Covered Litigation.

	Under Current Certificate Provisions	Post-Initial Exchange Offer(1)	Post-Exchange Offer Program(2)

Value of Protection from U.S. Covered Litigation	$[ ]billion(3) of coverage, composed of shares of Class B common stock, plus Loss Sharing Agreement	$[ ]billion(3) of coverage, composed of $[ ]billion(3) shares of Class B common stock and $[ ]billion(3) under Makewhole Agreements, plus Loss Sharing Agreement	$[ ]billion(3) of coverage, composed of $[ ]billion(3) shares of Class B common stock and $[ ]billion(3) under Makewhole Agreements, plus Loss Sharing Agreement

Amount of Potential Overhang Risk Upon Final Resolution of U.S. Covered Litigation(4)	$[ ]billion(3)	$[ ]billion(3)	$[ ]billion(3)

(1)	Assuming full participation in the Initial Exchange Offer.
(2)

Assuming full participation in each Successive Exchange Offer, that Visa conducts all Successive Exchange Offers, and that Visa reaches the required reduction in interchange at issue for each Successive Exchange Offer.

(3)	Value of Class B common stock on an as-converted to Class A basis based on $[ ] closing price of Class A common stock on November 24, 2023. Values assume constant Class A common stock price.
(4)	Assumes all shares of Class C common stock issued in an Exchange Offer are sold upon completion of the Exchange Offer.

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Visa Common Stock Received in each Exchange Offer

The Class B-Y common stock received by participating holders in the Initial Exchange Offer and each Successive Exchange Offer will be a new class of stock that is subject to the same transfer and convertibility restrictions that currently apply to the Class B common stock.

As an illustrative example of what each holder would receive in the Initial Exchange Offer, let us assume there are three stockholders that each hold 100,000 Class B shares, the Class B Conversion Rate is 1.5875, Class C Conversion Rate is 4.000, and the Class A share price on the date of exchange is $[            ]. Their holdings after the Initial Exchange Offer, based on their participation level, would be as follows:

	Option 1: Class B stockholder does not elect to participate in initial Potential Exchange Offer		Option 2: Class B stockholder elects to fully participate in initial Potential Exchange Offer		Option 3: Class B stockholder elects to exchange 1⁄2 of shares in initial Potential Exchange Offer
	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
B	100,0000	[ ](1)	100,000	[ ](1)	100,000	[ ](1)

All Class B shares are exchanged for Class B-1 shares

B1	100,000	[ ](1)	100,000	[ ](1)	100,000	[ ](1)

Exchange	0	0	100,000	[ ](1)	50,000	[ ]

B-1	100,000	[ ](1)	-	-	50,000	[ ]
B-2	-	-	50,000	[ ]	25,000	[ ]
C	-	-	19,877(2)	[ ](4)	9,938(3)	[ ](4)
In every scenario, total value ($) does not change

Figures may not recalculate exactly due to rounding.

(1)

Aggregate value: multiply 100,000 shares of Class B common stock by Class B Conversion Rate (1.5875) to determine as-converted Class A common stock equivalent (158,750); then multiply by share price based on the $[            ] NYSE closing price of Class A common stock on November 24, 2023.

(2)

To determine the number of shares of Class C common stock received: multiply 50,000 shares of Class B-1 common stock (1/2 of B-1s exchanged) by the Class B Conversion Rate (1.5875) to determine the as-converted Class A common stock equivalent (79,375 shares); then divide that amount by 4 (the Class C Conversion Rate).

(3)

To determine the number of shares of Class C common stock received: multiply 25,000 shares of Class B-1 common stock (1/2 of B-1s exchanged) by the Class B Conversion Rate (1.5875) to determine the as-converted Class A common stock equivalent (39,687 shares); then divide that amount by 4 (the Class C Conversion Rate).

(4)	Includes cash paid in lieu of fractional shares.

Immediately following completion of the Initial Exchange Offer and each Successive Exchange Offer, the Class B-Y Conversion Rate for the class of Class B-Y common stock issued in the Exchange Offer will equal the Class B-X Conversion Rate for the Class B-X common stock tendered in the Exchange Offer in effect immediately prior to the Exchange Offer’s completion. However, following any future deposits made to the U.S. Covered Litigation escrow account, future downward adjustments to the applicable Class B-Y Conversion Rate will be accelerated to occur at twice the rate as that applicable to the class of Class B-X common stock tendered in exchange. As of November 24, 2023, there were [            ] shares of Class B common stock outstanding, which had a market value of more than $[            ] billion on an as-converted basis based on Visa’s Class A closing share price and the Class B Conversion Rate on November 24, 2023. Assuming full participation, upon completion of the Initial Exchange Offer, we would have an aggregate of approximately [            ] million shares of Class B-2 common stock outstanding, which, based on the same Class A share price and conversion rate, would have a market value of more than $[            ] billion on an as-converted basis. This as-converted market value would remain available to absorb liability for the U.S. Covered Litigation through the Class B-2 Conversion Rate adjustment mechanism applicable to the Class B-2 common stock.

Class C common stock is not currently subject to transfer restrictions under the Certificate and automatically converts to four shares of Class A common stock upon a sale into the public market. However, to mitigate the potential market disruption that could occur upon the immediate sale of the Class C common stock issued in an Exchange Offer, the Makewhole Agreements

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will contain transfer restrictions that will only allow a participating holder to sell up to one-third of the Class C common stock it receives in the applicable Exchange Offer within the first 45 days following the applicable Exchange Offer, up to two-thirds within the first 90 days following the applicable Exchange Offer, and the balance after 90 days following the applicable Exchange Offer. Assuming full participation in the Initial Exchange Offer, based on the current Class B Conversion Rate, Visa would issue approximately [            ] million shares of Class C common stock in the Exchange Offer, which would be convertible, following the expiration of the Makewhole Agreement’s transfer restrictions into approximately [            ] million shares of Class A common stock that may be sold publicly prior to the Escrow Termination Date.

Makewhole Agreements

Class B stockholders who elect to participate in any Exchange Offer will be required to execute and deliver a Makewhole Agreement with respect to the Class B-Y common stock issued to it in an Exchange Offer. Under each Makewhole Agreement, the participating holder will agree to reimburse Visa for the portion of any future deposit into the U.S. Covered Litigation escrow account that, but for the holder’s participation in the applicable Exchange Offer, would have been absorbed by such holder through downward adjustments to the conversion rate of the class of Class B-X common stock tendered in the applicable Exchange Offer if, as a result of the deposit, the as-converted value of the Class B-Y common stock it received in the applicable Exchange Offer becomes or is already less than zero but the as-converted value of the applicable Class B-X common stock remains greater than or equal to zero.

A Class B stockholder who participates in more than one Exchange Offer would be party to multiple Makewhole Agreements, one for each Exchange Offer in which the stockholder participates. However, a holder who is party to Makewhole Agreements for more than one class of Class B-Y common stock would only be obligated to reimburse Visa under the Makewhole Agreement that corresponds to a single class of Class B-Y common stock at any given time. So long as the Class B-X Conversion Rate with respect to any Class B-X and Class B-Y common stock pair remains greater than or equal to zero, payment obligations would only arise under the Makewhole Agreements for the corresponding Class B-Y common stock. If the Class B-X Conversion Rate in such Class B-X and Class B-Y common stock pair falls to zero, payment obligations under the Makewhole Agreements relating to such Class B-Y common stock would terminate, and potential payment obligations would arise under the Makewhole Agreements relating to the Class B-X common stock. In this scenario, the Class B-X common stock would effectively become the Class B-Y common stock with respect to the preceding Class B-X and Class B-Y common stock pair. The obligation to reimburse Visa under successive Makewhole Agreements would continue in this manner until the Class B-1 Conversion Rate reaches zero. At such time, the Class B-1 common stock would have lost all value and, following the exhaustion of the U.S. Covered Litigation escrow account, the parties to the Loss Sharing Agreement would be obligated to indemnify Visa under the Loss Sharing Agreement.

Using the Makewhole Agreement corresponding to the Class B-2 common stock issued in the Initial Exchange Offer as an example, for each share of Class B-2 common stock issued to a Class B-1 stockholder in the Initial Exchange Offer, the makewhole payment obligation would equal two times the reduction in value that a single share of Class B-1 common stock would have experienced following a deposit into the U.S. Covered Litigation escrow account.

The loss absorption capacity attributable to the Class B common stock fluctuates with changes in the price of Class A common stock. Assuming a constant Class B Conversion Rate, changes in the price of Class A common stock will cause proportional changes in the total loss absorption capacity of Class B common stock. Upon the effectiveness of the Class B Exchange Offer Program Certificate Amendments and completion of the Initial Exchange Offer and any Successive Exchange Offer, the total loss absorption capacity of any outstanding class of Class B-Y common stock, and the total potential makewhole payment obligations under the Makewhole Agreements, will similarly fluctuate with changes in the market price of our Class A common stock. Because there is no cap on the Class A common stock price, as long as the Class B-1 Conversion Rate is greater than zero, there is no cap on the value of Class B-1 common stock. Therefore, until all U.S. Covered Litigation has been resolved, there is no dollar cap on the amount of payments that a participating holder and its Parent Guarantors may be obligated to make under its Makewhole Agreement.

Authority to Repurchase Class B Common Stock

Visa is authorized under the Certificate, and will remain authorized following the effectiveness of the Class B Exchange Offer Program Certificate Amendments, to repurchase outstanding shares of our common stock, including Class B common stock, Class B-1 common stock and any new class of Class B-Y common stock issued in an Exchange Offer. We may in the future

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conduct repurchases of such stock, including through one or more tender offers, as we deem appropriate based on, among other things, the status of the U.S. Covered Litigation, our estimates of remaining monetary liability with respect thereto and Visa’s assessment at the time of the potential loss-absorption capacity of the remaining Class B common stock. Any such repurchases, which would reduce the aggregate loss-absorption capacity of the Class B common stock, would occur upon the terms and at the prices as we may determine in our discretion.

Background and Reasons for the Class B Exchange Offer Program Amendments

In the ordinary course of business, Visa’s Board and management regularly review our governing documents and oversee risk management, including risks related to legal matters. In connection with such reviews, the Board and management have discussed whether it would be in the best interests of Visa and its stockholders to release portions of the Class B common stock from the transfer restrictions to which they are currently subject. The Class B common stock has been subject to transfer restrictions for over 15 years, substantially longer than Visa and the Class B stockholders expected at the time of the 2008 IPO, and with significant progress towards resolving the remaining U.S. Covered Litigation, including the finalization of the settlement with the damages class, we believe now is an appropriate time to adopt the Class B Exchange Offer Program Certificate Amendments.

After consideration of information and analysis prepared by Visa management (with input from outside advisors) regarding the remaining U.S. Covered Litigation, the current as-converted market value of Class B common stock, and the impact that a one-time conversion of up to all outstanding shares of Class B common stock may have on our Class A and Class C stockholders, the Board has determined that adoption of the Class B Exchange Offer Program Certificate Amendments is in the best interest of all of our stockholders.

Stockholder Engagement

In consultation with the Board, management initiated a dedicated process of engagement with stockholders related to the Exchange Offer Program, and thereafter finalized the terms of the Class B Exchange Offer Program Certificate Amendments, including the terms and conditions of the Makewhole Agreement. This evaluation included engagement with holders of each class of our common stock, as well as other Visa stakeholders, to discuss the Class B Exchange Offer Program Certificate Amendments and the proposed Exchange Offer Program and solicit feedback for consideration by management and the Board. Visa conducted outreach to Class A stockholders representing approximately 58% of outstanding Class A common stock, Class B stockholders representing approximately 75% of outstanding Class B common stock and Class C stockholders representing approximately 57% of outstanding Class C common stock. Discussions were held with all stockholders across the three classes who expressed interest to engage with Visa on this matter, totaling Class A stockholders representing approximately 41% of outstanding Class A common stock, Class B stockholders representing approximately 75% of outstanding Class B common stock, and Class C stockholders representing approximately 57% of outstanding Class C common stock. Engagement with stockholders informed the Board’s decision made to recommend the approval and adoption of the Class B Exchange Offer Program Certificate Amendments. During our engagement discussions with stockholders regarding the Exchange Offer Program, stockholders provided feedback that supporting Visa’s stock price through share repurchases would be viewed favorably. The Board took that feedback into consideration and consistent with prior practices, has authorized a new $25 billion Class A common stock share repurchase program, providing multi-year flexibility, that was announced on October 24, 2023. Following the evaluation process, the Board declared advisable and approved the Class B Exchange Offer Program Certificate Amendments and resolved to (i) submit the approval and the adoption of the Class B Exchange Offer Program Certificate Amendments to stockholders of Visa at the Annual Meeting, and (ii) recommend that Visa stockholders approve and adopt the Class B Exchange Offer Program Certificate Amendments at the Annual Meeting.

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Key Board Considerations

In reaching its determinations, the Board consulted with Visa’s independent advisors, and considered various information and factors described below. Among the key information and factors considered by the Board were:

The Exchange Offer Program would provide Class A and Class C stockholders with economically equivalent protection from the U.S. Covered Litigation.

The Exchange Offer Program is designed to mitigate potential overhang risk for Class A and Class C stockholders by providing for the programmatic and measured release of portions of Class B common stock and by imposing temporary restrictions to manage the conversion and transfer of participating holders’ Class C common stock.

Visa has made significant progress to resolve the remaining U.S. Covered Litigation.

The release of transfer restrictions applicable to portions of the Class B common stock would permit Class B stockholders to realize a portion of Visa’s post-IPO value creation and provides the opportunity to strengthen client relationships with Visa’s Class B stockholders.

•

The Exchange Offer Program would provide Class A and Class C stockholders with economically equivalent protection from the U.S. Covered Litigation. For the past 15 years, the Responsibility Plan has insulated Class A and Class C stockholders from monetary liability related to U.S. Covered Litigation. When developing the Exchange Offer Program, the Board and management focused on designing a program that preserved an economically equivalent level of protection for Class A and Class C stockholders that is comparable with the Responsibility Plan in place today. Visa’s Board believes the Exchange Offer Program achieves this economically equivalent protection, subject to the credit risk of Class B stockholders and their respective Parent Guarantors that are party to Makewhole Agreements, as well as possible delays in collection under the Makewhole Agreements.

As described above, Class B stockholders who elect to participate in any Exchange Offer will be required to execute and deliver a Makewhole Agreement with respect to the Class B-Y common stock issued in such Exchange Offer, pursuant to which the participating Class B stockholder will agree to reimburse Visa for the portion of any future deposit into the U.S. Covered Litigation escrow account that, but for the holder’s participation in the applicable Exchange Offer, would have been absorbed by such holder through downward adjustments to the conversion rate of the class of Class B-X common stock tendered in the applicable Exchange Offer.

When evaluating the protections provided under the Exchange Offer Program and determining that the protections are in the best interests of our Class A and Class C stockholders, the Board considered the credit and collection risk associated with the Makewhole Agreements, that the Class B stockholders are predominantly U.S. financial institutions that are generally considered creditworthy, obligations under the Makewhole Agreements would be guaranteed by such holders’ respective Parent Guarantors, and that payments under each Makewhole Agreement will only be required if the as-converted value of the Class B-Y common stock received in the applicable Exchange Offer is first reduced to zero.

The Board additionally considered the viability of alternative options, such as repurchasing Class B common stock, which is and will remain permitted under the Certificate (regardless of whether the Class B Exchange Offer Program Certificate Amendments are adopted), but which would reduce the aggregate loss-absorption capacity of the Class B common stock. See Purpose and Effect of the Class B Exchange Offer Program Certificate Amendments. In light of the foregoing considerations, the Board and Visa management believe that the Makewhole Agreements, when combined with the conversion rate adjustment mechanism applicable to each class of Class B-Y common stock received in an Exchange Offer, together with the market value of and conversion rate adjustment mechanism applicable to any Class B-X common stock not exchanged in any Exchange Offer (which will remain available to absorb liability for the U.S. Covered Litigation), maintain a level of protection to the Class A and Class C stockholders that is economically equivalent to the protection that exists today.

•

The Exchange Offer Program is designed to mitigate potential overhang risk for Class A and Class C stockholders by providing for a programmatic structure to release portions of Class B common stock and by imposing temporary restrictions to manage the conversion and transfer of participating holders’ Class C common stock. Under the Certificate’s current transfer restrictions, all outstanding shares of Class B common stock will be simultaneously released on the Escrow Termination Date, rendering them convertible into transferable shares of

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Class A common stock. Since our IPO in 2008, the aggregate market value of the outstanding Class B common stock has increased substantially. The simultaneous release of the transfer restrictions applicable to shares representing such significant value would result in a significant amount of Class A common stock becoming available for public sale and may thus impose considerable downward pressure on the trading price of the Class A common stock.

Accordingly, the Board and Visa management have developed the Exchange Offer Program with an eye toward reducing such market-based risks for our Class A and Class C stockholders. The Exchange Offer Program reduces potential overhang risk in two respects. First, depending on the number of Class B common stock tendered in the Initial Exchange Offer and any Successive Exchange Offer, the Exchange Offer Program would reduce the amount of outstanding Class B common stock eligible for conversion and sale upon the Escrow Termination Date. Second, the transfer restrictions in the Makewhole Agreements would manage the conversion and transferability of the Class C common stock issued in the Initial Exchange Offer and any Successive Exchange Offer. We believe these protections will mitigate the potential overhang risk and market impact associated with the simultaneous release of all outstanding Class B common stock upon the Escrow Termination Date, as currently contemplated under our Certificate.

•

Visa has made significant progress to resolve the remaining U.S. Covered Litigation. The transfer restrictions on the Class B common stock have remained in place significantly longer than Visa and the Class B stockholders anticipated at the time of our 2008 IPO. While Visa cannot predict when the U.S. Covered Litigation will ultimately be resolved, Visa has continued to make progress toward the final resolution of all outstanding claims. The MDL is composed primarily of a damages class, claims brought by merchants that opted out of the damages class, and an injunctive relief class.

As announced on March 15, 2023, the U.S. Court of Appeals for the Second Circuit affirmed the 2018 settlement agreement with the damages class, as previously approved by the U.S. District Court for the Eastern District of New York in 2019. Because no settlement objector sought review of the Court of Appeals’ decision, the 2018 damages class settlement is now final. In addition, Visa has continued to make significant progress in settling the claims of plaintiffs that opted out of the damages class. Inclusive of individual settlements prior to the 2018 damages class settlement, the 2018 damages class settlement, and the settled opt-outs from 2004 to 2018, Visa has settled claims representing approximately 90% of the payments volume and interchange at issue in the MDL, and to date Visa has paid through the Responsibility Plan approximately $6.6 billion as part of those settlements.

With the final approval of the damages class settlement, our remaining potential monetary liability under the U.S. Covered Litigation is primarily related to unsettled merchant claims brought by plaintiffs that opted out of the damages class. Recent settlements have ranged from approximately 3-8% of a merchant’s applicable interchange from 2004 to 2018. If there is no settlement with these merchants, the range of remaining damages exposure based upon merchant claims is approximately $25-$35 billion through calendar year 2022, prior to any trebling, undiscounted, and before any challenge to the claim is addressed by a court. In the future, this amount could exceed the as-converted value of the outstanding Class B common stock. For illustrative purposes only, if we applied the approximate 3-8% settlement range to the unresolved and outstanding interchange from 2004 through calendar year 2022, our approximation of the remaining settlement value would be between $1.4-4 billion, and the escrow balance available for settlements and judgments was $1.8 billion as of September 30, 2023.

•

The release of transfer restrictions applicable to portions of the Class B common stock would permit Class B stockholders to realize a portion of Visa’s post-IPO value creation and provides an opportunity to strengthen our client relationships with Class B stockholders. Since our IPO in 2008, Visa has created significant value for stockholders but, because the final resolution of all U.S. Covered Litigation has not yet occurred, Class B stockholders have been unable to fully capitalize on that value creation. Importantly, most Class B stockholders are also Visa’s long-term clients and primary commercial partners. The Exchange Offer Program would provide participating Class B stockholders with near-term liquidity with respect to portions of their Class B common stock and, as a result, potentially better regulatory capital treatment. Large and small financial institution clients who hold our Class B common stock would have the ability to unlock value that would represent a significant portion of tangible common equity, representing an opportunity to strengthen client relationships and providing value for all stockholders. In addition, Visa does not anticipate adverse tax consequences for Class A or C stockholders, or for Class B stockholders that do not participate in an Exchange Offer, as a result of the Class B Exchange Offer Program Certificate Amendments or the Exchange Offer Program. The intended U.S. federal income tax treatment for holders participating in the Initial Exchange Offer will be more fully described in the documentation provided in connection with the Initial Exchange Offer. See Regulatory Matters; Additional Information below.

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In reaching its determinations and recommendations with respect to the Class B Exchange Offer Program Certificate Amendments, the Board also considered the following potential adverse consequences, risks and countervailing factors:

•

Credit and collection risk of the Class B stockholders associated with early release. When evaluating the Class B Exchange Offer Program Certificate Amendments, the Board considered the credit and collection risk associated with potential payments under the Makewhole Agreements. Because the Class B stockholders are predominantly U.S. financial institutions that are generally considered creditworthy and obligations under the Makewhole Agreements would be guaranteed by such holders’ respective Parent Guarantors, the Board believes that the Makewhole Agreements, when combined with the conversion rate adjustment mechanism applicable to each class of Class B-Y common stock received in an Exchange Offer and the market value of and conversion rate adjustment mechanism applicable to any Class B-X common stock not exchanged in an Exchange Offer, which will remain available to absorb liability for the U.S. Covered Litigation, maintain a level of protection to Visa and thus to the Class A and Class C stockholders that is economically equivalent to the protection that exists today. However, there can be no assurance that the credit and collection risk associated with the Class B stockholders will be economically equivalent under the Exchange Offer Program relative to the Responsibility Plan.

•

Acceptability of terms to Class B stockholders and outcome of the Exchange Offer Program. The value of the Class B common stock has appreciated significantly since our IPO, and there can be no assurance that the opportunity for partial liquidity provided through the Exchange Offer Program will be viewed as sufficient and acceptable to the Class B stockholders. If our Class B stockholders decide not to participate in the Initial Exchange Offer and/or in any Successive Exchange Offer, the amount of Class B common stock outstanding that would be available for conversion into Class A common stock upon the Escrow Termination Date could remain significant, as a result of which the expected reduction in potential overhang risk for Class A and Class C stockholders could fail to materialize.

•

The Exchange Offer Program could adversely affect Class A common stock trading prices. There is a risk that the trading price of Class A common stock may decline in connection with the sale of Class C common stock that is issued in connection with each Exchange Offer. However, the Board believes that the potential overhang risk relating to such issuance under the Exchange Offer Program is outweighed by the potential overhang risk relating to the release of all outstanding shares of Class B common stock that would occur upon the Escrow Termination Date, as provided for by the Certificate’s current transfer restrictions.

•

Impact of announcement, including disclosures that may impact the value of future U.S. Covered Litigation settlements. The uncertainty about the effect of the Exchange Offer Program, regardless of whether it is completed, on the Company’s stakeholders could impair the Company’s ability to operate in the ordinary course of business and could cause changes in existing business relationships. The Board was also aware of the potential for litigation arising in connection with any transaction involving any release of the Class B common stock. However, the Board believes that the Exchange Offer Program is in the best interests of Visa and its stockholders in the long term. In addition, the disclosures made in connection with the proposed adoption of the Class B Exchange Offer Program Certificate Amendments, including those included in this Proxy Statement, may include information that would not have otherwise been disclosed to the parties in the U.S. Covered Litigation, and which may adversely impact the future value of U.S. Covered Litigation settlements.

As a result of these deliberations, the Board concluded that the potential beneficial impacts of the Class B Exchange Offer Program Certificate Amendments, including the proposed Exchange Offer Program, outweigh the potential adverse consequences, risks and negative factors described above.

The discussion of the information and factors that the Board considered, as noted above, in making its determination and recommendation regarding the Class B Exchange Offer Program Certificate Amendments is not intended to be exhaustive but includes the material factors considered. In view of the wide variety of factors considered and the complexity of these matters, the Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weight to these factors. In addition, individual members of the Board may have assigned different weights to different factors. The Board considered this information as a whole and overall considered the information and factors to be favorable to, and in support of, its determinations and recommendations.

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Regulatory Matters; Additional Information

We are not aware of any material regulatory requirements that must be complied with or regulatory approvals that must be obtained in connection with the Class B Exchange Offer Program Certificate Amendments, other than compliance with applicable federal and state securities laws and the filing of the Class B Exchange Offer Program Certificate Amendments with the Secretary of State of the State of Delaware.

Visa expects to file with the SEC a Registration Statement on Form S-4 in connection with the Initial Exchange Offer if the Class B Exchange Offer Program Certificate Amendments are approved. The registration statement will contain important information about Visa, the Initial Exchange Offer, and related matters, including, without limitation, the expected U.S. federal tax treatment for holders participating in the Initial Exchange Offer. The registration statement can be viewed at sec.gov and our investor relations website at investor.visa.com as soon as reasonably practicable after it is electronically filed with the SEC.

Legal Effectiveness of the Class B Exchange Offer Program Certificate Amendments

Under our Certificate, this proposal requires the affirmative vote of (i) the holders of at least a majority of the voting power of the outstanding shares of Class A common stock, voting as a separate class, (ii) the holders of at least a majority of the voting power of the outstanding shares of Class B common stock, voting as a separate class, and (iii) the holders of at least a majority of the voting power of the outstanding shares of Class C common stock, voting as a separate class. In addition, the proposal requires the affirmative vote of at least a majority of the Class A, Class B and Class C common stock in the aggregate, which will be achieved if at least a majority of the voting power of the outstanding shares of each of the Class A, Class B and Class C common stock, voting together as a single class (with Class B common stock and Class C common stock voting on an as-converted to Class A common stock basis), are voted in favor of the proposal. In each case, abstentions and broker non-votes will have the same effect as votes AGAINST the proposal.

If this proposal is approved by each of the classes of common stock individually, as well the classes in the aggregate, as described above, the Class B Exchange Offer Program Certificate Amendments will become effective upon the filing of a certificate of amendment setting forth the Class B Exchange Offer Program Certificate Amendments with the Secretary of State of the State of Delaware, which is currently expected to occur promptly after receiving the requisite approvals. The Board reserves the right to elect to abandon the Class B Exchange Offer Program Certificate Amendments at any time before they become effective, even if they are approved by the stockholders. If this proposal does not receive the requisite approvals, the Class B Exchange Offer Program Certificate Amendments will not be implemented, our Certificate will not be amended, and Class B stockholders will remain subject to the existing transfer restrictions set forth in our Certificate.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE CLASS B EXCHANGE OFFER PROGRAM CERTIFICATE AMENDMENTS.

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Proposal 5 — Approval of One or More Adjournments of the Annual Meeting to a Later Date or Time, if Necessary or Appropriate, to Solicit Additional Proxies in Favor of Proposal 4

Visa is seeking stockholder approval of one or more adjournments of the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of Proposal 4 in the event that there are not sufficient votes at the time of the Annual Meeting to approve the Class B Exchange Offer Program Certificate Amendments.

This proposal will be approved and adopted if a majority of the shares of Class A common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting are voted in favor of such proposal, with abstentions having the same effect as votes AGAINST the proposal. Broker nonvotes, if any, will have no impact on the approval of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE ANNUAL MEETING TO A LATER DATE OR TIME, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSAL 4.

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Proposal 6 — Stockholder Proposal Requesting that the Board Adopt a Policy to Seek Shareholder Ratification of Certain Termination Pay Arrangements

John Chevedden, whose address is 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, has requested that the following proposal be included in this proxy statement and has indicated that he intends to bring such proposal before the Annual Meeting. Mr. Chevedden has submitted documentation indicating that he is the beneficial owner of at least 30 shares of our Class A common stock and has advised Visa that he intends to continue to hold the requisite amount of shares through the date of the Annual Meeting. Mr. Chevedden’s proposal and its related supporting statement are followed by a recommendation from the Board of Directors. The Board of Directors disclaims any responsibility for the content of the proposal and the statement in support of the proposal, which are presented in the form received from the stockholder.

Proposal 6 – Shareholder Ratification of Excessive Termination Pay

Shareholders request that the Board adopt a policy to seek shareholder approval of the top 10 senior managers’ new or renewed pay package that provides for termination payments with an estimated value exceeding 2.99 times the sum of the executive’s base salary plus target short-term bonus.

The Board shall retain the option to seek shareholder approval at an annual meeting after material terms are agreed upon.

Generous performance-based pay can sometimes be justified but shareholder ratification of “golden parachute” severance packages with a total cost exceeding 2.99 times base salary plus target short-term bonus better aligns management pay with shareholder interests.

This proposal is relevant even if there are current golden parachute limits. A limit on golden parachutes is like a speed limit. A speed limit by itself does not guarantee that the speed limit will never be exceeded. Like this proposal the rules associated with a speed limit provide consequences if the limit is exceeded. With this proposal the consequences are a non-binding shareholder vote is required for unreasonably high golden parachutes.

This proposal places no limit on long-term equity pay or any other type pay. This proposal thus has no impact on the ability to attract executive talent or discourage the use of long-term equity pay because it places no limit on golden parachutes. It simply requires that extra large golden parachutes be subject to a non binding shareholder vote at a shareholder meeting already scheduled for other matters.

This proposal is relevant because the annual say on executive pay vote does not have a separate section for approving or rejecting golden parachutes.

The topic of this proposal received between 51% and 65% support at:

FedEx

Spirt AeroSystems

Alaska Air

Fiserv

Please vote yes:

Shareholder Ratification of Excessive Termination Pay – Proposal 6

2024 Proxy Statement	117

Proposal 6

Statement of the Board of Directors in Opposition to Proposal 6

The Board of Directors recommends that stockholders vote AGAINST this proposal, for the following reasons:

•

We already have an effective policy in place that requires us to seek stockholder approval for any future arrangement with any executive officer that provides for cash severance benefits exceeding 2.99 times the sum of the base salary plus target bonus.

•

We believe that the overly broad policy requested by the stockholder proposal would severely diminish our competitiveness as an employer and limit our ability to attract and retain highly qualified executive talent.

•	None of our primary competitors has a policy requiring stockholder approval of both cash and equity termination payments.

•	Our approach to executive termination arrangements is disciplined, responsible, and reasonable, making this proposal unnecessary.

•	Our current compensation practices align the incentives of senior leadership and stockholders.

•	Stockholders already have opportunities to provide feedback on executive compensation and post-termination compensation policies.

•	Stockholders have overwhelmingly endorsed our executive compensation practices.

We already have an effective policy in place that requires us to seek stockholder approval for any future arrangement with any executive officer that provides for cash severance benefits exceeding 2.99 times the sum of the base salary plus target bonus. We believe that our tailored policy is the appropriate approach in aligning our executive compensation program with stockholder value creation, rather than the overly broad policy requested by the proposal, which would be impractical to implement and limit our ability to attract and retain qualified executive talent. Our current policy provides a balanced and reasonable limit on executive severance benefits, and our annual “Say-on-Pay” vote provides another mechanism for stockholders to provide feedback regarding our executive compensation program.

We believe that the overly broad policy requested by the proposal would severely diminish Visa’s competitiveness as an employer and limit our ability to attract and retain highly qualified executive talent. Implementing the proposal would require certain aspects of employment offers to be contingent on stockholder approval. Such a requirement would put us at a competitive disadvantage in the labor market because the types of termination payments and benefits implicated by the proposal may be raised by candidates when negotiating employment offers for senior leadership positions. As a result, this proposal would interfere with our ability to make timely competitive offers of employment for highly qualified executive talent, which would negatively impact our efforts to enhance stockholder value and drive long-term strategic outcomes.

None of our primary competitors have a policy requiring stockholder approval of cash, equity, and all other forms of termination payments. Moreover, the vast majority of companies in our compensation peer group have not adopted any type of policy requiring stockholder approval of all forms of termination payments. As a result, our top candidates may seek employment from a direct competitor or elsewhere once they learn that key aspects of their employment offer would require stockholder approval. These same issues would arise in developing employment packages to retain key employees. The resulting recruiting disadvantages and potential loss of talent in senior leadership could harm our stockholders. The uncertainty from seeking stockholder approval in such circumstances demonstrates the impracticality and negative impacts of this proposal.

Our approach to executive termination arrangements is disciplined, responsible, and reasonable, making this proposal unnecessary. Our compensation program is designed to promote retention and reward performance that enhances stockholder value and drives long-term strategic outcomes. Accordingly, a significant portion of our executives’ compensation consists of equity awards in the form of stock options, restricted stock units, and performance shares. For example, to align senior leadership and stockholder incentives, our Executive Severance Plan and equity award agreements do not provide for any gross-ups and require a qualifying termination following a change in control before any change of control payments or benefits become available. There are no “single-trigger” payments upon a change of control. Equity awards granted since November 2021 provide pro-rated value for involuntary terminations without Cause to recognize our executives’ performance and contributions during the vesting period. In addition, the benefits available under the Executive Severance Plan are in line

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Proposal 6

with the plans offered by our peers and primary competitors. Specifically, any such benefits are capped at two times base salary and target annual incentive, a pro-rated annual incentive for the year of termination, and a lump sum payment to provide continued health benefits for two years. Therefore, this proposal is unnecessary.

Visa’s current compensation practices already align the incentives of senior leadership and stockholders. Our long-term equity incentive awards are a fundamental component of our compensation program and align senior leadership interests with stockholders’ interest by linking a substantial portion of compensation to the achievement of long-term corporate performance and operational efficiency. By requiring stockholder approval for executives to realize the full value of their equity awards upon a qualifying termination, the policy requested by this proposal effectively reduces the recruitment and retention value of long-term equity incentive awards in the executive compensation program. As a result, the proposal directly conflicts with one of the primary principles of our compensation program—namely, the alignment of senior leadership and stockholders’ interests. In addition, implementing the proposal would likely lead to elimination of change of control provisions, which risks potential misalignment between executives and stockholders during a potential change of control transaction with respect to executive retention and deal certainty. Furthermore, implementing this proposal would create additional risk of misalignment between Visa’s executives subject to our current policy and those subject to the policy requested by the proposal.

Stockholders already have opportunities to provide feedback on executive compensation and post-termination compensation policies. Our annual Say-on-Pay vote provides opportunities for our stockholders to examine and provide their feedback on our executive compensation program. Our Board and management team greatly value the feedback of our stockholders, and we proactively engage with, and solicit feedback from, our stockholders regarding our executive compensation programs and philosophy. Our Board and management team routinely discuss our stockholders’ feedback on our executive compensation program. Furthermore, in calendar year 2023 we contacted our top 75 stockholders representing approximately 65% of the outstanding Class A common stock to discuss, among other things, executive compensation matters and held, or are scheduled to hold, videoconference meetings with 43 stockholders representing approximately 25% of our outstanding Class A common stock. A summary of all feedback is provided to our executive leadership and Board for discussion. This ongoing engagement with stockholders on our compensation program make the overly burdensome stockholder approval requirements set forth in the proposal unnecessary.

Stockholders have overwhelmingly endorsed Visa’s executive compensation practices. We describe the details of our executive termination arrangements in the Compensation Discussion & Analysis and Potential Payments upon Termination or Change of Control sections of our proxy statement, and over the last five annual meetings of stockholders we have received an average of approximately 92% support for our advisory vote to approve executive compensation. These vote results demonstrate continued investor support for our executive compensation program design, including our termination arrangements. Similarly, in 2021 we received over 95% support for the amended and restated Visa Inc. 2007 Equity Incentive Compensation Plan, which authorizes equity awards to be accelerated upon various types of termination.

As a result, the Board believes that the policy requested by this stockholder proposal is not necessary and not in the best interest of our stockholders.

FOR THE REASONS STATED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL.

2024 Proxy Statement	119

Voting and Meeting Information

Voting and Meeting Information

Information About Solicitation and Voting

This proxy is solicited on behalf of the Board for use at the Annual Meeting to be held online via a live webcast at virtualshareholdermeeting.com/V2024 on Tuesday, January 23, 2024 at 8:30 a.m. Pacific Time, and any adjournment or postponement thereof. We will provide a re-playable webcast of the Annual Meeting, which will be available on the Events Calendar section of our Investor Relations website at investor.visa.com.

Who Can Vote

Visa’s Class A common stockholders of record at the close of business on November 24, 2023 will be entitled to vote on Proposals 1-3 and Proposals 5-6 at the Annual Meeting.

Visa’s Class A, Class B, and Class C stockholders of record at the close of business on November 24, 2023 will each be entitled to vote on Proposal 4 at the Annual Meeting.

On November 24, 2023, there were [            ] shares of Class A common stock outstanding, [            ] shares of Class B common stock outstanding (or [            ] on an-as converted to Class A common stock basis), and [            ] shares of Class C common stock outstanding (or [            ] on an-as converted to Class A common stock basis).

Stockholder of Record: Shares Registered in Your Name

All Class B and Class C holders are stockholders of record.

If on November 24, 2023, your shares of Class A common stock were registered directly in your name with our transfer agent, EQ Shareowner Services, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or submit a proxy to have your shares voted at the Annual Meeting in accordance with your instructions. Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy by Internet or by telephone, or if you received paper proxy materials by mail, by filling out and returning the proxy card.

For questions regarding your stock ownership, you may contact our transfer agent, EQ Shareowner Services, by telephone at (866) 456-9417 (within the U.S.) or (651) 306-4433 (international).

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee

If on November 24, 2023, your shares of Class A common stock were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your Class A shares at the Annual Meeting unless you request and obtain a valid legal proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

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Voting and Meeting Information

How to Vote

If you are a stockholder of record, including Class B and Class C stockholders, there are several ways for you to vote your shares or submit your proxy:

By mail. If you received printed proxy materials, you may submit your proxy by completing, signing, and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than January 22, 2024 to be voted at the Annual Meeting.

Via the Internet. Instructions are shown on your Notice of Internet Availability.

By telephone. Instructions are shown on your proxy card.

At the Annual Meeting. You may vote your shares online during the Annual Meeting by following the instructions provided on the meeting website during the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we recommend that you also submit your proxy card or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the meeting.

If you are a beneficial owner of shares of Class A common stock, you should receive a Notice of Internet Availability of Proxy Materials or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or the voting instructions provided by your broker or nominee in order to instruct your broker or nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from the broker or nominee giving you the right to vote the shares.

If the Annual Meeting is adjourned or postponed, your proxy will still be effective and will be voted at the rescheduled or adjourned Annual Meeting. You will still be able to change or revoke your proxy until the rescheduled or adjourned Annual Meeting.

Change or Revoke a Proxy or Vote

If you are a stockholder of record, you may change your vote or revoke your proxy before the completion of voting at the Annual Meeting by:

•	signing and returning a new proxy card with a later date;

•	submitting a later-dated proxy by telephone or via the Internet, since only your latest telephone or Internet proxy received by 11:59 p.m. Eastern Time on January 22, 2024 will be counted;

•	attending the Annual Meeting online and voting again (your attendance at the Annual Meeting without further action will not revoke your proxy); or

•	delivering a written revocation to our Corporate Secretary at Visa Inc., P.O. Box 193243, San Francisco, CA 94119 before the Annual Meeting.

If you are a beneficial owner of Class A common stock, you must follow the instructions provided by the broker or other nominee holding your shares to change your voting instructions.

How Proxies Are Voted

If you are a Class A stockholder of record and you submit a signed proxy card, but you do not provide voting instructions on the card, your shares will be voted:

•	FOR the election of the eleven director nominees named in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation paid to our named executive officers;

•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024;

2024 Proxy Statement	121

Voting and Meeting Information

•	FOR the approval and adoption of the Class B Exchange Offer Program Certificate Amendments;

•

FOR the approval of one or more adjournments of the annual meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of Proposal 4 if there are insufficient votes at the time of the Annual Meeting to approve such proposal; and

•	AGAINST the stockholder proposal requesting that the Board adopt a policy to seek shareholder ratification of certain termination pay arrangements.

If you are a beneficial owner of Class A common stock and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or nominee will determine if it has the discretionary authority to vote on your behalf.

If you are a Class B or Class C stockholder and you submit a signed proxy card, but you do not provide voting instructions on the card, your shares will be voted FOR the approval and adoption of the Class B Exchange Offer Program Certificate Amendments as set forth in Proposal 4.

Proposal 4 is expected to be a “non-routine” proposal. Any broker non-votes with respect to Proposal 4 will have the same effect as votes against.

The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE or by Broadridge Financial Solutions, our independent agent to receive and tabulate stockholder votes, based on NYSE rules that regulate member brokerage firms. If a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes.

Therefore, if you do not provide voting instructions to your broker or nominee, your broker or nominee may only vote your shares on routine matters properly presented for a vote at the Annual Meeting. We encourage you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the Annual Meeting.

Brokers or other nominees who hold shares of our Class A common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

A quorum is required with respect to each item of business being submitted for stockholder vote at our Annual Meeting. A quorum exists for purposes of Proposals 1-3 and 5-6 when holders of at least a majority of the outstanding shares of Class A common stock entitled to vote are represented at the Annual Meeting either virtually or by proxy. A quorum exists for purposes of Proposal 4 when holders of at least a majority of the outstanding shares of the Class A common stock and holders of at least a majority of the outstanding shares of each of the Class B common stock and Class C common stock (on an as-converted to Class A common stock basis) entitled to vote are represented at the Annual Meeting either virtually or by proxy. If you have returned valid proxy instructions or attend the meeting virtually, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. In addition, broker non-votes will be treated as present for purposes of determining whether a quorum is present.

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Voting and Meeting Information

The vote required to approve each proposal is set forth below.

Proposal	Vote Required	Impact of Broker Non-Votes	Impact of Abstentions

1 – Election of Eleven Director Nominees	Majority of the Class A Shares Cast for Each Director Nominee(1)	No Impact	No Impact

2 – Approval, on an Advisory Basis, of the Compensation Paid to our Named Executive Officers	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

3 – Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2024	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

4 – Approval and Adoption of the Class B Exchange Offer Program Certificate Amendments

Majority of Voting Power of Outstanding Class A Shares, Class B Shares, and Class C Shares, Each Voting Separately as a Class, and Majority of Voting Power of Outstanding Class A Shares, Class B Shares, and Class C Shares Voting as a Single Class, with Class B Shares and Class C Shares Voting on an As-Converted Basis

		Counts Against	Counts Against

5 – Approval of One or More Adjournments of the Annual Meeting to a Later Date or Time, if Necessary or Appropriate, to Solicit Additional Proxies in Favor of Proposal 4	Majority of the Class A Shares Entitled to Vote and Present in person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

6 – To Vote on a Stockholder Proposal Requesting that the Board Adopt a Policy to Seek Shareholder Ratification of Certain Termination Pay Arrangements	Majority of the Class A Shares Entitled to Vote and Present in Person or Represented by Proxy at the Annual Meeting	No Impact	Counts Against

(1)

Our Corporate Governance Guidelines require each incumbent director nominee to submit an irrevocable contingent resignation letter prior to the mailing of the proxy statement for an annual meeting at which the nominee’s candidacy will be considered. If the nominee does not receive a majority of the votes cast for his or her re-election, meaning that he or she does not have more votes cast FOR than AGAINST his or her re-election, the Nominating and Corporate Governance Committee will recommend to the Board that it accept the nominee’s contingent resignation, unless the Nominating and Corporate Governance Committee determines that acceptance of the resignation would not be in the best interest of the Company and its stockholders. The Board will decide whether to accept or reject the contingent resignation at its next regularly scheduled meeting, but in no event later than 120 days following certification of the election results. The Board will publicly disclose its decision and rationale.

Proxy Solicitor

We will bear the expense of soliciting proxies. We have retained D.F. King & Co. to solicit proxies for a fee of $15,000 plus a reasonable amount to cover expenses. Proxies may also be solicited in person, by telephone, or electronically by Visa personnel who will not receive additional compensation for such solicitation. Copies of proxy materials and the fiscal year 2023 Annual Report will be supplied to brokers and other nominees for the purpose of soliciting proxies from beneficial owners, and we will reimburse such brokers or other nominees for their reasonable expenses.

We have also retained Innisfree to assist in soliciting proxies and in communicating with Visa stockholders in connection with the Class B Exchange Offer Program Certificate Amendments, and estimate that we will pay Innisfree a fee of approximately $150,000, plus reimbursement for certain out-of-pocket fees and expenses. We have also agreed to indemnify Innisfree against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

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Voting and Meeting Information

Voting Results

Broadridge Financial Solutions, Inc. has been engaged as our independent agent to receive and tabulate stockholder votes. Broadridge will separately tabulate FOR, AGAINST, and ABSTAIN votes and broker non-votes. We also have retained an independent inspector of election, who will certify the election results and perform any other acts required by the General Corporation Law of the State of Delaware.

Preliminary results will be announced at the Annual Meeting. Final results will be published in a current report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.

Viewing the List of Stockholders

Stockholders at the close of business on the Record Date may examine a list of all stockholders as of the Record Date for any purpose germane to the Annual Meeting for ten days preceding the Annual Meeting, at our offices in Foster City, California. If you would like to view the stockholder list, please contact our Investor Relations Department at InvestorRelations@visa.com or (650) 432-7644 to schedule an appointment.

Attending the Meeting

This year’s Annual Meeting will be held virtually.

How to participate in the Annual Meeting

ONLINE

1. Visit virtualshareholdermeeting.com/V2024; and

2. Enter the 16-digit control number included on your Notice Regarding the Availability of Proxy Materials (Notice), on your proxy card (if you received a printed copy of the proxy materials), or on the instructions that accompanied your proxy materials.

You may begin to log into the meeting platform at 8:15 a.m. Pacific Time on January 23, 2024. The meeting will begin promptly at 8:30 a.m. Pacific Time.

WITHOUT INTERNET ACCESS

Call (877) 328-2502 (toll free) or (412) 317-5419 (international) to listen to the meeting proceedings. You will not be able to vote your shares or submit questions during the meeting.

How to view the Annual Meeting without a 16-digit control number	Visit virtualshareholdermeeting.com/V2024 and register as a guest. You will not be able to vote your shares or ask questions during the meeting.

For help with technical difficulties	Call (800) 586-1548 (U.S.) or (303) 562-9288 (international) for assistance. If you need additional stockholder support, please email InvestorRelations@visa.com or call (650) 432-7644 for assistance.

Additional questions	Email Visa Investor Relations at InvestorRelations@visa.com or call (650) 432-7644.

Submitting Questions for Our Virtual Annual Meeting

Submitting Questions

BEFORE THE MEETING

1. Log in to proxyvote.com;

2. Enter your 16-digit control number; and

3. Once past the login screen, click on “Questions for Management,” type in your question, and click “Submit.”

DURING THE MEETING

1. Log into the online meeting platform at virtualshareholdermeeting.com/V2024, type your question into the “Ask a Question” field, and click “Submit”

Only stockholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. If there are questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints, management will post answers to a representative set of questions on our Investor Relations website at investor.visa.com as soon as practicable after the meeting.

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Other Information

Other Information

Stockholder Nomination of Director Candidates and Other Stockholder Proposals for 2025 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2025 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is August [    ], 2024. All such proposals must be in writing and received by our Corporate Secretary electronically at corporatesecretary@visa.com or by mail at Visa Inc., P.O. Box 193243, San Francisco, CA 94119 by the close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2025 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Under our Bylaws, director nominations and other business may be brought before an annual meeting of stockholders only by or at the direction of the Board or by a stockholder entitled to vote who has submitted a proposal in accordance with the requirements of our Bylaws. To nominate a candidate or submit a proposal for consideration at our 2025 annual meeting pursuant to our advance notice bylaw provisions, stockholders must deliver or mail their nomination submission or other stockholder notice of a proposal so that it is received by our Corporate Secretary no earlier than 120 days and no later than 90 days prior to the date of the annual meeting. However, if we provide stockholders less than 100 days’ notice or other prior public disclosure of the date of our 2025 annual meeting, we must receive any stockholder nomination or proposal no later than the close of business on the 10th day following the earlier of the day on which we mailed or otherwise publicly disclosed notice of the meeting date. In addition to satisfying the deadlines in the advance notice provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Corporate Secretary no later than November 24, 2024.

In addition, the Company’s Bylaws permit up to 20 stockholders owning 3% or more of our Class A common stock for a period of at least three years to nominate up to 20% of the Board and include these nominees in our proxy materials, subject to certain provisions included in our Bylaws. To nominate a candidate to be considered at our 2025 annual meeting pursuant to our proxy access bylaw provisions, stockholders must deliver or mail their nomination so that it is received by our Corporate Secretary no earlier than the close of business on July [    ], 2024 and no later than the close of business on August [    ], 2024. However, if the 2025 annual meeting is more than 30 days before or after the anniversary of the date of the 2024 annual meeting, or if no annual meeting was held in the preceding year, stockholders must deliver or mail their nomination so that it is received by our Corporate Secretary no earlier than the close of business on the 150th day prior to the 2025 annual meeting date, and no later than the close of business on the later of the 120th day prior to the 2025 annual meeting date or the 10th day following the day we publicly disclose the 2025 annual meeting date.

The nomination or notice of a proposal must include all of the information specified in our Bylaws. For a nomination, the required information includes identifying and stockholding information about the nominee, information about the stockholder making the nomination, and the stockholder’s ownership of and agreements related to our stock. It also must include the nominee’s consent to serve if elected. Please refer to the relevant provisions of our Bylaws for additional information and requirements regarding stockholder nominations or other stockholder proposals. A copy of our Bylaws may be obtained by visiting the Investor Relations page of our website at investor.visa.com under “Corporate Governance” or by contacting our Corporate Secretary.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact our Investor Relations Department at (650) 432-7644, InvestorRelations@visa.com or Investor Relations, Visa Inc., P.O. Box 8999, San Francisco, CA 94128-8999. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within 30 days of our receipt of such revocation.

2024 Proxy Statement	125

Other Information

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for the fiscal year ended September 30, 2023 are included in our Annual Report on Form 10-K. Our Annual Report and this proxy statement are posted on our website at investor.visa.com and are available from the SEC at its website at sec.gov. Alternatively, you may request a printed copy without charge by contacting our Investor Relations Department.

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ANNEX A

ANNEX A

Class B Exchange Offer Program Certificate Amendments

Set forth below is the text of the provisions of our Seventh Restated Certificate of Incorpporation proposed to be amended by Proposal 4. Additions are indicated by underlining and bolded text and deletions are indicated by strike-through.

Section 4.1     Authorized Capital Stock.

(a)    The total number of shares of all classes of stock that the Corporation is authorized to issue is ~~2,003,366,656,020~~2,003,474,068,128 shares, consisting of: (i) 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 2,001,622,245,209 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), (iii) ~~622,245,209~~499,488,516 shares of Class B-1 Common Stock, par value $0.0001 per share (“Class B-1 Common Stock”), (iv) 122,756,693 shares of Class B-2 Common Stock, par value $0.0001 per share (“Class B-2 Common Stock”), (v) 61,378,347 shares of Class B-3 Common Stock, par value $0.0001 per share (“Class B-3 Common Stock”), (vi) 30,689,174 shares of Class B-4 Common Stock, par value $0.0001 per share (“Class B-4 Common Stock”), (vii) 15,344,587 shares of Class B-5 Common Stock, par value $0.0001 per share (“Class B-5 Common Stock”) and (~~iv~~viii) 1,097,165,602 shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock,” and collectively with Class A Common Stock, Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock and Class B-5 Common Stock, “Common Stock”). ~~There being shares of only a single series of Class C Common Stock (Class C (Series I) Common Stock) issued and outstanding as of immediately prior to the adoption of this Amended and Restated Certificate of Incorporation, such shares are hereafter designated Class C Common Stock with no series designation.~~

(b)    All shares of Class B Common Stock of the Corporation issued and outstanding as of the effectiveness of the Certificate of Amendment shall be redenominated as Class B-1 Common Stock and shall hereinafter be Class B-1 Common Stock, after which all references to “Class B Common Stock” in this Certificate of Incorporation (including any Preferred Stock Designation (as defined below)) shall be deemed to refer to and for purposes of this Restated Certificate of Incorporation shall be deemed to constitute and include all Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock and Class B-5 Common Stock. Where in this Certificate of Incorporation there appear the terms “Class B-X Common Stock” and “Class B-Y Common Stock,” these terms together refer to any given pair of consecutively numbered classes of Class B Common Stock (with the Class B-X Common Stock referring to the class of Class B Common Stock with the lower number of the pair and the Class B-Y Common Stock referring to the class of the Class B Common Stock with the higher number of the pair), as the context requires, consisting of Class B-1 Common Stock and Class B-2 Common Stock, respectively; Class B-2 Common Stock and Class B-3 Common Stock, respectively; Class B-3 Common Stock and Class B-4 Common Stock, respectively; and Class B-4 Common Stock and Class B-5 Common Stock, respectively.

Section 4.7     Voting Rights. Subject to other provisions of this Certificate of Incorporation:

(a)    each holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; and

(b)    except as otherwise expressly provided herein or as required by applicable law, each holder of Class B Common Stock and each holder of Class C Common Stock shall have no voting power in respect of and shall not be entitled to any votes with respect to the shares of Class B Common Stock or Class C Common Stock (as applicable) held of record by such holder on any matters on which stockholders generally are entitled to vote; provided, however, that, in addition to any other vote required by law, for so long as any shares of Class B Common Stock or Class C Common Stock remain issued and outstanding: (i) the affirmative vote of the holders of a majority of the voting power of the Class B Common Stock and Class C Common Stock, voting together as a single class (in which vote the Class A Common Stock shall not participate) separate from all other classes or series of capital stock of the Corporation, on an “as converted basis” as described in Section 4.8 hereof, shall be required for the approval of any consolidation, merger, combination or other transaction in which shares of Class A Common Stock are exchanged for, converted into or changed into other stock or securities, or the right to receive cash or other property, unless the shares of Class B Common Stock and Class C Common Stock shall be exchanged for or changed into the same per share amount of stock, securities, cash or any other property, as the case may be, for which or in

2024 Proxy Statement	A-1

ANNEX A

which each share of Class A Common Stock is exchanged, converted or changed; and (ii) the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Common Stock of all classes and series, voting together as a single class separate from all other classes or series of capital stock of the Corporation, shall be required to authorize the Corporation to exit its core payments business (i.e., to no longer operate a consumer debit/credit payments business).

(c)    With respect to each matter upon which holders of any class of Class B Common Stock are entitled to vote pursuant to this Certificate of Incorporation, holders of each such class of Class B Common Stock shall vote together as a single class as provided herein; provided, however, that the holders of Class B-1 Common Stock, Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock and Class B-5 Common Stock shall each vote as a separate class in connection with any amendment to this Section 4.7(c), Section 4.14(d), Section 4.26(a), the definition of “Applicable Conversion Rate” (including terms used therein) or as otherwise required by applicable law.

Section 4.14     Adjustments to the Applicable Conversion Rate, Class B Number, Loss Funds Cost Per Share and Price Per Share.

(a)    If the Corporation (i) subdivides, reclassifies or splits the outstanding shares of Class A Common Stock into a greater number of shares without also subdividing, reclassifying or splitting the outstanding shares of the Class B Common Stock and/or the Class C Common Stock on an equivalent per share basis; (ii) combines or reclassifies the outstanding shares of Class A Common Stock into a smaller number of shares without also combining or reclassifying the outstanding shares of Class B Common Stock and/or Class C Common Stock on an equivalent per share basis; (iii) issues by reclassification of any class of its Common Stock any shares of Class A Common Stock without also issuing shares of Class B Common Stock and/or Class C Common Stock on an equivalent per share basis, or (iv) dividends or distributes shares of Class A Common Stock on the Class A Common Stock without also paying a corresponding equivalent dividend or distribution on each other class or series of Common Stock, then the Applicable Conversion Rate in effect immediately prior to such action for each share of Class B Common Stock (not subdivided, reclassified, split, combined or issued in accordance with clauses (i),(ii) or (iii) above or which does not receive a corresponding equivalent dividend or distribution in accordance with clause (iv) above) or Class C Common Stock (not subdivided, reclassified, split, combined or issued in accordance with clauses (i), (ii) or (iii) above or which does not receive a corresponding equivalent dividend or distribution in accordance with clause (iv) above) then outstanding shall be adjusted by multiplying the Applicable Conversion Rate in effect immediately prior to such action by a fraction (A) the numerator of which shall be the number of shares of Class A Common Stock outstanding immediately after such action (giving pro forma effect to the exercise of all then outstanding convertible securities, other than shares of Class B Common Stock or Class C Common Stock) and (B) the denominator of which shall be the number of shares of all Class A Common Stock outstanding immediately prior to such action on the record date applicable to such action, if any (giving pro forma effect to the exercise of all then outstanding convertible securities, other than shares of Class B Common Stock or Class C Common Stock) (such fraction, the “Adjustment Factor”); provided, that for purposes of calculating the Applicable Conversion Rate with respect to each share of Class B Common Stock (not subdivided, reclassified, split, combined or issued in accordance with clauses (i), (ii) and (iii) above or which does not receive a corresponding equivalent dividend or distribution in accordance with clause (iv) above), prior to multiplying the Applicable Conversion Rate by the Adjustment Factor (x) the Class B Number in effect immediately prior to such subdivision, reclassification, split, combination, dividend or distribution shall be adjusted by multiplying the Class B Number by the Adjustment Factor, (y) the Loss Funds Cost Per Share with respect to all Loss Funds that have been deposited into the Escrow Account prior to such subdivision, reclassification, split, combination, dividend or distribution shall be adjusted by dividing the Loss Funds Cost Per Share by the Adjustment Factor, and (z) the Price Per Share immediately prior to such subdivision, reclassification, split, combination, dividend or distribution shall be adjusted by dividing the Price Per Share by the Adjustment Factor. Such adjustments shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, split, combination or reclassification is not effected, the Applicable Conversion Rate, the Class B Number, the Loss Funds Cost Per Share and the Price Per Share, as applicable, shall again be adjusted to be the Applicable Conversion Rate, the Class B Number, the Loss Funds Cost Per Share and the Price Per Share, as applicable, which would then be in effect if such record date or effective date had not been so fixed.

(b)    Whenever the Applicable Conversion Rate, the Class B Number, the Loss Funds Cost Per Share or the Price Per Share are adjusted as described in clause (a) of this Section 4.14, or in connection with the sale of any Loss Shares or the deposit of Loss Funds into the Escrow Account, the Corporation shall (i) promptly make a public announcement to notify holders of record of the Class B Common Stock or Class C Common Stock (as the case may be) of such adjustment(s) or of

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ANNEX A

the then Applicable Conversion Rate after giving effect to the sale of such Loss Shares or the deposit of such Loss Funds, and (ii) take reasonable efforts to provide notice by mail to such holders at the addresses appearing on the Corporation’s stock register of such adjustment or of the then Applicable Conversion Rate after giving effect to the sale of such Loss Shares or the deposit of such Loss Funds. The Corporation shall keep with its records such notice and a certificate from the Corporation’s Chief Financial Officer briefly stating the facts requiring the adjustment(s), and setting forth in reasonable detail the calculation by which the adjustment(s) have been made. The Corporation shall either include such calculation(s) in the notification provided pursuant to clause (i) or (ii) above, or if it does not so include them, the Corporation shall promptly furnish them without charge upon written request of a holder of record of Class B Common Stock or Class C Common Stock. The certificate shall be conclusive evidence that the adjustment(s) are correct, absent manifest error.

(c)    After an adjustment to the Applicable Conversion Rate, the Class B Number, the Loss Funds Cost Per Share or the Price Per Share, as applicable, for outstanding shares of Class B Common Stock or Class C Common Stock pursuant to this Section 4.14, any subsequent event requiring an adjustment pursuant this Section 4.14 shall cause an adjustment to the Applicable Conversion Rate, the Class B Number, the Loss Funds Cost Per Share or the Price Per Share, as applicable, for outstanding shares of Class B Common Stock and Class C Common Stock as so adjusted.

(d)    The Corporation shall not take any action described in paragraph (a) of this Section 4.14 with respect to any class of Class B-X Common Stock without taking equivalent action with respect to the corresponding class of Class B-Y Common Stock, or vice versa, that ensures, among other things, that following the initial corresponding Class B-X Exchange Offer Acceptance Date (as defined in Section 4.23(c)), downward adjustments to the Applicable Conversion Rate for such Class B-Y Common Stock occur at double the rate of those applicable to such Class B-X Common Stock.

Section 4.23.    No Preemptive Rights; Limitation on Issuances of Capital Stock; Class B-X Exchange Offers.

(a)    The holders of Class A Common Stock, Class B Common Stock, Class C Common Stock or any series of Preferred Stock shall have no preemptive rights, as such, to subscribe for any shares of any class or series of capital stock of the Corporation whether now or hereafter authorized, except as expressly set forth in this Certificate of Incorporation, any Preferred Stock Designation, any resolution or resolutions providing for the issuance of a series of stock adopted by the Board, or any agreement between the Corporation and its stockholders.

(b)    Until the Escrow Termination Date, except as expressly contemplated by the Global Restructuring Agreement, neither the Corporation nor any of its Subsidiaries shall issue any shares of the Corporation’s capital stock to any Person without the prior written consent of a majority of the members of the Litigation Committee (acting pursuant to their contractual rights and obligations pursuant to the Litigation Management Agreement), other than any issuance of: (i) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) on or prior to the date hereof; (ii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) after the date hereof pursuant to the terms of the Global Restructuring Agreement or any other Transaction Document, including any Loss Shares and any securities issued upon the conversion or exchange of any shares of Common Stock issued pursuant to the terms of this Agreement that are convertible into or exchangeable for shares of Common Stock (including, for the avoidance of doubt, any shares of Class A Common Stock issuable upon the conversion of any shares of Class B Common Stock or Class C Common Stock); (iii) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued pursuant to any option plan or other employee incentive plan approved by the Board, including issued upon the direct or indirect conversion of any options or convertible securities; (iv) shares of Common Stock issued to the Stockholders’ Representative in full or partial payment of the Option Exercise Price following an exercise of the Put Option or the Call Option (as such capitalized terms are defined in the Visa Europe Put-Call Option Agreement); (v) shares of Class A Common Stock in connection with any public offering of Class A Common Stock that the Board shall have determined in good faith is desirable in order to reduce the percentage ownership of Common Stock represented by the holders of Class B Common Stock and Class C Common Stock, in the aggregate, to less than fifty percent (50%), including, without limitation, the IPO; (vi) shares of Class A Common Stock (whether or not such shares constitute Loss Shares hereunder) sold in a public offering the proceeds of which are to be used, as determined in good faith by the Board, to fund operating losses or other extraordinary losses or liabilities, including, without limitation, losses in connection with any litigation or settlement thereof, or in other exigent circumstances as determined by the Board in good faith; (vii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued as consideration in any merger or recapitalization of the Corporation or issued as consideration for the acquisition of another

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ANNEX A

Person or any assets of another Person; (viii) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued to any Person (in an aggregate number of shares, with respect to each such Person, not to exceed (immediately after giving effect to such issuance) ten percent (10%) of the issued and outstanding capital stock of the Corporation of all classes and series, in each case if such issuance is to a Person as to which the Board has determined that a relationship with such Person would result in a material strategic benefit to the Corporation; (ix) shares of Common Stock or Preferred Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation), in an aggregate number of shares, not to exceed (immediately after giving effect to such issuance) three percent (3%) of the issued and outstanding capital stock of the Corporation of all classes and series, issued as part of any financing transaction approved by the Board, so long as such securities are not a material component of such financing transaction; and (x) shares of Common Stock (or other applicable equity interests in the case of any Subsidiary of the Corporation) issued in connection with any subdivision, reclassification, split or combination of the securities of the Corporation to all holders of such securities on a pro rata basis or shares of Class A Common Stock issued in connection with any subdivision, reclassification, split, combination, dividend or distribution to all holders of Class A Common Stock on a per share basis consistent with the provisions of Section 4.9(a), so long as each of the Applicable Conversion Rate, the Class B Number, Loss Funds Cost Per Share and Price Per Share for each share of Class B Common Stock and the Applicable Conversion Rate for each share of Class C Common Stock shall be adjusted as provided in Section 4.14(a).

(c)    This paragraph (c) authorizes the Corporation, on the terms and conditions set forth herein, to conduct one or a series of exchange offers (each, a “Class B-X Exchange Offer”) directed to holders of Class B Common Stock in which the holders of a particular numbered class of Class B Common Stock (other than Class B-5 Common Stock) would be offered the opportunity to exchange all or a portion of their shares of that numbered class for a combination of shares of the next highest numbered class of Class B Common Stock, Class C Common Stock and cash in lieu of fractional shares.

(i)    Notwithstanding any other provision of this Certificate of Incorporation, including, without limitation, paragraph (b) of this Section 4.23, the Corporation shall have authority, subject to applicable law and to satisfaction of the applicable condition set forth in clause (ii) below, (A) to conduct one or more Class B-X Exchange Offers for the class of Class B-X Common Stock designated by the Corporation, in each case giving each holder of the applicable class of Class B-X Common Stock as of a record date established by the Board (with respect to each applicable Class B-X Exchange Offer, the “Class B-X Exchange Offer Record Date”) the option to exchange up to all of such holder’s shares of Class B-X Common Stock for, on a per-share basis, (x) one half of a newly issued share of Class B-Y Common Stock and (y) newly issued shares of Class C Common Stock in an amount equivalent to one half of a share of Class B-X Common Stock, with such equivalence based on the respective numbers of shares of Class A Common Stock into which a share of Class B-X Common Stock and a share of Class C Common Stock would be converted assuming conversion on the date (with respect to each applicable Class B-X Exchange Offer, the “Class B-X Exchange Offer Acceptance Date”) that shares of Class B-X Common Stock tendered pursuant to such Class B-X Exchange Offer are accepted for exchange by the Corporation and (B) to issue such shares of Class B-Y Common Stock and Class C Common Stock; provided that the Corporation shall adjust the number of shares of Class B-Y Common Stock and Class C Common Stock deliverable to any exchanging holder downward in order to avoid the issuance of fractional shares, and shall deliver cash in lieu of fractional shares, with any such fraction calculated to four decimal places and otherwise calculated in the manner set forth in Section 4.12. As a condition to participation in the applicable Class B-X Exchange Offer, and in addition to any other conditions the Corporation may in its discretion impose, each holder of Class B-X Common Stock shall be required to execute and deliver to the Corporation a Makewhole Agreement substantially in the form included within the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on December [    ], 2023, with such changes to such form of agreement as the Corporation may approve in its discretion.

(ii)    (A) A Class B-X Exchange Offer directed to holders of Class B-1 Common Stock in which the holders thereof are given the option to exchange shares of Class B-1 Common Stock for Class B-2 Common Stock, Class C Common Stock and cash in lieu of fractional shares may, but shall not be required to, take place at any time after December [    ], 2023.

(B)    A Class B-X Exchange Offer directed to holders of Class B-2 Common Stock in which the holders thereof are given the option to exchange shares of Class B-2 Common Stock for Class B-3 Common Stock,

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ANNEX A

Class C Common Stock and cash in lieu of fractional shares may, but shall not be required to, take place at any time after the date, if any, on which the Corporation determines in its sole discretion that as of such date the Estimated Remaining Unsettled Interchange Liabilities (as defined below) are equal to or less than one-half of the Estimated Remaining Unsettled Interchange Liabilities as of October 1, 2023; provided that the initial Class B-X Exchange Offer under this clause (B) may not be launched until at least one year has elapsed since launch of the initial Class B-X Exchange Offer described in clause (A).

(C)    A Class B-X Exchange Offer directed to holders of Class B-3 Common Stock in which the holders thereof are given the option to exchange shares of Class B-3 Common Stock for Class B-4 Common Stock, Class C Common Stock and cash in lieu of fractional shares may, but shall not be required to, take place at any time after the date, if any, on which the Corporation determines in its sole discretion that as of such date the Estimated Remaining Unsettled Interchange Liabilities are equal to or less than one-half of the Estimated Remaining Unsettled Interchange Liabilities immediately following the Class B-X Exchange Offer Acceptance Date for the initial Class B-X Exchange Offer described in clause (B); provided that the initial Class B-X Exchange Offer under this clause (C) may not be launched until at least one year has elapsed since launch of the initial Class B-X Exchange Offer described in clause (B).

(D)    A Class B-X Exchange Offer directed to holders of Class B-4 Common Stock in which the holders thereof are given the option to exchange shares of Class B-4 Common Stock for Class B-5 Common Stock, Class C Common Stock and cash in lieu of fractional shares may, but shall not be required to, take place at any time after the date, if any, on which the Corporation determines in its sole discretion that as of such date the Estimated Remaining Unsettled Interchange Liabilities are equal to or less than one-half of the Estimated Remaining Unsettled Interchange Liabilities immediately following the Class B-X Exchange Offer Acceptance Date for the initial Class B-X Exchange Offer described in clause (C); provided that the initial Class B-X Exchange Offer under this clause (D) may not be launched until at least one year has elapsed since launch of the initial Class B-X Exchange Offer described in clause (C).

“Estimated Remaining Unsettled Interchange Liabilities,” as of any determination date, means the Corporation’s estimate, in its sole discretion, of interchange reimbursement fees at issue in respect of any unresolved claims seeking damages in any of the Covered Litigation, without giving effect to any discount on the basis of the Corporation’s estimate of the potential settlement value of the Covered Litigation.

Section 4.26.    Sale of Loss Shares.

(a)    Sale at Election of the Corporation. Except as the Corporation may otherwise agree pursuant to contract, the Corporation shall be entitled to sell Loss Shares at any time and for any reason, and on such terms as the Board may determine in its sole discretion; provided that the proceeds of any such sale, net of any underwriting discounts and commissions, shall be deposited in the Escrow Account in accordance with the provisions of the Escrow Agreement. Notwithstanding the foregoing, the Corporation shall not sell Loss Shares or designate Loss Funds, in each case, in an amount which, taken cumulatively with all other Loss Shares issued and Loss Funds designated, will reduce the Applicable Conversion Rate for the Class B-1 Common Stock to a number that is less than zero (0)~~.~~ (assuming at least one such share outstanding), but the Corporation may, until such time as the Applicable Conversion Rate for the Class B-1 Common Stock equals zero (0), sell Loss Shares or designate Loss Funds that will reduce the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common Stock to a number that is equal to or less than zero (0). If a sale of Loss Shares or a designation of Loss Funds, taken cumulatively with all other Loss Shares issued and Loss Funds designated, would result in the Applicable Conversion Rate for the Class B-1 Common Stock being greater than zero (0) and the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common being equal to or less than zero (0) (where the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common, as applicable, was not previously equal to or less than zero (0)), then such sale or designation, as the case may be, shall be deemed to have taken place in two separate transactions, the first of which resulted in the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common Stock, as applicable, becoming equal to zero (0) and the second of which resulted in the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common Stock, as applicable, becoming less than

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zero (0). If any event would result in the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common being equal to or greater than zero (0) (where the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common, as applicable, was previously less than zero (0)), then such event shall be deemed to have taken place in separate transactions, the sequence of which results in the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common Stock, as applicable and in such order, becoming equal to zero (0) before any remaining transaction that results in the Applicable Conversion Rate for the Class B-2 Common Stock, Class B-3 Common Stock, Class B-4 Common Stock or Class B-5 Common Stock, as applicable, becoming greater than zero (0).

Section 11.2.    Defined Terms.

“Applicable Conversion Rate” shall mean:

(i)    with respect to each share of Class C Common Stock, 1.00 share of Class A Common Stock, as adjusted from time to time after March 25, 2008 as provided herein; ~~and~~

(ii)    with respect to each share of Class B-1 Common Stock, (x) during the period from March 25, 2008 to the Escrow Termination Date, a number of shares of Class A Common Stock equal to 1.00 x (A – B – D), and (y) during the period after the Escrow Termination Date and March 25, 2008, a number of shares of Class A Common Stock equal to 1.00 x (A – B – D + C), in each case, as applicable, where:

(A)    = 0.7142888829;

(B)    = a fraction, the numerator of which is the number of any Loss Shares issued from time to time and the denominator of which is the Class B Number;

(C)    = a fraction, the numerator of which ~~shall be~~is the quotient obtained by dividing (I) the aggregate portion of any funds disbursed to the Corporation from the Escrow Account pursuant to Section 4.9 of the Global Restructuring Agreement or to the Escrow Agreement other than any Disregarded Escrow Distribution amount by (II) the Price Per Share and the denominator of which ~~shall be~~is the Class B Number; and

(D)    = a fraction, the numerator of which is (x) the Loss Funds Share Equivalent for all Loss Funds deposited into the Escrow Account from time to time, and the denominator of which is the Class B Number~~.~~;

(iii)    with respect to each share of Class B-2 Common Stock, (x) during the period from the first Class B-X Exchange Offer Acceptance Date with respect to a Class B-X Exchange Offer described in Section 4.23(c)(ii)(A) to but excluding the first date thereafter (if any) prior to the Escrow Termination Date on which an adjustment pursuant to clause (ii)(x) of this definition takes place (the “Class B-2 Divergence Date”), or, if the Class B-2 Divergence Date shall not have occurred, the period from such Class B-X Exchange Offer Acceptance Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-1 Common Stock is then convertible (assuming at least one such share outstanding), (y) during the period (if any) from the Class B-2 Divergence Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-1 Common Stock is then convertible (assuming at least one such share outstanding), but adjusted downward so that each adjustment pursuant to clause (ii)(x) of this definition that takes place on or after the Class B-2 Divergence Date has double the impact on each share of Class B-2 Common Stock compared to the impact on each share of Class B-1 Common Stock (for the avoidance of doubt, measured by the decrease in the number of shares of Class A Common Stock into which each such share of Class B-1 or Class B-2 Common Stock is convertible), and (z) during the period after the Escrow Termination Date,

(A)    if the Class B-2 Divergence Date shall have occurred, a number of shares of Class A Common Stock equal to that specified in clause (iii)(y) of this definition, but adjusted upward so that the adjustment pursuant to clause (ii)(y)(C) of this definition resulting from the application of any amount (the “Overfunded Amount”) referred to in clause (ii)(y)(C)(I) of this definition has double the positive impact on each share of Class B-2 Common Stock compared to the positive impact such adjustment has on each share of Class B-1 Common Stock; and

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ANNEX A

(B)    if the Class B-2 Divergence Date shall not have occurred, a number of shares of Class A Common Stock equal to the number into which one share of Class B-1 Common Stock is then convertible (assuming at least one such share outstanding);

(iv)    with respect to each share of Class B-3 Common Stock, (x) during the period from the first Class B-X Exchange Offer Acceptance Date with respect to a Class B-X Exchange Offer described in Section 4.23(c)(ii)(B) to but excluding the first date thereafter (if any) prior to the Escrow Termination Date on which an adjustment pursuant to clause (ii)(x) of this definition takes place (the “Class B-3 Divergence Date”), or, if the Class B-3 Divergence Date shall not have occurred, the period from such Class B-X Exchange Offer Acceptance Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-2 Common Stock is then convertible (assuming at least one such share outstanding), (y) during the period (if any) from the Class B-3 Divergence Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-2 Common Stock is then convertible (assuming at least one such share outstanding), but adjusted downward so that each adjustment pursuant to clause (ii)(x) of this definition that takes place on or after the Class B-3 Divergence Date has double the impact on each share of Class B-3 Common Stock compared to the impact on each share of Class B-2 Common Stock (for the avoidance of doubt, measured by the decrease in the number of shares of Class A Common Stock into which each such share of Class B-2 or Class B-3 Common Stock is convertible), and (z) during the period after the Escrow Termination Date,

(A)    if the Class B-3 Divergence Date shall have occurred, a number of shares of Class A Common Stock equal to that specified in clause (iv)(y) of this definition, but adjusted upward so that the adjustment pursuant to clause (ii)(y)(C) of this definition resulting from the application of any Overfunded Amount referred to in clause (ii)(y)(C)(I) of this definition has double the positive impact on each share of Class B-3 Common Stock compared to the positive impact such adjustment has on each share of Class B-2 Common Stock; and

(B)    if the Class B-3 Divergence Date shall not have occurred, a number of shares of Class A Common Stock equal to the number into which one share of Class B-2 Common Stock is then convertible (assuming at least one such share outstanding);

(v)    with respect to each share of Class B-4 Common Stock, (x) during the period from the first Class B-X Exchange Offer Acceptance Date with respect to a Class B-X Exchange Offer described in Section 4.23(c)(ii)(C) to but excluding the first date thereafter (if any) prior to the Escrow Termination Date on which an adjustment pursuant to clause (ii)(x) of this definition takes place (the “Class B-4 Divergence Date”), or, if the Class B-4 Divergence Date shall not have occurred, the period from such Class B-X Exchange Offer Acceptance Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-3 Common Stock is then convertible (assuming at least one such share outstanding), (y) during the period (if any) from the Class B-4 Divergence Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-3 Common Stock is then convertible (assuming at least one such share outstanding), but adjusted downward so that each adjustment pursuant to clause (ii)(x) of this definition that takes place on or after the Class B-4 Divergence Date has double the impact on each share of Class B-4 Common Stock compared to the impact on each share of Class B-3 Common Stock (for the avoidance of doubt, measured by the decrease in the number of shares of Class A Common Stock into which each such share of Class B-3 or Class B-4 Common Stock is convertible), and (z) during the period after the Escrow Termination Date,

(A)    if the Class B-4 Divergence Date shall have occurred, a number of shares of Class A Common Stock equal to that specified in clause (v)(y) of this definition, but adjusted upward so that the adjustment pursuant to clause (ii)(y)(C) of this definition resulting from the application of any Overfunded Amount referred to in clause (ii)(y)(C)(I) of this definition has double the positive impact on each share of Class B-4 Common Stock compared to the positive impact such adjustment has on each share of Class B-3 Common Stock; and

(B)    if the Class B-4 Divergence Date shall not have occurred, a number of shares of Class A Common Stock equal to the number into which one share of Class B-3 Common Stock is then convertible (assuming at least one such share outstanding); and

(vi)    with respect to each share of Class B-5 Common Stock, (x) during the period from the first Class B-X Exchange Offer Acceptance Date with respect to a Class B-X Exchange Offer described in Section 4.23(c)(ii)(D) to but

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ANNEX A

excluding the first date thereafter (if any) prior to the Escrow Termination Date on which an adjustment pursuant to clause (ii)(x) of this definition takes place (the “Class B-5 Divergence Date”), or, if the Class B-5 Divergence Date shall not have occurred, the period from such Class B-X Exchange Offer Acceptance Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-4 Common Stock is then convertible (assuming at least one such share outstanding), (y) during the period (if any) from the Class B-5 Divergence Date to the Escrow Termination Date, a number of shares of Class A Common Stock equal to the number into which one share of Class B-4 Common Stock is then convertible (assuming at least one such share outstanding), but adjusted downward so that each adjustment pursuant to clause (ii)(x) of this definition that takes place on or after the Class B-5 Divergence Date has double the impact on each share of Class B-5 Common Stock compared to the impact on each share of Class B-4 Common Stock (for the avoidance of doubt, measured by the decrease in the number of shares of Class A Common Stock into which each such share of Class B-4 or Class B-5 Common Stock is convertible), and (z) during the period after the Escrow Termination Date,

(A)    if the Class B-5 Divergence Date shall have occurred, a number of shares of Class A Common Stock equal to that specified in clause (vi)(y) of this definition, but adjusted upward so that the adjustment pursuant to clause (ii)(y)(C) of this definition resulting from the application of any Overfunded Amount referred to in clause (ii)(y)(C)(I) of this definition has double the positive impact on each share of Class B-5 Common Stock compared to the positive impact such adjustment has on each share of Class B-4 Common Stock; and

(B)    if the Class B-5 Divergence Date shall not have occurred, a number of shares of Class A Common Stock equal to the number into which one share of Class B-4 Common Stock is then convertible (assuming at least one such share outstanding).

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ANNEX B

ANNEX B

FORM OF

MAKEWHOLE AGREEMENT

This MAKEWHOLE AGREEMENT (this “Agreement”) is entered into by and between VISA INC., a Delaware corporation (the “Corporation”), THE HOLDER OF VISA COMMON STOCK IDENTIFIED ON THE SIGNATURE PAGE HEREOF (the “Holder”) and each PARENT GUARANTOR IDENTIFIED ON THE SIGNATURE PAGE HEREOF (each, a “Parent Guarantor,” and together with the Corporation and the Holder, each a “Party,” and collectively the “Parties”) as of the date set forth on the Corporation’s signature page hereof (the “Effective Date”). The terms “Class B-X Common Stock” and “Class B-Y Common Stock” are defined in Section 13 hereof. Capitalized terms not defined herein are defined in or by reference to the Corporation’s Eighth Restated Certificate of Incorporation (the “Certificate of Incorporation”) as in effect on the date hereof.

WITNESSETH:

WHEREAS, the Holder has elected to participate in the type of Class B-X Exchange Offer indicated on the Corporation’s signature page hereof, a condition of which is that it agree on the terms hereinafter set forth (such Class B-X Exchange Offer giving rise to the Holder’s obligation to enter into this Agreement hereinafter being referred to as the “Class B-X Exchange Offer”):

(i)    to pay each applicable Makewhole Amount (as defined below) to the Corporation;

(ii)    that to the extent it or any of its Affiliates is or was a member of Visa U.S.A. Inc. (“Visa USA”) immediately prior to October 3, 2007, or at any time thereafter, it and each such Affiliate are bound by Section 2.05(j) of the By-Laws of Visa USA (as amended or restated in accordance with the terms thereof, the “Visa USA By-Laws”); and

(iii)    to stage any sale of Class C Common Stock as set forth herein;

WHEREAS, the Class C Common Stock received by the Holder in the Class B-X Exchange Offer is not encumbered by the same conversion ratio adjustments associated with the Class B-X Common Stock held by the Holder prior to the Class B-X Exchange Offer, and in consideration for such additional value the Holder agrees hereunder to contribute additional amounts to the Corporation as set forth herein; and

WHEREAS, the Parties intend that for U.S. federal income tax purposes (1) the exchange of any shares of Class B-X Common Stock for Class B-Y Common Stock and Class C Common Stock pursuant to the Class B-X Exchange Offer shall constitute an exchange of such Class B-X Common Stock for Class B-Y Common Stock and Class C Common Stock and as a “reorganization” within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and/or as an exchange to which Section 1036(a) of the Code applies and (2) any payment of Makewhole Amounts, any payments to the Corporation pursuant to the Visa USA By-Laws and Loss Sharing Agreement and any amounts paid by the Corporation to the Holder under Section 1(c) hereof shall be treated, for U.S. federal income tax purposes, as adjustments to the purchase price of the shares of Class B-Y Common Stock received by the Holder in connection with the exchange undertaken in clause (1) hereof, and shall be included in such Holder’s tax basis in the Class B-Y Common Stock so exchanged, and by the Corporation as capital adjustments with respect to such exchange under Section 1032 of the Code (collectively, with clause (1), the “Intended Tax Treatment”);

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties hereto hereby agree as follows:

SECTION 1.    Payment of Makewhole Amounts; Refund of Overpayments.

(a)    At any time and from time to time when (x) the Applicable Conversion Rate for the Class B-X Common Stock is greater than zero (0) and (y) the Applicable Conversion Rate for the Class B-Y Common Stock is equal to or less than zero (0), if the Applicable Conversion Rate for the Class B-X Common Stock (assuming at least one such share outstanding) is adjusted in connection with the sale of any Loss Shares or the deposit or designation of Loss Funds into the Escrow Account (or any deemed sale, deposit or designation pursuant to Section 4.26(a) of the Certificate of

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ANNEX B

Incorporation) to make one share of Class B-X Common Stock convertible into fewer shares (or fractions of a share) of Class A Common Stock, the Holder agrees to pay to the Corporation, in cash, an amount (the “Makewhole Amount”) in respect of each share of Class B-Y Common Stock originally issued by the Corporation to the Holder in the Class B-X Exchange Offer (the aggregate number of such shares, the Holder’s “Class B-Y Allocation”) equal to the product of two multiplied by the amount of such decrease in the number of shares (or fractions of a share) of Class A Common Stock resulting from such adjustment to the Applicable Conversion Rate for the Class B-X Common Stock (for the avoidance of doubt, taking into account as appropriate any subdivision, reclassification, split, combination, dividend or distribution with respect to the Class A Common Stock following the Class B-X Exchange Offer Acceptance Date corresponding to the Class B-X Exchange Offer (such Class B-X Exchange Offer Acceptance Date, as indicated on the Corporation’s signature page hereof, hereinafter being referred to as the “Class B-X Exchange Offer Acceptance Date”) in a manner consistent with the provisions of Section 4.14(a) of the Certificate of Incorporation) multiplied by:

(i)    to the extent such adjustment was the result of a deposit or designation of Loss Funds into the Escrow Account, the corresponding Loss Funds Cost Per Share; and

(ii)    to the extent such adjustment was the result of a sale of Loss Shares, an amount equal to (x) the net proceeds from such sale deposited into the Escrow Account divided by (y) the number of such Loss Shares issued and sold.

For the avoidance of doubt, no further Makewhole Amounts shall be payable following the payment of any Makewhole Amounts made in connection with a decrease of the Applicable Conversion Rate for the Class B-X Common Stock to zero (0), although it is understood that Makewhole Amounts may continue to be payable hereunder with respect to the Holder’s Class B-Y Allocation regardless of whether the Holder continues to own shares of Class B-Y Common Stock.

(b)    The Holder shall tender payment of any Makewhole Amounts due and owing as promptly as practicable, and in any event within 30 days after delivery of a written demand for payment from the Corporation. The Parties agree that no Makewhole Amount shall be deposited into the Escrow Account but shall become the Corporation’s unrestricted property.

(c)    If the Holder has previously paid a Makewhole Amount hereunder, and at or following the Escrow Termination Date, (x) the Applicable Conversion Rate for the Class B-X Common Stock is greater than or equal to zero (0) and (y) the Applicable Conversion Rate for the Class B-Y Common Stock is less than zero (0), then, to the extent the Applicable Conversion Rate is adjusted pursuant to clause (ii)(y) of the definition thereof to make one share of Class B-X Common Stock (assuming at least one such share outstanding) convertible into more shares (or fractions of a share) of Class A Common Stock, the Corporation agrees to pay to the Holder in cash, no later than 120 days after the Escrow Termination Date, an amount equal to the product of two multiplied by the Holder’s Class B-Y Allocation multiplied by the amount of such increase in the number of shares (or fractions of a share) of Class A Common Stock resulting from such adjustment to the Applicable Conversion Rate for the Class B-X Common Stock (adjusted, as appropriate, to account for any subdivision, reclassification, split, combination, dividend or distribution with respect to the Class A Common Stock following the Class B-X Exchange Offer Acceptance Date) multiplied by the Price Per Share used in the calculation made pursuant to clause (ii)(y)(C) of the definition of the Applicable Conversion Rate for the Class B-X Common Stock.

(d)     All calculations made by the Corporation pursuant to this Section 1 shall be conclusive and binding for all purposes, absent manifest error.

SECTION 2.    Applicability of Visa USA By-Laws and Loss Sharing Agreement.

(a)    To the extent that it or any of its Affiliates is or was a member of Visa USA immediately prior to October 3, 2007, or at any time thereafter, the Holder and each Parent Guarantor:

(i)    hereby confirms (1) that it and any such Affiliate, as applicable, is bound by Section 2.05(j) of the Visa USA By-Laws, and (2) that such Section 2.05(j) constitutes its and such Affiliate’s, as applicable, valid and binding agreement, enforceable against it and such Affiliate, as applicable, in accordance with its terms, subject to (x) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and (y) Section 11(h) of the Loss Sharing Agreement (to the extent the Holder, Parent Guarantor or Affiliate is a party thereto); and

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ANNEX B

(ii)    hereby agrees that in any action or proceeding brought against it or any such Affiliate pursuant to such Section 2.05(j), it and any such Affiliate will not contest the legality, validity, binding nature or enforceability against it or such Affiliate of such Section 2.05(j), subject to (x) applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and (y) Section 11(h) of the Loss Sharing Agreement (to the extent the Holder, Parent Guarantor or Affiliate is a party thereto).

(b)    Notwithstanding anything to the contrary in the Loss Sharing Agreement, to the extent that a Holder, Parent Guarantor or Affiliate is party to the Loss Sharing Agreement, the Holder and each Parent Guarantor acknowledges and agrees that Section 11(h) of the Loss Sharing Agreement shall not supersede any obligation of such Party arising under Section 1 hereof.

(c)    To the extent that a Holder, Parent Guarantor or Affiliate is party to the Loss Sharing Agreement, the Holder and each Parent Guarantor acknowledges and agrees that payments under the Loss Sharing Agreement become payable upon the Applicable Conversion Rate for the Class B-1 Common Stock becoming equal to zero (0) in accordance with Section 3(b)(iii) thereof.

SECTION 3.    Missing Parent Guarantors or Successors; Overdue Amounts.

Without limiting any other right or remedy available to the Corporation at law or in equity, and in addition to each such right or remedy, if (x) any Person that is required to be a Parent Guarantor hereunder (including without limitation any Person that the Holder or a Parent Guarantor is required to cause to become a Parent Guarantor hereunder) has not executed and delivered a counterpart hereof and become a Parent Guarantor hereunder, (y) any Successor (as defined in Section 12(a) hereof) shall not have executed and delivered to the Corporation the written agreement contemplated by such Section 12(a) or (z) any Makewhole Amount, or any other amount payable to the Corporation or any of its Affiliates by the Holder, any Parent Guarantor or any Affiliate thereof pursuant to the Loss Sharing Agreement or the Visa USA By-Laws, is not paid within 30 days after the Corporation’s written demand therefor (any such unpaid amount, an “Overdue Amount”):

(a)    the Corporation shall have the right to instruct the transfer agent for the Common Stock (the “Transfer Agent”) not to honor, process or effectuate any further Transfer of the Holder’s Common Stock until, as applicable, any such Person shall have become a Parent Guarantor hereunder, any such Successor shall have executed and delivered such written agreement, and any such Overdue Amount shall have been duly paid in full, together with interest on the unpaid amount calculated at the highest U.S. prime rate published in the Wall Street Journal during the period beginning 30 days after receipt of such written demand and ending on the date of payment; and the Holder, each Parent Guarantor and each Successor, on its own behalf and on behalf of each Affiliate thereof to the fullest extent permitted by law (which, if the Holder is described in Section 7(a)(ii) hereof, shall not include any Affiliate that is, or is a direct or indirect subsidiary of, a Bank (as defined therein)), hereby waives any and all claims against the Corporation or the Transfer Agent as well as any losses or damages arising out of or in respect thereof (it being agreed that the Transfer Agent is an express third-party beneficiary of such waiver of claims and damages); and

(b)    The Holder and each Parent Guarantor hereby agrees that the Corporation is authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply against such Overdue Amount any and all cash at any time held and any and all indebtedness at any time owing by the Corporation or any of its Affiliates to or for the credit or the account of the Holder, any Parent Guarantor, or any Successor, and in addition, (x) if the Holder is described in Section 7(a)(i) hereof, to or for the credit or the account of any Person that is a direct or indirect subsidiary of the Holder, any Parent Guarantor, or any Successor, and (y) if the Holder is described in Section 7(a)(iii) hereof, to or for the credit or the account of any direct or indirect subsidiary of any Parent Guarantor. Notwithstanding anything to the contrary herein, (x) for any Parent Guarantor that is identified as a “global systemically important BHC” pursuant to 12 C.F.R. § 217.402 (a “GSIB Guarantor”), no obligations of the Corporation or any of its Affiliates to a subsidiary of a GSIB Guarantor may be set off and applied against an Overdue Amount if such setoff rights would be prohibited pursuant to 12 C.F.R. § 217.64(a)(2), and (y) no obligations of the Corporation or any of its Affiliates to a Bank or a direct or indirect subsidiary of a Bank may be set off and applied against an Overdue Amount owed by (i) a Holding Company (as defined in Section 7 hereof) or any direct or indirect subsidiary of a Holding Company that is not a Bank or a direct or indirect subsidiary of a Bank or (ii) an Excluded Bank Subsidiary (as defined in Section 7 hereof) if, in either case, such setoff rights would constitute a “covered transaction” for purposes of Section 23A of the Federal Reserve Act and the Board of Governors of the Federal Reserve System’s Regulation W. The Corporation agrees to notify the Holder after any such set-off and application made by the Corporation, provided that the failure to give such notice shall not affect the validity of such set-off and application.

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ANNEX B

SECTION 4.    Staged Sales of Class C Common Stock.

(a)    The Holder agrees that it will not Transfer any shares of Class C Common Stock in a transaction (a “Conversion-to-A Transaction”) in which such shares are converted into shares of Class A Common Stock pursuant to Section 4.10 of the Certificate of Incorporation:

(i)    in excess of one third of the aggregate number of shares of Class C Common Stock originally issued by the Corporation to the Holder in the Class B- X Exchange Offer (the aggregate number of such shares, the Holder’s “Class C Allocation”), prior to 45 days after the Class B-X Exchange Offer Acceptance Date; or

(ii)    in excess of two thirds of such Class C Allocation, prior to 90 days after the Class B-X Exchange Offer Acceptance Date.

(b)    With respect to the shares of Common Stock it Beneficially Owns, the Holder agrees that during the period of 90 days beginning on the Class B-X Exchange Offer Acceptance Date, and except for:

(i)    Transfers in Conversion-to-A Transactions permitted by paragraph (a) of this Section, any Transfer of Class A Common Stock issued upon such Conversion-to-A Transaction, and the unwinding of any derivative arrangement that corresponds to such permitted Conversion-to-A Transaction, or

(ii)    Transfers pursuant to Section 4.25(a)(iii), (iv), (v), (vi), (ix) or (x) of the Certificate of Incorporation, or

(iii)    Transfers of Class A Common Stock that, pursuant to Section 4.11 of the Certificate of Incorporation, is not subject to automatic conversion into Class C Common Stock upon acquisition by such Holder, such Holder will not (A) sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise directly or indirectly transfer or dispose of any such shares of Common Stock, or any securities convertible into or exercisable or exchangeable for such shares of Common Stock, or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such shares Common Stock or any such other securities, whether any such transaction described in clause (A) or (B) is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise.

(c)    The Holder agrees and consents to the entry of stop transfer instructions with the Transfer Agent against the Transfer of the Holder’s Common Stock except in compliance with the restrictions of this Section.

SECTION 5.    Certification. Until the period beginning 90 days after the Class B-X Exchange Offer Acceptance Date, the Corporation may require that prior to any Transfer of shares of Common Stock, the Holder shall certify to the Corporation and the Transfer Agent that such Transfer complies with Section 4 hereof.

SECTION 6.    Limitation on Remedies.

(a)    No Party hereto shall have any liability under any provision of this Agreement for any punitive, incidental, consequential, special or indirect damages, including loss of future revenue or income, or loss of business reputation or opportunity, relating to any misrepresentation, any breach of warranty or any breach or alleged breach of this Agreement; provided that, for purposes of this Section, any obligation that constitutes or arises from an Overdue Amount shall not be deemed a claim for punitive, incidental, consequential, special or indirect damages.

(b)    To the fullest extent permitted by applicable Law, each Party hereby irrevocably waives, and covenants and agrees for the benefit of each other Party not to assert before any Governmental Authority at any time, any and all causes of action or claims of any kind, regardless of legal theory, seeking to invalidate, enjoin, restrain, set aside, modify, reform or otherwise prevent or limit the enforcement of, any provision of this Agreement or the Certificate of Incorporation; provided, however, that the foregoing shall not be construed as a limitation on the right of any Party to seek enforcement of any provision of this Agreement or to assert a cause of action for breach thereof.

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ANNEX B

SECTION 7.    Parent Guarantors.

(a)    The Holder and each Parent Guarantor represents and warrants to the Corporation that:

(i)    if the Holder is, or is a direct or indirect subsidiary of, a Bank (as defined below) (other than an Excluded Subsidiary Bank (as defined below)), each Beneficial Owner of more than fifty percent (50%) of the Holder’s or any Parent Guarantor’s equity interest, other than any Beneficial Owner that is a Holding Company (as defined below) or a direct or indirect subsidiary of such Holding Company that itself is not a Bank or a direct or indirect subsidiary of a Bank,

(ii)    if the Holder is, or is a direct or indirect subsidiary of, a Holding Company but is not a Bank or a direct or indirect subsidiary of a Bank (other than an Excluded Bank Subsidiary, which is included in this clause (ii)), the ultimate Holding Company parent of the Holder, and

(iii)    if the Holder is not described in either clause (i) or (ii) above, each Beneficial Owner of more than fifty percent (50%) of the Holder’s or any Parent Guarantor’s equity interest,

has executed and delivered to the Corporation a counterpart of this Agreement as a Parent Guarantor hereunder. If after the Effective Date any additional Person shall become a Beneficial Owner of more than fifty percent (50%) of the Holder’s or any Parent Guarantor’s equity interest and, per the preceding sentence, such Person would have executed and delivered to the Corporation a counterpart of this Agreement as a Parent Guarantor hereunder, the Holder and each Parent Guarantor shall promptly cause such Person to execute and deliver a counterpart hereof to the Corporation as a Parent Guarantor hereunder.

“Bank” means, collectively, a “member bank” (as defined in, and interpreted in accordance with, 12 C.F.R. § 223.3(w)), a “nonmember insured bank” (as interpreted under 12 U.S.C. § 1828(j)) and a “savings association” (as interpreted under 12 U.S.C. § 1468(a)).

“Excluded Bank Subsidiary” means the entities excluded from the definition of “Subsidiary” at 12 C.F.R. § 223.2(b)(1)(ii)-(v).

“Holding Company” means any company other than a Bank or a subsidiary of a Bank that “controls” (as defined in, and interpreted in accordance with, 12 C.F.R. § 223.3(g)) a Bank.

(b)    Each Parent Guarantor hereby agrees as follows:

(i)    Such Parent Guarantor unconditionally guarantees on a joint and several basis with each other Parent Guarantor hereunder (the “Guarantee”) (and, for the avoidance of doubt, not on a joint and several basis with any parent guarantor under any other makewhole agreement to which the Corporation may be party) the full and punctual payment of each payment obligation of the Holder under this Agreement (each, a “Guaranteed Obligation”) when due. If the Holder fails to pay any Guaranteed Obligation punctually when due, such Parent Guarantor agrees that it will forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

(ii)    The obligations of such Parent Guarantor under its Guarantee shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(A)    any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Holder, any other Parent Guarantor or any other Person under this Agreement, by operation of law or otherwise;

(B)    any modification or amendment of or supplement to this Agreement (except pursuant to and in accordance with Section 12(f) hereof to the extent of a modification, amendment or supplement that expressly releases, discharges or otherwise affects such obligations);

(C)    any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Holder, any other Parent Guarantor or any other Person under this Agreement;

(D)    any change in the corporate existence, structure or ownership of the Holder, any other Parent Guarantor or any other Person or any of their respective subsidiaries (including without limitation the sale or other disposition by

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ANNEX B

such Parent Guarantor of any of the equity interest in the Holder or any other Parent Guarantor), or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Holder, any other Parent Guarantor or any other Person or any of their respective subsidiaries or assets or any resulting release or discharge of any obligation of the Holder, any other Parent Guarantor or any other Person under this Agreement;

(E)    the existence of any claim, set-off or other right that such Parent Guarantor may have at any time against the Holder, any other Parent Guarantor, the Corporation or any other Person, whether in connection with this Agreement or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(F)    any invalidity or unenforceability relating to or against the Holder, any other Parent Guarantor or any other Person for any reason of this Agreement, or any provision of applicable law or regulation purporting to prohibit the payment of any Guaranteed Obligation by the Holder, any other Parent Guarantor or any other Person; or

(G)    any other act or omission to act or delay of any kind by the Holder, any other Parent Guarantor, any other party to this Agreement, the Corporation or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (G), constitute a legal or equitable discharge of or defense to any obligation of any Parent Guarantor hereunder.

(iii)    Such Parent Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Holder, any other Parent Guarantor or any other Person.

(iv)    If payment of any Guaranteed Obligation by the Holder is stayed by reason of the insolvency or receivership of the Holder or otherwise, all such Guaranteed Obligations shall nonetheless be payable by such Parent Guarantor hereunder forthwith on demand by the Corporation.

(v)    If any Guaranteed Obligation is not paid promptly when due, the Corporation is authorized, to the fullest extent permitted by law, to set off and apply any and all obligations at any time owing by the Corporation or its Affiliates to or for the credit or the account of any Parent Guarantor against the obligations of such Parent Guarantor under its Guarantee, irrespective of whether or not the Corporation shall have made any demand thereunder and although such obligations may be unmatured. The rights of the Corporation under this paragraph are in addition to all other rights and remedies (including other rights of set-off) that the Corporation may have.

(vi)    Such Parent Guarantor’s Guarantee is a continuing guarantee, shall be binding on such Parent Guarantor and its successors and assigns, and shall be enforceable by the Corporation. If all or part of the Corporation’s interest in any Guaranteed Obligation is assigned or otherwise transferred, the transferor’s rights under each Guarantee, to the extent applicable to the obligation so transferred, shall automatically be transferred with such obligation.

SECTION 8.    Representations and Warranties. Each Party represents and warrants to each other Party hereto that:

(a)    It has all necessary power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder, and the execution and delivery of this Agreement has been duly authorized by all necessary corporate or other action on its part. This Agreement has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(b)    Such Party is not a party to, bound by or subject to any indenture, mortgage, lease, agreement, instrument, statute, regulation, order, judgment, decree or law which would be violated, contravened or breached by, require any consent or payment under, give any third party the right to terminate or accelerate any obligation under, or under which any default would occur, as a result of the execution and delivery by such Party of this Agreement or the performance by such Party of any of the terms hereof.

(c)    No governmental or other authorizations, and no other registration, declaration or filing by such Party is required in order for such Party: (i) to consummate the transactions contemplated by this Agreement; (ii) to execute and deliver any documents and instruments to be delivered by such Party under this Agreement; and (iii) to duly perform and observe the terms and provisions of this Agreement.

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(d)    If such Party is the Holder or a Parent Guarantor:

(i)    The statements contained in the officer’s certificate accompanying such Party’s signature page hereof are true and correct.

(ii)    On and as of the Effective Date, after giving effect to the entering into of this Agreement and the transactions contemplated hereby and assuming that aggregate Makewhole Amounts payable by the Holder hereunder will not exceed the fair market value of the Holder’s Class B-Y Allocation as of such date, (A) the fair market value of the assets of such Party is greater than the total amount of liabilities (including contingent liabilities) of such Party, (B) the present fair salable value of the assets of such Party is greater than the amount that will be required to pay the probable liabilities of such Party on its debts as they become absolute and matured, (C) such Party is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (D) such Party does not have unreasonably small capital.

SECTION 9.    U.S. Special Resolution Regime.

(a)    For purposes of this Section:

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“QFC Stay Rules” means the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

(b)    U.S. QFC Resolution Stay. The Parties agree that if the Holder and/or any Parent Guarantor is a Covered Entity, then (i) to the extent that prior to the date hereof each of the Parties has adhered to the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”), the terms of the Protocol are incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a Protocol Covered Agreement and each Party shall be deemed to have the same status as “Regulated Entity” and/or “Adhering Party” as applicable to it under the Protocol; (ii) to the extent that prior to the date hereof the Parties have executed a separate agreement the effect of which is to amend the qualified financial contracts among them to conform with the requirements of the QFC Stay Rules (the “Bilateral Agreement”), the terms of the Bilateral Agreement are incorporated into and form a part of this Agreement and each such Party shall be deemed to have the status of “Covered Entity” or “Counterparty Entity” (or other similar term) as applicable to it under the Bilateral Agreement; or (iii) if clause (i) and clause (ii) do not apply, the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” or the form of bilateral template entitled “Full-Length Omnibus (for use between Non-U.S. G-SIBs and Corporate Groups)”, as applicable, published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of this Agreement, and for such purposes this Agreement shall be deemed a “Covered Agreement,” the Holder and any Parent Guarantor (as applicable) shall be deemed a “Covered Entity” and the Corporation shall be deemed a “Counterparty Entity.” In the event that, after the date of this Agreement, all Parties become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between this Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules.

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ANNEX B

SECTION 10.    Certain U.S. Federal Income Tax Matters.

(a)    The Parties intend that for U.S. federal income tax purposes:

(i)    the exchange of any shares of the Holder’s Class B-X Common Stock for Class B-Y Common Stock and Class C Common Stock pursuant to the terms of the Class B-X Exchange Offer shall constitute an exchange of such Class B-X Common Stock for Class B-Y Common Stock and Class C Common Stock and shall qualify as a “reorganization” within the meaning of Section 368(a)(1)(E) of the Code and/or as an exchange to which Section 1036(a) of the Code applies,

(ii)    the Class B-X Exchange Offer and this Agreement, together with the other documents effectuating and the authorizing resolutions approving the Class B-X Exchange Offer and this Agreement, constitute a “plan of reorganization” with respect to such exchange within the meaning of Treasury Regulations Section 1.368-2(g) for the purposes of Section 368(a)(1)(E) of the Code; and

(iii)    the receipt by the Corporation of any payment of Makewhole Amounts, any payments to the Corporation pursuant to the Visa USA By-Laws and Loss Sharing Agreement and any amounts paid by the Corporation to such holder under Section 1(c) hereof shall be treated (x) by the Holder as adjustments to such Holder’s purchase price of the Class B-Y Common Stock received in the Class B-X Exchange Offer (and such payments shall be included in such Holder’s tax basis in the Class B-Y Common Stock so received) and (y) by the Corporation as capital adjustments with respect to such exchange pursuant to applicable law, including under Section 1032 of the Code and Arrowsmith v. Commissioner, 344 U.S. 6 (1952).

(b)    No Party shall take any action or position inconsistent with the Intended Tax Treatment or the intended treatment described in this Section on any tax returns or otherwise unless pursuant to (i) a final decision, judgment, decree or other order by any court of competent jurisdiction, (ii) a final settlement with the Internal Revenue Service, a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or a comparable agreement under the laws of other jurisdictions, which resolves the entire tax liability for any taxable period or (iii) any other final resolution, including by reason of the expiration of the applicable statute of limitations; provided that if the Holder, Parent Guarantor or any other person related to the foregoing, intends to take a position inconsistent with the Intended Tax Treatment pursuant to clauses (i), (ii) or (iii) of this paragraph, such person shall (x) promptly notify the Corporation of such intention prior to taking such position, (y) cooperate with the Corporation in respect of such position and (z) not take such position without the consent of the Corporation (such consent not to be unreasonably withheld, conditioned or delayed).

SECTION 11.    Notices.

(a)    All notices, requests, demands, waivers and other communications required or permitted to be delivered under this Agreement shall be in writing and may be given by any of the following methods: (i) personal delivery; (ii) registered or certified mail, postage prepaid, return receipt requested; (iii) overnight reputable delivery service; or (iv) electronic mail in .pdf format. Except as expressly provided in Section 11(b) hereof, all notices, requests, demands, waivers and other communications required or permitted to be delivered under this Agreement shall be sent (x) to the Holder at its address set forth on the signature page hereof or to such other address as the Holder shall have last notified the other Parties and the Transfer Agent in the manner provided for herein, (y) to any Parent Guarantor at its address set forth on the signature page hereof or to such other address as such Parent Guarantor shall have last notified the other Parties in the manner provided for herein or (z) to the Corporation at 900 Metro Center Blvd., Foster City CA 94404, Att’n: General Counsel, with a copy, which shall not constitute notice, via email to legalnotice@visa.com, or to such other address as the Corporation shall have last notified the other Parties in the manner provided for herein.

(b)    The Holder agrees that any notice, request, demand, waiver or other communication by the Corporation may be delivered by the Corporation’s Transfer Agent (i) via the Transfer Agent’s EQ Shareowner Online Portal (or equivalent online portal in use by the Transfer Agent at the relevant time) or (ii) to the address on file with the Transfer Agent as of the date of such communication. The Holder agrees to promptly notify the Corporation and the Transfer Agent of any change to its address set forth on the signature page hereof. Notifications to the Transfer Agent of a change in address shall be submitted through EQ’s Shareowner Online Portal or sent to EQ Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0874 or visa@equiniti.com.

(c)    All notices, requests, demands, waivers or other communications shall be deemed received upon (a) actual receipt by the addressee, or (b) actual delivery to the appropriate address.

B-8

ANNEX B

SECTION 12.    Miscellaneous.

(a)    Assignability; No Third Party Benefit; Successors. This Agreement is made and shall be binding on and inure solely to the benefit of the Parties and their successors or permitted assigns, but, except as expressly provided in Section 3(a) hereof with respect to the Transfer Agent, otherwise confers no rights or defenses upon any non-Party. The Holder and each Parent Guarantor shall require each entity (each, a “Successor”) that, as a result of any merger, purchase of assets, reorganization or other transaction, acquires or succeeds to all or substantially all of the business or assets of such Party to assume on a joint and several basis with such Party the obligations of such Party under this Agreement pursuant to a written agreement in form and substance reasonably satisfactory to the Corporation.

(b)    Governing Law; Effect of Certain Future Certificate of Incorporation Amendments.

(i)    This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York. The Parties hereby agree that this Agreement is consistent with public policy and hereby covenant and agree not to make any assertion to the contrary.

(ii)    Any amendment to the Certificate of Incorporation voted on and approved by stockholders at a time when the Applicable Conversion Rate for the Class B-Y Common Stock is equal to or less than zero (0) shall be disregarded for purposes of calculating (A) any payment by the Holder to the Corporation pursuant to Section 1(a) hereof to the extent such amendment would otherwise increase or accelerate the aggregate such payments thereafter payable hereunder, and (B) any payment by the Corporation to the Holder pursuant to Section 1(c) hereof to the extent such amendment would otherwise decrease or delay the aggregate such payments thereafter payable hereunder.

(c)    Arbitration. Any dispute arising out of or relating to this Agreement, including but not limited to a dispute relating to the breach, enforceability, interpretation, application, or scope of any aspect of this Agreement (including, without limitation, this paragraph (c)) or a dispute relating to the amount of any payment obligation created by this Agreement or that constitutes an Overdue Amount hereunder shall be finally resolved by arbitration in accordance with the Center for Public Resources (“CPR”) Rules for Non-Administered Arbitration in effect on the date of this Agreement, by one (1) independent and impartial arbitrator (the “Arbitrator”) to be agreed upon by the disputants or, in the absence of such an agreement, appointed by the CPR; provided that John Gleeson, Esq., a former United States District Judge in the Eastern District of New York, is hereby agreed by the Parties (each on its own behalf and on behalf of its Affiliates) to be acceptable as the Arbitrator and shall, provided he so consents, so act. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1–16, and any award rendered by the Arbitrator shall be final and binding and judgment upon the award may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York, unless otherwise agreed by the parties to the arbitration. In the event of a dispute about the existence or amount of a payment obligation created under this Agreement, the Arbitrator shall award the prevailing party its reasonable attorneys’ fees unless the Arbitrator finds that the position of the opposing party was substantially justified. In addition, if the Arbitrator finds that a Party underpaid or declined to pay a sum that it was obliged to pay under the terms of this Agreement, the Arbitrator shall award that other Party pre-Award interest at the U.S. prime rate as published in the Wall Street Journal on the date that the unpaid or underpaid payment was due (or, if the actual cost of replacement funds was greater than the prime rate, the prevailing party’s actual cost of replacement funds), running from the date that the unpaid amount was required to be paid under this Agreement. The provisions of this paragraph (c) shall control any dispute between or among one or more Parties to this Agreement arising out of or relating to this Agreement.

(d)    Joint Authorship; Opportunity to Review. This Agreement shall be treated as though it were jointly drafted by all Parties, and any ambiguities shall not be construed for or against any Party on the basis of authorship. Each Party represents and warrants that it has had an opportunity to seek and has sought independent legal advice from attorneys of its choice and other advice from such accountants and other professionals as it deems appropriate, in each case with respect to the advisability of executing this Agreement, and such Party has carefully read this Agreement and has made such investigation of the facts pertaining to this Agreement as it deems necessary.

(e)    No Admission. Nothing in this Agreement is intended to be, nor shall be deemed to be, an admission of any liability to anyone or an admission of the existence of facts upon which liability could be based other than to the Parties hereto pursuant to this Agreement.

2024 Proxy Statement	B-9

ANNEX B

(f)    Entire Agreement. This Agreement constitutes the entire and only agreement among the Parties with respect to the subject matter hereof, and any representation, promise, or condition in connection therewith shall not be binding upon any of the Parties, except to the extent set forth therein. This Agreement shall not be amended or modified except by a written amendment executed by an authorized representative of each of the Parties.

(g)    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

(h)    No Waiver. Failure to insist on compliance with any term or provision contained in this Agreement shall not be deemed a waiver of that term or provision, nor shall any waiver or relinquishment of any right or power contained in this Agreement at any one time or more times be deemed a waiver or relinquishment of any right or power at any other time or times.

(i)    Severability. The provisions of this Agreement are severable, and if any provision of this Agreement is determined by a court of competent jurisdiction or agreed by the Parties to be invalid, void or unenforceable, this shall not affect the validity or enforceability of the remainder of this Agreement or any other provision, and this Agreement may be enforced as if any such invalid, void or unenforceable provision were stricken.

(j)    Headings. Headings are for convenience only and shall not affect the interpretation of any provision hereof.

SECTION 13.    Definitions of Class B-X and Class B-Y Common Stock.

“Class B-X Common Stock” and “Class B-Y Common Stock” mean:

(a)    if the type of Class B-X Exchange Offer indicated on the Corporation’s signature page hereof is “Class B-1 Common Stock for Class B-2 Common Stock described in Section 4.23(c)(ii)(A) of the Certificate of Incorporation,” Class B-1 Common Stock and Class B-2 Common Stock, respectively;

(b)    if the type of Class B-X Exchange Offer indicated on the Corporation’s signature page hereof is “Class B-2 Common Stock for Class B-3 Common Stock described in Section 4.23(c)(ii)(B) of the Certificate of Incorporation,” Class B-2 Common Stock and Class B-3 Common Stock, respectively;

(c)    if the type of Class B-X Exchange Offer indicated on the Corporation’s signature page hereof is “Class B-3 Common Stock for Class B-4 Common Stock described in Section 4.23(c)(ii)(C) of the Certificate of Incorporation,” Class B-3 Common Stock and Class B-4 Common Stock, respectively; and

(d)    if the type of Class B-X Exchange Offer indicated on the Corporation’s signature page hereof is “Class B-4 Common Stock for Class B-5 Common Stock described in Section 4.23(c)(ii)(D) of the Certificate of Incorporation,” Class B-4 Common Stock and Class B-5 Common Stock, respectively.

[signature pages follow]

B-10

ANNEX B

IN WITNESS WHEREOF, each of the undersigned Parties has executed and delivered this Makewhole Agreement as of the Effective Date.

Effective Date:

Type of Class B-X Exchange Offer:

☐	Class B-1 Common Stock for Class B-2 Common Stock described in Section 4.23(c)(ii)(A) of the Certificate of Incorporation

☐	Class B-2 Common Stock for Class B-3 Common Stock described in Section 4.23(c)(ii)(B) of the Certificate of Incorporation

☐	Class B-3 Common Stock for Class B-4 Common Stock described in Section 4.23(c)(ii)(C) of the Certificate of Incorporation

☐	Class B-4 Common Stock for Class B-5 Common Stock described in Section 4.23(c)(ii)(D) of the Certificate of Incorporation

Class B-X Exchange Offer Acceptance Date:
VISA INC.

By:
Name:
Title:

2024 Proxy Statement	B-11

ANNEX B

IN WITNESS WHEREOF, each of the undersigned Parties has executed and delivered this Makewhole Agreement as of the Effective Date.

(IN BOX BELOW, TYPE LEGAL NAME OF HOLDER.

PLEASE FOLLOW INSTRUCTIONS BELOW; A DISCREPANCY MAY RESULT IN

REJECTION OF TENDERED CLASS B-X COMMON STOCK.)*

By:
Name:
Title:

Address for Notices:

Att’n:
Email:

Number of shares of Class B-X Common Stock tendered in Class B-X Exchange Offer:	shares

*	HOLDER SIGNATURE PAGE INSTRUCTIONS

(1)	All responses should be typewritten or electronically printed, other than signature which should be manual or electronic.

(2)

It is the Holder’s responsibility to ensure that its name, as set forth above, matches both the name listed in the Transfer Agent’s books and records and the name set forth in the Holder’s constitutive instruments.

(3)

A duly completed Officer’s Certificate in the attached form must accompany each signature page. The Officer’s Certificate must be signed by a different officer of the Holder from the officer who signed this signature page.

B-12

ANNEX B

IN WITNESS WHEREOF, each of the undersigned Parties has executed and delivered this Makewhole Agreement as of the Effective Date.

(IN BOX BELOW, TYPE LEGAL NAME OF PARENT GUARANTOR.

PLEASE FOLLOW INSTRUCTIONS BELOW; A DISCREPANCY MAY RESULT IN

REJECTION OF TENDERED CLASS B-X COMMON STOCK.)*

By:
Name:
Title:

Address for Notices:

Att’n:
Email:

*	PARENT GUARANTOR SIGNATURE PAGE INSTRUCTIONS

(1)	All responses should be typewritten or electronically printed, other than signature which should be manual or electronic.

(2)	A separate signature page must be provided for each Parent Guarantor.

(3)	It is the Parent Guarantor’s responsibility to ensure that its name, as set forth above, matches the name set forth in its constitutive instruments.

(4)

A duly completed Officer’s Certificate in the attached form must accompany each signature page. The Officer’s Certificate must be signed by a different officer of the Parent Guarantor from the officer who signed this signature page.

2024 Proxy Statement	B-13

ANNEX B

OFFICER’S CERTIFICATE

Accompanying Holder’s or Parent Guarantor’s

Signature Page of Makewhole Agreement*

This Certificate is being delivered in connection with the Makewhole Agreement with Visa Inc. to be entered into by (check one box below and then complete applicable box; attach constitutive instrument referred to in paragraph 2):

☐ The “Holder” party to the Makewhole Agreement
(type or print full legal name of Holder)
☐ A “Parent Guarantor” party to the Makewhole Agreement
(type or print full legal name of Parent Guarantor)

The undersigned hereby certifies to Visa Inc. that:

1.    The undersigned is a duly authorized officer of the “Holder” or “Parent Guarantor,” as applicable, named above (the “Company”).

2.    Attached to this Officer’s Certificate is a true, correct and complete copy of the certificate of incorporation, certificate of formation, certificate of limited partnership or equivalent constitutive instrument of the Company in effect as of the Effective Date of the Makewhole Agreement. The name of the Company as set forth in the attached document matches the name of the Company as set forth above and on the signature page of the Makewhole Agreement.

3.    Each person who as an authorized officer of the Company signed the Makewhole Agreement was duly elected or appointed, qualified and acting as such at the respective times of the signing and delivery thereof and was duly authorized to sign the Makewhole Agreement on behalf of the Company, and the signature of such person appearing on the signature page of the Makewhole Agreement is the genuine signature of such officer.

IN WITNESS WHEREOF, I have signed this Officer’s Certificate.

By:
(signature)

Name:
(type or print name)

Title:
(type or print title)

*	OFFICER’S CERTIFICATE INSTRUCTIONS

(1)	All responses should be typewritten or electronically printed, other than signature which should be manual or electronic.

(2)	A separate Officer’s Certificate must be provided for the Holder and each Parent Guarantor.

(3)	It is the Company’s responsibility to ensure that its name, as set forth above, matches the name set forth in its constitutive instruments.

(4)	The Officer’s Certificate must be signed by a different officer of the Company from the officer who signed the Company’s signature page.

B-14

ANNEX B

Attachment to Officer’s Certificate

(attach copy of constitutive instrument referred to in paragraph 2 of Officer’s Certificate)

2024 Proxy Statement	B-15

PRELIMINARY COPY - SUBJECT TO COMPLETION VISA INC. P.O. BOX 193243 SAN FRANCISCO, CA 94119-3243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/V2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25762-P00773 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VISA INC. The Board of Directors recommends you vote FOR each of the following nominees listed in Proposal 1. 1. To elect the eleven director nominees named in the proxy statement. Nominees: For Against Abstain 1a. Lloyd A. Carney 1b. Kermit R. Crawford 1c. Francisco Javier Fernández-Carbajal 1d. Ramon Laguarta 1e. Teri L. List 1f. John F. Lundgren 1g. Ryan McInerney 1h. Denise M. Morrison 1i. Pamela Murphy 1j. Linda J. Rendle 1k. Maynard G. Webb, Jr. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve, on an advisory basis, the compensation paid to our named executive officers. 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2024. 4. To approve and adopt the Class B Exchange Offer Certificate Amendments. 5. To approve one or more adjournments of the Annual Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in favor of Proposal 4 if there are insufficient votes at the time of the Annual Meeting to approve such proposal. The Board of Directors recommends you vote AGAINST the following proposals: For Against Abstain 6. To vote on a stockholder proposal requesting that the Board adopt a policy to seek shareholder ratification of certain termination pay arrangements. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 23, 2024: The Notice and Proxy Statement and our Annual Report to Stockholders can be accessed electronically at http://investor.visa.com or www.proxyvote.com. V25763-P00773 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISA INC. 2024 ANNUAL MEETING OF STOCKHOLDERS CLASS A The undersigned stockholder(s) appoint(s) Kelly Mahon Tullier, Julie Rottenberg, and Daniel Gordon, and each of them, with full power of substitution in each, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Class A common stock of Visa Inc. (“Visa”) that are held by the undersigned as of November 24, 2023, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Visa to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/V2024 on January 23, 2024 at 8:30 a.m. (Pacific time), and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS DIRECTED BY THE STOCKHOLDER(S) HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE ELEVEN NOMINEES IDENTIFIED HEREIN TO THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5, AND AGAINST PROPOSAL 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. Continued and to be signed on reverse side

PRELIMINARY COPY - SUBJECT TO COMPLETION VISA INC. P.O. BOX 193243 SAN FRANCISCO, CA 94119-3243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/V2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25764-P00773 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VISA INC. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To approve and adopt the Class B Exchange Offer Certificate Amendments. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 23, 2024: The Notice and Proxy Statement and our Annual Report to Stockholders can be accessed electronically at http://investor.visa.com or www.proxyvote.com. V25765-P00773 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISA INC. 2024 ANNUAL MEETING OF STOCKHOLDERS CLASS B The undersigned stockholder(s) appoint(s) Kelly Mahon Tullier, Julie Rottenberg, and Daniel Gordon, and each of them, with full power of substitution in each, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Class B common stock of Visa Inc. (“Visa”) that are held of record by the undersigned as of November 24, 2023, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Visa to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/V2024 on January 23, 2024 at 8:30 a.m. (Pacific time), and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS DIRECTED BY THE STOCKHOLDER(S) HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. Continued and to be signed on reverse side

PRELIMINARY COPY - SUBJECT TO COMPLETION VISA INC. P.O. BOX 193243 SAN FRANCISCO, CA 94119-3243 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/V2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 22, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V25766-P00773 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VISA INC. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 4. To approve and adopt the Class B Exchange Offer Certificate Amendments. NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 23, 2024: The Notice and Proxy Statement and our Annual Report to Stockholders can be accessed electronically at http://investor.visa.com or www.proxyvote.com. V25767-P00773 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISA INC. 2024 ANNUAL MEETING OF STOCKHOLDERS CLASS C The undersigned stockholder(s) appoint(s) Kelly Mahon Tullier, Julie Rottenberg, and Daniel Gordon, and each of them, with full power of substitution in each, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorize(s) each of them to represent and to vote all of the shares of Class C common stock of Visa Inc. (“Visa”) that are held of record by the undersigned as of November 24, 2023, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Visa to be held virtually via a live audio webcast at www.virtualshareholdermeeting.com/V2024 on January 23, 2024 at 8:30 a.m. (Pacific time), and at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF AS DIRECTED BY THE STOCKHOLDER(S) HEREIN. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournments or postponements thereof. Continued and to be signed on reverse side